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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22025

Voya Separate Portfolios (SPorts) Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd. Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2015

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2015

Class P* and SMA

Fixed-Income Fund

■ Voya Investment Grade Credit Fund

*Patent Pending

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

A question of resources

Dear Shareholder,

Geopolitical strategy and diplomacy — not to mention the global economy — are deeply driven by questions of access to resources. Who has what you need? How much do you have to pay to get it? How friendly do buyers and sellers need to be?

Today we are confronted with a variety of such issues that may profoundly affect the world for decades to come. For example, the renewed prominence of the United States as an energy producer likely will impact the relationships between consumers, like Europe, and producers, such as Russia and OPEC. While the surge of people fleeing wars in the Middle East and Africa may present an integration challenge to Europe, it also may represent an infusion of youth and energy that the aging continent needs. And as traditional supplies of water come under stress, the need for alternative water sources will likely spur the creation of new technologies and new investment opportunities.

Of course, there are more immediate economic concerns, notably whether central bank support — waning in the U.S., expanding pretty much everywhere else — can sustain global economic growth. Add in elements of political uncertainty, and bouts of market volatility should not be unexpected.

What lessons lie here for your investment program? The most important: Don’t try to “game” diversification. No one can be certain how the global economy will turn, or know where the best investment opportunities will arise. Rather than groping for the next hot investment, you’re well advised to remain broadly diversified, retaining the potential to benefit from whatever the next generation of opportunities has to offer. Periodically review your portfolio with your financial advisor to make sure it remains focused on your investing goals. And as always, do not make changes to your portfolio without first discussing them with your financial advisor.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

Voya Family of Funds

May 1, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended March 31, 2015

As our fiscal year started, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends had just recovered from a 5% slump after ending 2013 at a record high. The Index progressed in fits and starts with some wide swings, to end up 13.98% for the fiscal year. (The Index returned 6.03% for the one year ended March 31, 2015, measured in U.S. dollars.)

A cold and snowy winter depressed hiring and other key statistics like durable goods orders and home sales early in 2014. But with the improvement in the season came a pick-up in U.S. economic data. Employment reports looked steadily better and the unemployment rate fell below 6%. The March bulletin marked the twelfth consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled expansion at mostly healthy rates. While the housing market was cooling, the rate of increase in the S&P/Case-Shiller 20-City Composite Home Price Index seemed to be stabilizing in the mid-single digits. The most widely watched measures of consumer confidence touched multi-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but rebounded to 5.0% in the third, before pulling back to 2.2% in the fourth.

Yet concerns periodically surfaced about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish, near 2% annually. The U.S. Federal Reserve Board’s (“Fed’s”) monthly Treasury and mortgage-backed securities purchases ended as expected in October. But by then the Fed’s balance sheet had increased fivefold over six years to $4.5 trillion and the aftermath of any attempt to bring the total down was far from clear. In March, the Fed signaled that a rate rise was probably two or three meetings away, even as some measures like industrial production, retail sales and durable goods orders were starting to fade.

Outside of the U.S., growth in China decelerated to 7.4% in 2014, the slowest since 1990, which weighed on global commodity supplying countries. For this and other reasons, oil prices halved between June and December and floundered thereafter. Japan re-entered recession in the third quarter after an April rise in the consumption tax and the rebound, to growth of 1.5% annualized, was a disappointment. But it was predominantly the euro zone that seemed the most problematic. Growth was barely 1% in 2014. Unemployment seemed stuck above 11.0%, while deflation emerged in December. In Greece, a new government was elected with a mandate to ease the terms of its bailout and roll back reforms. At last in January the European Central Bank (“ECB”) announced quantitative easing, the elixir that despite all else, might drive asset prices higher, judging from the experience of the U.S. and Japan. Monthly purchases of bonds worth €60 billion would be made from March 2015 until September 2016.

Securities prices mirrored investors’ mood swings in the later months. The Index actually reached a new peak on September 19, but by October 16 fell 8%. From there the Index rebounded 12% to December 5, fell 5% to December 16 then rose 11% to March 20, before ending the fiscal year 1.7% below its all-time high.

In U.S. fixed income markets, the Barclays Long-Term U.S. Treasury sub-index returned a remarkable 21.40% over the fiscal year; the Barclays U.S. Treasury Bond sub-index just 5.36% as the Treasury yield curve flattened. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 5.72%, while the Barclays U.S. Corporate Investment Grade Bond sub-index gained 6.81%. Both outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which returned only 2.00%, reflecting the significant representation of the ailing energy industry and perhaps a pull-back after strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 12.73% in the fiscal year, completing nine consecutive winning quarters, the best run since 1998. The health care sector was the top performer, returning 26.19%; not surprisingly, the only loser was energy, which dropped 11.11% as oil prices sagged. Record operating earnings per share for S&P 500® companies in the second and third quarters were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time. Both retreated in the last quarter.

In currencies, the dollar gained ground against most other currencies, surging 28.31% against the euro, as the U.S. ended quantitative easing just as the ECB embarked on it and 16.37% against the yen, on the likelihood of further monetary easing in Japan and an announced partial re-allocation into stocks (including non-yen) for the giant Government Pension Investment Fund (“GPIF”). The dollar gained less, 12.44%, on the pound. The UK had a better growth story than the euro zone, which however is the destination for about 40% of the UK’s exports.

In international markets, the MSCI Japan® Index leaped 30.49% in the fiscal year, boosted in the case of Japan’s large exporters by the falling yen, by continued quantitative easing and by the GPIF’s announcement described above. The MSCI Europe ex UK® Index added 18.85%. The poor economic data were ultimately trumped by the prospect of quantitative easing, plus the declining euro that went with it. The MSCI UK® Index was much weaker, edging up 6.11%. Nearly half of this index is comprised of 15 names, mostly global banking, energy, pharmaceuticals and materials companies, not particularly representative of an improving economy, and which on average returned barely 1%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Index	The Index is the Corporate component of the U.S. Credit Index. It includes publicly-issued U.S. corporate and secured notes that meet the specified maturity, liquidity, and quality requirements. The Index includes corporate sectors including Industrial, Utility, and Finance.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

Voya Investment Grade Credit Fund	Portfolio Managers’ Report

Sector Diversification as of March 31, 2015 (as a percentage of net assets)

Financials	32.5%
Consumer, Non-cyclical	15.6%
Energy	12.9%
Communications	11.7%
Utilities	6.6%
U.S. Treasury Obligations	6.1%
Consumer, Cyclical	3.8%
Industrials	3.4%
Basic Materials	2.5%
Technology	1.4%
Diversified	0.8%
Assets in Excess of Other Liabilities	2.7%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Voya Investment Grade Credit Fund (the “Fund”) seeks to maximize total return. Total return is a combination of income and capital appreciation. The Fund is managed by Anil Katarya, Travis King, CFA, and Kurt Kringelis, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2015, the Fund’s Class SMA shares returned 8.19%, compared to the Barclays U.S. Corporate Index (the “Index” or “Barclays U.S. Corporate”), which returned 6.81% for the same period.

Portfolio Specifics: Fund positioning over the period was consistent in an underweight to investment grade corporate bonds versus the benchmark, as the Fund sought relative value in other areas of the fixed income market. Consequently, there was an overweight to high yield corporate bonds focused on subordinated debt of financial institutions and to U.S. Treasuries in an effort to increase liquidity and the defensive position of the Fund. Overall, the Index generated a positive total return, but underperformed U.S. Treasuries as spreads widened 23 basis points (“bps”) during the latter half of 2014, ending the period at 129 bps. (A basis point equals one one-hundredth of one percent). Excess returns for the period versus U.S. Treasuries were mixed, with industrials and utilities underperforming, whereas financials slightly outperformed. Within the investment grade corporate allocation, in the first portion of the period, the Fund was overweight utilities and underweight to financials and industrials. However, as the energy crisis surrounding the price of oil expanded in the latter half of the period, the Fund shifted positioning to reduce the overweight to utilities, increased positions in industrials and slightly reduced exposure to financials. Asset allocation within the Fund was modestly positive for the reporting period, with the largest contribution from Treasuries, followed by allocations to industrials.

Security selection was the main driver of performance for the Fund, with the largest contribution of outperformance coming from issue selection within financials. Additionally, utilities provided a significant amount of outperformance on a relative basis, followed by modest gains within industrials. Specifically, Royal Bank of Scotland Group PLC, Wells Fargo & Co., Tyson Foods, Inc. and MetLife, Inc. were securities that contributed to portfolio performance. Detractors for the Fund include UniCredit SpA, Diamond Offshore Drilling Inc. and eBay, Inc.

Top Ten Holdings as of March 31, 2015 (as a percentage of net assets)

United States Treasury Bond, 3.000%, 11/15/44	3.4%
United States Treasury Bond, 2.000%, 02/15/25	2.7%
Medtronic, Inc., 4.625%, 03/15/45	1.3%
MPLX L.P, 4.000%, 02/15/25	1.2%
Kinder Morgan, Inc./DE, 5.550%, 06/01/45	1.1%
Phillips 66 Partners L.P, 3.605%, 02/15/25	1.1%
Actavis Funding SCS, 4.750%, 03/15/45	1.1%
BorgWarner, Inc., 4.375%, 03/15/45	1.0%
Bank of America Corp., 6.100%, 12/29/49	1.0%
HSBC Holdings PLC, 6.375%, 03/29/49	1.0%
Portfolio holdings are subject to change daily.

In terms of credit quality we shifted positioning slightly during the period to lower-rated credits, specifically BBB- and B-rated issuers, while reducing our exposure to A-rated securities. The Fund was significantly overweight to BBB-rated securities for the entirety of the period, which underperformed A-rated securities in the Index. Duration and yield curve positioning were kept almost neutral to that of the benchmark and therefore had a minimal effect on performance.

Interest rate futures were used for duration/curve management and had an overall neutral impact on the Fund.

Current Strategy and Outlook: Punxsutawney Phil won’t be adding “economic soothsayer” to his resume this year. The prescient marmot saw his shadow on Groundhog Day, which typically prognosticates six more weeks of winter. But if the latest U.S. Federal Reserve Board (“Fed”) announcement was any barometer of the economic climate, we believe it would be superstitious to believe in a spring of interest rates anytime soon.

While the improving labor market points to sunnier days ahead, the Fed’s dovish tone suggests that job growth is being overshadowed by the realities of low wage inflation, a strong dollar and collapsing oil prices. And though snowy weather was partially to blame for housing starts falling in February, the decline was the largest in four years — evidence that the housing market is cooling off.

We believe the removal of  “patient” from the Fed’s latest announcement implies a shift in policy could happen in 2015. With forward guidance gone and the emphasis squarely on the economy, we believe the message is clear: the Fed will not be impatient about raising rates. Job growth alone likely isn’t enough to offset the weak global growth forecast. On the other hand, a weaker euro and quantitative easing by the European Central Bank are reviving growth prospects in Europe. Keeping Fed policy on hold allows more time for U.S. labor market improvement to percolate into other areas of the economy. Low commodity prices and a strong dollar restrain inflation and are also positive tailwinds for consumers.

4

Portfolio Managers’ Report	Voya Investment Grade Credit Fund

We believe supportive policy globally will help smooth over economic and seasonal noise. With a quiescent Fed for now, we will likely maintain our bias for U.S. dollar-denominated spread sectors, which we expect to benefit from the strength and stability of the U.S. economy and from capital seeking more attractive yield than can be found elsewhere. We believe rates are likely to be range-bound and interest rate volatility is likely to decline in the near term. If clearer signs emerge that the economy is heating up, we believe we could see rising volatility and a spring of interest rates later this year.

Leverage has been on the rise in recent quarters. In our opinion, corporate revenue and earnings growth have remained fairly stable for the past few years. However, we do not see an inflection point on the horizon for the credit cycle. Excluding metals and energy, corporate spreads have moved back into the range of their cycle lows, but flows have been positive and we believe demand remains sound despite heavy issuance.

Though changes in Fed language are a concern, above-trend growth in the U.S. and low inflation expectations in Europe lead us to believe that domestic corporates are attractive and able to generate positive excess returns. We will continue to favor the financial sector as we believe valuations remain compelling versus industrials and event risk within financials remains low. In addition, we still see BBB-rated issuers as more favorable positions to A-rated issuers and will retain an overweight position in the Fund to these lower-rated issuers.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

5

Voya Investment Grade Credit Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2015
	1 Year	5 Year	Since Inception of Class SMA June 8, 2007	Since Inception of Class P March 1, 2013
Class P	8.05%	—	—	6.09%
Class SMA	8.19%	6.22%	7.02%	—
Barclays U.S. Corporate	6.81%	6.50%	6.66%	3.90%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Investment Grade Credit Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The Fund does not pay most expenses directly. However, you may pay certain “wrap fees,” which are not included above. The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

6

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees, and (2) ongoing costs, including management fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015. The Fund’s expenses are shown without the imposition of any sales charges or fees and do not reflect any “wrap fees.” Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of the Fund only and do not reflect any wrap fees or transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs at the fund level only, and will not help you determine the relative total costs of owning different mutual funds through wrap programs. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2015*	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2015*
Class P	$1,000.00	$1,049.40	0.11%	$0.56	$1,000.00	$1,024.38	0.11%	$0.56
Class SMA	1,000.00	1,050.10	0.00	0.00	1,000.00	1,024.93	0.00	0.00

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

Voya Separate Portfolios Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolio of investments, of Voya Investment Grade Credit Fund, a series of Voya Separate Portfolios Trust, as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Investment Grade Credit Fund as of March 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

May 22, 2015

8

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2015

ASSETS:
Investments in securities at fair value*	$125,263,456
Cash	1,763,418
Cash collateral for futures	552,440
Receivables:
Investment securities sold	168,187
Fund shares sold	66,356
Interest	1,126,107
Prepaid expenses	7,499
Other assets	1,016
Total assets	128,948,479
LIABILITIES:
Income distribution payable	9,760
Payable for investment securities purchased	116,897
Payable for fund shares redeemed	2,757
Payable for investment management fees	5,988
Payable to trustees under the deferred compensation plan (Note 5)	1,016
Payable for trustee fees	2,124
Other accrued expenses and liabilities	44,200
Total liabilities	182,742
NET ASSETS	$128,765,737

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$123,639,075
Distributions in excess of net investment income	(4,558)
Accumulated net realized gain	654,231
Net unrealized appreciation	4,476,989
NET ASSETS	$128,765,737

* Cost of investments in securities	$120,354,320

Class P
Net assets	$125,607,489
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	11,345,891
Net asset value and redemption price per share	$11.07

Class SMA
Net assets	$3,158,248
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	285,482
Net asset value and redemption price per share	$11.06

See Accompanying Notes to Financial Statements

9

STATEMENT OF OPERATIONS for the year ended March 31, 2015

INVESTMENT INCOME:
Interest	$4,405,823
Total investment income	4,405,823

EXPENSES:
Investment management fees	437,502
Transfer agent fees:
Class P	162
Class SMA	907
Administrative service fees	109,374
Shareholder reporting expense	15,461
Registration fees	23,494
Professional fees	46,116
Custody and accounting expense	20,660
Trustee fees	4,492
Miscellaneous expense	7,606
Interest expense	358
Total expenses	666,132
Net waived and reimbursed fees	(550,270)
Net expenses	115,862
Net investment income	4,289,961

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,490,701
Futures	(2,523,480)
Net realized gain	1,967,221
Net change in unrealized appreciation (depreciation) on:
Investments	2,612,266
Futures	(380,227)
Net change in unrealized appreciation (depreciation)	2,232,039
Net realized and unrealized gain	4,199,260
Increase in net assets resulting from operations	$8,489,221

See Accompanying Notes to Financial Statements

10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
FROM OPERATIONS:
Net investment income	$4,289,961	$2,232,775
Net realized gain	1,967,221	118,092
Net change in unrealized appreciation	2,232,039	1,755,864
Increase in net assets resulting from operations	8,489,221	4,106,731

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class P	(4,197,164)	(1,965,172)
Class SMA	(92,797)	(269,221)
Net realized gains:
Class P	(1,403,725)	(37,798)
Class SMA	(24,974)	(4,046)
Total distributions	(5,718,660)	(2,276,237)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	32,199,957	83,814,483
Reinvestment of distributions	5,601,005	2,002,977
	37,800,962	85,817,460
Cost of shares redeemed	(5,663,052)	(4,015,444)
Net increase in net assets resulting from capital share transactions	32,137,910	81,802,016
Net increase in net assets	34,908,471	83,632,510

NET ASSETS:
Beginning of year or period	93,857,266	10,224,756
End of year or period	$128,765,737	$93,857,266
Distributions in excess of net investment income at end of year or period	$(4,558)	$(4,558)

See Accompanying Notes to Financial Statements

11

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss)
		from
		investment																		Supplemental
		operations				Less Distributions							Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Class P
03-31-15	10.79	0.43		0.42	0.85	0.43	0.14	—	0.57	—	11.07	8.05	0.61	0.11		0.11		3.92		125,607	436
03-31-14	10.69	0.41	•	0.09	0.50	0.39	0.01	—	0.40	—	10.79	4.81	0.71	0.15		0.15		3.89		87,072	536
03-01-13(4) - 03-31-13	10.73	0.03		(0.04)	(0.01)	0.03	—	—	0.03	—	10.69	(0.13)	0.73	0.15		0.15		2.96		3	29
Class SMA
03-31-15	10.78	0.44		0.42	0.86	0.44	0.14	—	0.58	—	11.06	8.19	0.65	0.00	*,(5)	0.00	*,(5)	4.01	(5)	3,158	436
03-31-14	10.69	0.41		0.10	0.51	0.41	0.01	—	0.42	—	10.78	4.87	0.71	0.00	(5)	0.00	(5)	3.79	(5)	6,785	536
03-31-13	10.52	0.33		0.25	0.58	0.33	0.08	—	0.41	—	10.69	5.49	0.73	0.00	(5)	0.00	(5)	3.05	(5)	10,222	29
03-31-12	10.28	0.35		0.38	0.73	0.35	0.14	—	0.49	—	10.52	7.20	1.16	0.00	(5)	0.00	(5)	3.33	(5)	10,978	27
03-31-11	10.44	0.40	•	0.15	0.55	0.40	0.31	—	0.71	—	10.28	5.40	1.37	0.00	(5)	0.00	(5)	3.79	(5)	7,375	144

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of any wrap fees, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(5)	The Investment Adviser has contractually agreed to reimburse all operating expenses of Class SMA indefinitely, except certain extraordinary expenses. Expense ratios do not include fees charged by the program sponsor for participation in a wrap fee program.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

12

Notes to Financial Statements as of March 31, 2015

NOTE 1 — ORGANIZATION

Voya Separate Portfolios Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of fourteen separately managed series. This report is for Voya Investment Grade Credit Fund (“Investment Grade Credit” or the “Fund”), a diversified series of the Trust.

The Fund offers Class P* and Class SMA shares. The separate classes of shares differ principally in the type of shareholder permitted to invest in each class and the contractual expenses in place for each class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Voya Investments, LLC is absorbing and/or reimbursing all expenses of operating Class SMA, except certain extraordinary expenses. However, Class SMA is an integral part of separately managed account programs (“wrap programs”) sponsored by investment advisers and broker-dealers that may or may not be affiliated with Voya Investments, LLC. If you are a participant in a wrap program, you pay a “wrap fee” to the sponsor of the program for the cost and expenses of the program.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. The net asset value (“NAV”) per share for each class of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Fund is open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the normal trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the mean of the closing bid and ask price on that day. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data; (b) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (c) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (d) Centrally cleared swap

13

Notes to Financial Statements as of March 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agreements are valued using a price provided by the central counterparty clearinghouse; (e) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (f) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (g) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day

14

Notes to Financial Statements as of March 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments.

For the year ended March 31, 2015, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C. Risk Exposures and the Use of Derivative Instruments. The Fund pursues its investment objectives by purchasing derivative instruments, including, but not limited to, futures contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund invests in derivative instruments to increase or decrease its exposure to the following market risk factors:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

D. Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the

15

Notes to Financial Statements as of March 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2015, the Fund had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended March 31, 2015, the Fund had an average notional value of  $43,234,400 and $37,754,407 on futures contracts purchased and sold, respectively. Please refer to the table following the Summary Portfolio of Investments for open futures contracts at March 31, 2015.

E. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund distributes capital gains, if any, annually. The Fund declares dividends daily and pays dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

F. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

G. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

I. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2015, the cost of purchases and proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Investment Grade Credit	$247,423,907	$220,642,077

U.S. government securities not included above were as follows:

	Purchases	Sales
Investment Grade Credit	$244,874,196	$243,573,909

NOTE 4 — INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTION FEES

The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.40% of the Fund’s average daily net assets. The Investment Adviser is contractually obligated to waive the investment management fee for Class P shares of the Fund. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

16

Notes to Financial Statements as of March 31, 2015 (continued)

NOTE 4 — INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTION FEES (continued)

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

The Fund has entered into an administrative agreement (“Administrative Agreement”) with the Administrator. The Administrator provides certain administrative and shareholder services necessary for the Fund’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets. The Administrator is contractually obligated to waive the administrative fee for Class P shares of the Fund. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

Please see Note 13 — Subsequent Events on the Combination of the former Management Agreement and Administrative Agreement.

The Fund does not pay the Distributor a distribution fee.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2015, the following affiliated investment companies owned more than 5% of the Fund:

Affiliated Investment Company	Percentage
Voya Aggregate Bond Portfolio	7.92%
Voya Intermediate Bond Portfolio	89.48

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. When the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 6 — OTHER ACCRUED EXPENSES AND LIABILITIES

At March 31, 2015, the Fund had the following payable included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Expenses	Amount
Audit	$25,088

NOTE 7 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between the Investment Adviser and the Trust, on behalf of the Fund, the Investment Adviser has agreed to absorb and/or reimburse certain fees and expenses. Under the Expense Limitation Agreement, to the extent not inconsistent with U.S. tax requirements, the Investment Adviser will absorb and reimburse all ordinary operating expenses of Class SMA and Class P shares, so that the expenses are 0.00% and 0.15%, respectively. The Expense Limitation Agreement excludes interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses.

The Expense Limitation Agreement is contractual through August 1, 2016 for Class P shares and indefinitely for Class SMA shares and shall renew automatically for one-year terms for Class P shares only. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities, and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23,

17

Notes to Financial Statements as of March 31, 2015 (continued)

NOTE 8 — LINE OF CREDIT (continued)

2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

During the year ended March 31, 2015, the Fund utilized the line of credit as follows:

Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
3	$2,061,000	1.08%

NOTE 9 — CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class P
3/31/2015	2,762,455	—	511,170	—	3,273,625	30,250,000	—	5,600,892	—	35,850,892
3/31/2014	7,882,563	—	189,423	—	8,071,986	83,225,000	—	2,002,977	—	85,227,977
Class SMA
3/31/2015	177,841	—	10	(521,614)	(343,763)	1,949,957	—	113	(5,663,052)	(3,712,982)
3/31/2014	54,949	—	—	(381,800)	(326,851)	589,483	—	—	(4,015,444)	(3,425,961)

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Investments. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Credit Risk. The Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

18

Notes to Financial Statements as of March 31, 2015 (continued)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended March 31, 2015	Year Ended March 31, 2014
Ordinary Income	Ordinary Income	Long-term Capital Gains
$5,718,660	$2,263,706	$12,531

The tax-basis components of distributable earnings as of March 31, 2015 were:

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)
$286,328	$4,850,876

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of March 31, 2015, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — RESTRUCTURING PLAN

Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Fund. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. In addition, in 2013, shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Investment Adviser represented that the new

19

Notes to Financial Statements as of March 31, 2015 (continued)

NOTE 12 — RESTRUCTURING PLAN (continued)

investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on the new agreements with the Investment Adviser and affiliated sub-adviser.

In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock of and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.

NOTE 13 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2015, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class P	$0.0343	May 1, 2015	Daily
Class SMA	$0.0352	May 1, 2015	Daily

Combination of former Management Agreement and Administrative Agreement: At a meeting held on March 12, 2015, the Board approved amending and restating the Fund’s Management Agreement so that, effective May 1, 2015, the terms of the Fund’s Management Agreement and its Administrative Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and, under the Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Fund.

Line of Credit: Effective May 22, 2015, the funds to which the Credit Agreement is available will pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

20

Voya Investment Grade Credit Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 91.2%
		Basic Materials: 2.5%
1,000,000	#	Anglo American Capital PLC, 4.125%, 04/15/21	$1,030,922	0.8
600,000	#	Georgia-Pacific LLC, 3.163%, 11/15/21	615,937	0.5
350,000	#	Glencore Funding LLC, 2.500%, 01/15/19	350,483	0.3
650,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	703,290	0.5
561,000		Other Securities	576,134	0.4
			3,276,766	2.5
		Communications: 11.7%
900,000		AT&T, Inc., 4.800%, 06/15/44	926,844	0.7
1,263,000		CBS Corp., 3.500%, 01/15/25	1,277,891	1.0
590,000		CBS Corp., 3.700%-5.900%, 08/15/24-10/15/40	639,471	0.5
1,136,000	#	Cox Communications, Inc., 4.800%, 02/01/35	1,198,712	0.9
1,000,000		DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., 3.950%, 01/15/25	1,032,363	0.8
406,000		DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., 5.150%, 03/15/42	426,545	0.3
900,000	#	Telecom Italia SpA, 5.303%, 05/30/24	946,125	0.7
850,000		Time Warner Cable, Inc., 5.000%-5.875%, 02/01/20-11/15/40	987,048	0.8
830,000		Time Warner, Inc., 4.050%-4.900%, 12/15/23-06/15/42	909,159	0.7
1,040,000		Verizon Communications, Inc., 3.500%, 11/01/24	1,066,458	0.8
767,000		Verizon Communications, Inc., 5.150%, 09/15/23	879,965	0.7
491,000	#	Verizon Communications, Inc., 4.522%, 09/15/48	489,252	0.4
1,076,000		Verizon Communications, Inc., 4.862%-6.550%, 09/15/43-08/21/54	1,233,005	1.0
2,878,000		Other Securities	3,075,794	2.4
			15,088,632	11.7
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: 3.8%
1,300,000		BorgWarner, Inc., 4.375%, 03/15/45	$1,355,621	1.0
1,050,000		General Motors Co., 5.000%, 04/01/35	1,124,096	0.9
828,000		Walgreens Boots Alliance, Inc., 4.500%, 11/18/34	878,058	0.7
1,468,000		Other Securities	1,591,089	1.2
			4,948,864	3.8
		Consumer, Non-cyclical: 15.6%
451,000		Actavis Funding SCS, 3.850%, 06/15/24	466,735	0.3
1,311,000		Actavis Funding SCS, 4.750%, 03/15/45	1,396,956	1.1
1,099,000		AmerisourceBergen Corp., 3.400%-4.250%, 05/15/24-03/01/45	1,151,150	0.9
1,000,000		Becton Dickinson and Co., 3.734%, 12/15/24	1,049,520	0.8
1,004,000		Campbell Soup Co., 3.300%, 03/19/25	1,026,296	0.8
1,167,000	#	JM Smucker Co/The, 4.375%, 03/15/45	1,221,498	1.0
1,132,000		Laboratory Corp. of America Holdings, 3.600%, 02/01/25	1,138,906	0.9
380,000		Laboratory Corp. of America Holdings, 4.700%, 02/01/45	392,750	0.3
400,000		Medtronic, Inc., 3.625%, 03/15/24	425,174	0.3
1,418,000	#	Medtronic, Inc., 4.625%, 03/15/45	1,611,564	1.3
1,144,000		Merck & Co., Inc., 2.750%, 02/10/25	1,145,526	0.9
1,250,000		Synchrony Financial, 3.000%-4.250%, 08/15/19-08/15/24	1,293,677	1.0
7,176,000		Other Securities	7,709,671	6.0
			20,029,423	15.6
		Diversified: 0.8%
1,000,000		Brixmor Operating Partnership L.P., 3.850%, 02/01/25	1,002,853	0.8

See Accompanying Notes to Financial Statements

21

Voya Investment Grade Credit Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: 12.9%
960,000		BP Capital Markets PLC, 2.315%, 02/13/20	$968,722	0.7
840,000		BP Capital Markets PLC, 3.506%, 03/17/25	858,556	0.7
759,000	#	Enable Midstream Partners L.P., 5.000%, 05/15/44	695,184	0.5
860,000		Enterprise Products Operating LLC, 4.950%, 10/15/54	922,097	0.7
1,351,000		Kinder Morgan, Inc./DE, 5.550%, 06/01/45	1,429,901	1.1
1,490,000		MPLX L.P., 4.000%, 02/15/25	1,504,901	1.2
1,410,000		Phillips 66 Partners L.P., 3.605%, 02/15/25	1,415,223	1.1
1,170,000		Statoil ASA, 2.450%, 01/17/23	1,153,280	0.9
7,915,000		Other Securities	7,708,498	6.0
			16,656,362	12.9
		Financial: 32.5%
1,700,000		American International Group, Inc., 3.375%-4.500%, 08/15/20-07/16/44	1,777,550	1.4
1,100,000		Air Lease Corp., 2.125%, 01/15/18	1,097,250	0.9
1,328,000		Bank of America Corp., 6.100%, 12/29/49	1,350,410	1.0
2,350,000		Bank of America Corp., 4.000%-6.500%, 04/01/24-10/29/49	2,445,052	1.9
569,000	#	Barclays Bank PLC, 6.050%, 12/04/17	626,970	0.5
600,000	#	BPCE SA, 4.500%, 03/15/25	611,840	0.5
1,785,000		Citigroup, Inc., 4.000%-6.300%, 08/05/24-12/29/49	1,887,866	1.5
1,007,000		Columbia Property Trust Operating Partnership L.P., 4.150%, 04/01/25	1,037,169	0.8
1,264,000	#	Credit Agricole SA, 4.375%, 03/17/25	1,280,624	1.0
500,000	#	Credit Suisse AG, 6.500%, 08/08/23	572,144	0.5
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
1,279,000	#	Credit Suisse Group Funding Guernsey Ltd., 3.750%, 03/26/25	$1,295,564	1.0
1,082,000		DDR Corp., 3.625%, 02/01/25	1,082,017	0.8
851,000		Ford Motor Credit Co. LLC, 2.597%, 11/04/19	863,147	0.7
1,000,000		Goldman Sachs Group, Inc., 4.000%, 03/03/24	1,058,043	0.8
1,100,000		Goldman Sachs Group, Inc., 5.700%-6.750%, 10/01/37-12/29/49	1,305,528	1.0
400,000	#	HBOS PLC, 6.750%, 05/21/18	448,466	0.3
1,276,000		HSBC Holdings PLC, 6.375%, 03/29/49	1,307,900	1.0
530,000		Intesa Sanpaolo SpA, 5.250%, 01/12/24	597,586	0.4
845,000	#	Intesa Sanpaolo SpA, 5.017%, 06/26/24	866,439	0.7
1,066,000		JPMorgan Chase & Co., 4.125%-6.125%, 12/15/26-12/29/49	1,100,583	0.9
1,000,000		Kilroy Realty L.P., 4.250%-4.800%, 07/15/18-08/15/29	1,060,911	0.8
1,300,000		Lloyds Banking Group PLC, 4.500%-7.500%, 11/04/24-04/30/49	1,365,065	1.1
927,000		MetLife, Inc., 4.721%, 12/15/44	1,054,684	0.8
950,000		Morgan Stanley, 3.700%, 10/23/24	992,445	0.8
1,140,000		Morgan Stanley, 5.550%, 12/29/49	1,154,250	0.9
1,731,000		Morgan Stanley, 4.300%-5.450%, 09/08/26-12/29/49	1,790,966	1.4
1,000,000		Popular, Inc., 7.000%, 07/01/19	996,250	0.8
901,000		Retail Opportunity Investments Partnership L.P., 4.000%, 12/15/24	923,498	0.7

See Accompanying Notes to Financial Statements

22

Voya Investment Grade Credit Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
1,000,000		Royal Bank of Scotland Group PLC, 5.125%-6.000%, 12/19/23-05/28/24	$1,082,257	0.8
1,266,000	#	Washington Prime Group L.P., 3.850%, 04/01/20	1,278,578	1.0
873,000		Wells Fargo & Co., 4.650%, 11/04/44	934,887	0.7
1,181,000		Wells Fargo & Co., 4.100%-5.900%, 06/03/26-12/29/49	1,262,717	1.0
1,280,000		XLIT Ltd., 4.450%, 03/31/25	1,290,865	1.0
3,820,000		Other Securities	4,018,559	3.1
			41,818,080	32.5
		Industrial: 3.4%
1,270,000		Burlington Northern Santa Fe LLC, 3.000%, 04/01/25	1,283,472	1.0
513,000		Burlington Northern Santa Fe LLC, 4.550%, 09/01/44	564,561	0.4
1,265,000		Rockwell Automation, Inc., 2.875%, 03/01/25	1,276,791	1.0
1,205,000		Other Securities	1,240,023	1.0
			4,364,847	3.4
		Technology: 1.4%
1,724,000		Other Securities	1,732,921	1.4
		Utilities: 6.6%
1,117,000	#	EDP Finance BV, 4.125%, 01/15/20	1,157,910	0.9
250,000	#	Jersey Central Power & Light Co., 4.700%, 04/01/24	273,277	0.2
900,000	#	Oncor Electric Delivery Co. LLC, 2.950%, 04/01/25	910,565	0.7
994,000		Potomac Electric Power Co., 4.150%, 03/15/43	1,076,449	0.8
4,812,000		Other Securities	5,137,248	4.0
			8,555,449	6.6
		Total Corporate Bonds/ Notes (Cost $112,640,369)	117,474,197	91.2
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 6.1%
	U.S. Treasury Bonds: 6.1%
3,475,000	2.000%, due 02/15/25	$3,497,261	2.7
3,916,000	3.000%, due 11/15/44	4,291,998	3.4
	Total U.S. Treasury Obligations (Cost $7,713,951)	7,789,259	6.1
	Total Investments in Securities (Cost $120,354,320)	$125,263,456	97.3
	Assets in Excess of Other Liabilities	3,502,281	2.7
	Net Assets	$128,765,737	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Cost for federal income tax purposes is $120,412,580.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,279,447
Gross Unrealized Depreciation	(428,571)
Net Unrealized Appreciation	$4,850,876

See Accompanying Notes to Financial Statements

23

Voya Investment Grade Credit Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2015
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$117,474,197	$—	$117,474,197
U.S. Treasury Obligations	—	7,789,259	—	7,789,259
Total Investments, at fair value	$—	$125,263,456	$—	$125,263,456
Other Financial Instruments+
Futures	229,098	—	—	229,098
Total Assets	$229,098	$125,263,456	$—	$125,492,554
Liabilities Table
Other Financial Instruments+
Futures	$(661,245)	$—	$—	$(661,245)
Total Liabilities	$(661,245)	$—	$—	$(661,245)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2015, the following futures contracts were outstanding for Voya Investment Grade Credit Fund:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	139	06/30/15	$30,462,720	$85,391
U.S. Treasury 5-Year Note	158	06/30/15	18,993,328	143,707
			$49,456,048	$229,098
Short Contracts
U.S. Treasury 10-Year Note	(197)	06/19/15	(25,394,531)	(301,739)
U.S. Treasury Long Bond	(61)	06/19/15	(9,996,375)	(298,471)
U.S. Treasury Ultra Long Bond	(42)	06/19/15	(7,134,750)	(61,035)
			$(42,525,656)	$(661,245)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$229,098
Total Asset Derivatives		$229,098
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$661,245
Total Liability Derivatives		$661,245

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

24

Voya Investment Grade Credit Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(2,523,480)
Total	$(2,523,480)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(380,227)
Total	$(380,227)

See Accompanying Notes to Financial Statements

25

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2015 were as follows:

Fund Name	Type	Per Share Amount
Voya Investment Grade Credit Fund
Class P	NII	$0.4312
Class SMA	NII	$0.4449
All Classes	STCG	$0.1384

NII – Net investment income

STCG – Short-term capital gain

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 100% of net investment income distributions as interest-related dividends.

The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

26

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Trustee	July 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	158	DSM/Dentaquest, Boston, MA (February 2014 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson Trustee	January 2014 - Present May 2007 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	158	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	May 2007 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	158	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).
Albert E. DePrince, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013 - Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991 - July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	158	None.
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	October 2007 - Present	Retired.	158	First Marblehead Corporation (September 2003 - Present).
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	May 2013 - Present	Retired.	158	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2007 - Present	Retired.	158	Assured Guaranty Ltd. (April 2004 - Present).

27

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	158	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	May 2007 - Present	Consultant (May 2001 - Present).	158	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	May 2007 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	158	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	May 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	158	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2015.

(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

28

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	March 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Executive Vice President	March 2007 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	March 2007 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012 - Present	Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012- Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2007 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	March 2007 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	July 2012 - Present	Senior Vice President - Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	March 2007 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd.Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2007 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).

29

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2007 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Vice President, Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 - Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	March 2007 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2007 - Present	Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	March 2007 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	March 2007 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

30

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH CHANGE OF CONTROL EVENT

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, when Voya Investment Grade Credit Fund (the “Fund”), a series of Voya Separate Portfolios Trust (the “Trust”), enters into a new investment advisory contract with Voya Investments, LLC (the “Adviser”), and the Adviser enters into a new sub-advisory contract between the Adviser and Voya Investment Management Co. LLC (the “Sub-Adviser”), the Board of Trustees (the “Board”) of the Trust, including a majority of the Board members who have no direct or indirect interest in the Fund’s investment advisory and sub-advisory contracts, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Fund in connection with a Change of Control Event, as such term is defined below.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”), the former parent company of the Adviser and the Sub-Adviser, is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (the “Separation Plan”). Voya Financial, Inc. previously was a wholly owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and the Sub-Adviser.

The Fund is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.”

ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of

Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Fund to benefit from the continuation of services by the Adviser, the Sub-Adviser, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Fund shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Fund’s existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014 the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements (the “New Agreements”) for the Fund to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Fund in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers, including the Sub-Adviser.

The decision by the Board, including a majority of the Independent Trustees, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Fund for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Fund, without interruption, after the Change of Control Event.

31

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Adviser under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and the Sub-Adviser’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, the Sub-Adviser, and their affiliates with respect to their services to the Fund.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth in the Fund’s Semi-Annual Report, dated September 30, 2014, under the section titled “Board Consideration and Approval of Investment Advisory and Sub-Advisory Contracts.”

In connection with its approval of the New Agreements, on November 18, 2014 the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s assessment of the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the funds in the Voya funds complex, including the Fund. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Fund to continue receiving investment management services from the Adviser and Sub-Adviser following the November 18, 2014 Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Fund than, the terms of the corresponding Prior Agreements.

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of

32

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the same nature, extent and quality under the New Agreements as were provided thereby under the Prior Agreements; and (b) the November 18, 2014 Change of Control Event is not expected to result in any changes to: (i) the management of the Fund, including the continuity of the Fund’s portfolio managers and other personnel responsible for the management operations of the Fund; or (ii) the investment objective of or the principal investment strategies used to manage the Fund.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014 approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Trustees, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

APPROVAL OF AMENDED AND RESTATED INVESTMENT MANGEMENT AGREEMENT

At a meeting held on March 12, 2015, the Board approved amending and restating the Fund’s Management Agreement so that, effective May 1, 2015, the terms of the Fund’s Management Agreement and its Administrative Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and, under the Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Fund.

In connection with its review, the Board determined that it did not need to consider certain factors it typically considers during its review of the Fund’s advisory agreement because it had reviewed, among other matters, the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided on September 12, 2014, when it renewed the agreement. In analyzing whether to approve the Amended and Restated Investment Management Agreement, the Board did consider, among other things: (1) a memorandum and related materials outlining the terms of these agreements and Management’s rationale for proposing the amendments that combine the terms of the Fund’s investment management and administrative services arrangements under a single agreement; (2) Management’s representations that, under the Amended and Restated Investment Management Agreement, there would be no change in the fees payable for the combination of advisory and administrative services provided to the Fund; (3) Management’s confirmation that the implementation of the Amended and Restated Investment Management Agreement would result in no change in the scope of services that the Adviser provides to the Fund and that the personnel who have provided administrative and advisory services to the Fund previously would continue to do so after the Amended and Restated Investment Management Agreement become effective; and (4) representations from Management that the combination of the agreements better aligns the Fund’s contracts with the manner in which Voya provides such services to the Fund. In approving the amendments to the Fund’s Management Agreement, different Board members may have given different weight to different individual factors and related conclusions.

33

Investment Adviser

Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

Voya Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	AR-IGCFSMA (0315-052115)

Annual Report

March 31, 2015

Class P*

■	Voya Emerging Markets Corporate Debt Fund

■	Voya Emerging Markets Hard Currency Debt Fund

■	Voya Emerging Markets Local Currency Debt Fund

■	Voya Securitized Credit Fund

*Patent Pending

E-Delivery Sign-up – details inside

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

A question of resources

Dear Shareholder,

Geopolitical strategy and diplomacy — not to mention the global economy — are deeply driven by questions of access to resources. Who has what you need? How much do you have to pay to get it? How friendly do buyers and sellers need to be?

Today we are confronted with a variety of such issues that may profoundly affect the world for decades to come. For example, the renewed prominence of the United States as an energy producer likely will impact the relationships between consumers, like Europe, and producers, such as Russia and OPEC. While the surge of people fleeing wars in the Middle East and Africa may present an integration challenge to Europe, it also may represent an infusion of youth and energy that the aging continent needs. And as traditional supplies of water come under stress, the need for alternative water sources will likely spur the creation of new technologies and new investment opportunities.

Of course, there are more immediate economic concerns, notably whether central bank support — waning in the U.S., expanding pretty much everywhere else — can sustain global economic growth. Add in elements of political uncertainty, and bouts of market volatility should not be unexpected.

What lessons lie here for your investment program? The most important: Don’t try to “game” diversification. No one can be certain how the global economy will turn, or know where the best investment opportunities will arise. Rather than groping for the next hot investment, you’re well advised to remain broadly diversified, retaining the potential to benefit from whatever the next generation of opportunities has to offer. Periodically review your portfolio with your financial advisor to make sure it remains focused on your investing goals. And as always, do not make changes to your portfolio without first discussing them with your financial advisor.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

Voya Family of Funds

May 1, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended March 31, 2015

As our fiscal year started, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends had just recovered from a 5% slump after ending 2013 at a record high. The Index progressed in fits and starts with some wide swings, to end up 13.98% for the fiscal year. (The Index returned 6.03% for the one year ended March 31, 2015, measured in U.S. dollars.)

A cold and snowy winter depressed hiring and other key statistics like durable goods orders and home sales early in 2014. But with the improvement in the season came a pick-up in U.S. economic data. Employment reports looked steadily better and the unemployment rate fell below 6%. The March bulletin marked the twelfth consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled expansion at mostly healthy rates. While the housing market was cooling, the rate of increase in the S&P/Case-Shiller 20-City Composite Home Price Index seemed to be stabilizing in the mid-single digits. The most widely watched measures of consumer confidence touched multi-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but rebounded to 5.0% in the third, before pulling back to 2.2% in the fourth.

Yet concerns periodically surfaced about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish, near 2% annually. The U.S. Federal Reserve Board’s (“Fed’s”) monthly Treasury and mortgage-backed securities purchases ended as expected in October. But by then the Fed’s balance sheet had increased fivefold over six years to $4.5 trillion and the aftermath of any attempt to bring the total down was far from clear. In March, the Fed signaled that a rate rise was probably two or three meetings away, even as some measures like industrial production, retail sales and durable goods orders were starting to fade.

Outside of the U.S., growth in China decelerated to 7.4% in 2014, the slowest since 1990, which weighed on global commodity supplying countries. For this and other reasons, oil prices halved between June and December and floundered thereafter. Japan re-entered recession in the third quarter after an April rise in the consumption tax and the rebound, to growth of 1.5% annualized, was a disappointment. But it was predominantly the euro zone that seemed the most problematic. Growth was barely 1% in 2014. Unemployment seemed stuck above 11.0%, while deflation emerged in December. In Greece, a new government was elected with a mandate to ease the terms of its bailout and roll back reforms. At last in January the European Central Bank (“ECB”) announced quantitative easing, the elixir that despite all else, might drive asset prices higher, judging from the experience of the U.S. and Japan. Monthly purchases of bonds worth €60 billion would be made from March 2015 until September 2016.

Securities prices mirrored investors’ mood swings in the later months. The Index actually reached a new peak on September 19, but by October 16 fell 8%. From there the Index rebounded 12% to December 5, fell 5% to December 16 then rose 11% to March 20, before ending the fiscal year 1.7% below its all-time high.

In U.S. fixed income markets, the Barclays Long-Term U.S. Treasury sub-index returned a remarkable 21.40% over the fiscal year; the Barclays U.S. Treasury Bond sub-index just 5.36% as the Treasury yield curve flattened. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 5.72%, while the Barclays U.S. Corporate Investment Grade Bond sub-index gained 6.81%. Both outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which returned only 2.00%, reflecting the significant representation of the ailing energy industry and perhaps a pull-back after strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 12.73% in the fiscal year, completing nine consecutive winning quarters, the best run since 1998. The health care sector was the top performer, returning 26.19%; not surprisingly, the only loser was energy, which dropped 11.11% as oil prices sagged. Record operating earnings per share for S&P 500® companies in the second and third quarters were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time. Both retreated in the last quarter.

In currencies, the dollar gained ground against most other currencies, surging 28.31% against the euro, as the U.S. ended quantitative easing just as the ECB embarked on it and 16.37% against the yen, on the likelihood of further monetary easing in Japan and an announced partial re-allocation into stocks (including non-yen) for the giant Government Pension Investment Fund (“GPIF”). The dollar gained less, 12.44%, on the pound. The UK had a better growth story than the euro zone, which however is the destination for about 40% of the UK’s exports.

In international markets, the MSCI Japan® Index leaped 30.49% in the fiscal year, boosted in the case of Japan’s large exporters by the falling yen, by continued quantitative easing and by the GPIF’s announcement described above. The MSCI Europe ex UK® Index added 18.85%. The poor economic data were ultimately trumped by the prospect of quantitative easing, plus the declining euro that went with it. The MSCI UK® Index was much weaker, edging up 6.11%. Nearly half of this index is comprised of 15 names, mostly global banking, energy, pharmaceuticals and materials companies, not particularly representative of an improving economy, and which on average returned barely 1%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Securitized Bond Index	An unmanaged index of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
JP Morgan Corporate Emerging Markets Bond Index Diversified	A liquid global benchmark for US-dollar corporate emerging market bonds. The CEMBI DIVERSIFIED limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, balanced weightings for countries included in the index.
JP Morgan Emerging Markets Bond Index Global Diversified	Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
JP Morgan Government Bond Index — Emerging Markets Global Diversified	A comprehensive, global local Emerging Markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

Voya Emerging Markets Corporate Debt Fund	Portfolio Managers’ Report

Geographic Diversification as of March 31, 2015 (as a percentage of net assets)
Mexico	11.4%
Hong Kong	7.5%
Chile	7.4%
India	6.6%
Russia	6.5%
Peru	6.2%
Brazil	5.8%
Colombia	5.0%
Turkey	4.9%
United Arab Emirates	4.6%
Countries between 0.5%-3.0%^	30.6%
Assets in Excess of Other Liabilities*	3.5%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 22 countries, which each represents 0.5%-3.0% of net assets.
Portfolio holdings are subject to change daily.

Voya Emerging Markets Corporate Debt Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Kurt Kringelis, CFA, Rob Turner and Jean-Dominique Bütikofer, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended March 31, 2015, the Fund’s Class P shares returned 5.24%, compared to the JP Morgan Corporate Emerging Markets Bond Index Diversified (the “Index” or “JPM CEMBI”) which returned 5.25% for the same period.

Portfolio Specifics: During the reporting period, the broad strokes of slowing global economic growth imposed limits on what the emerging markets could deliver. China experienced its slowest growth in 20 years and reduced its consumption of energy and commodities, which pushed down their prices. Russia entered a recession, hurt by sanctions imposed because of its conflict in Ukraine. Brazil’s economy faltered as domestic growth slowed, a contentious election was held, and a corruption scandal enveloped the largest company in the country. In our opinion, the United States was the only island of strength in the global economy, causing the U.S. dollar to rise significantly. This put further pressure on oil prices and hurt the fundamentals of corporate bonds in oil producing nations such as Brazil, Colombia, and Venezuela. What’s more, the prospect of higher interest rates to come in the U.S. made investors cautious about taking on liquidity risk, which we believe further hurt emerging-market quasi-sovereign and corporate debt.

Top Ten Holdings as of March 31, 2015* (as a percentage of net assets)
DP World Ltd., 6.850%, 07/02/37	1.9%
Southern Copper Corp., 6.750%, 04/16/40	1.8%
Celulosa Arauco y Constitucion SA, 4.750%, 01/11/22	1.8%
Noble Group Ltd., 6.750%, 01/29/20	1.6%
Myriad International Holdings BV, 6.000%, 07/18/20	1.5%
Israel Electric Corp. Ltd., 6.875%, 06/21/23	1.5%
Cementos Pacasmayo SAA, 4.500%, 02/08/23	1.4%
Petrobras Global Finance BV, 6.250%, 03/17/24	1.3%
Digicel Group Ltd., 8.250%, 09/30/20	1.3%
Bharti Airtel International Netherlands BV, 5.350%, 05/20/24	1.3%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The Fund outperformed its benchmark thanks to its generally defensive positioning in high cost commodity producers and aggressive positioning among industrial exporters. We focused on selecting securities in sectors that we believed offered attractive trade-off between potential risk and potential reward. Among the Fund’s most significant relative contributors was its positioning in Brazil, where we were underweight banks in favor of industrial exporters. In Peru, the Fund benefited by investing in higher-rated banks — but ventured deeper into their credit structures to buy lower-rated debt. Another positive was not owning high-yielding Ukrainian corporate bonds, which performed poorly during the period; the Fund thereby avoided the companies’ negative impact and gained a relative advantage over the benchmark. Also beneficial was an overweight of mainland China.

In contrast, Fund performance was hurt by underweight exposure to countries such as Hong Kong, Thailand and Singapore; markets with “higher duration, lower spread” profiles, i.e., relatively high levels of overall interest-rate risk but smaller yield differences due to credit-quality-risk premiums. There were more idiosyncratic sources of detractions too, such as the Fund’s positioning in Colombian energy exploration and development companies. These companies were hammered by falling oil prices during the latter half of 2014, and by company-specific bad news about losing access to an oil field. Another detractor was the Fund’s underweight of Indian state-owned banks; we preferred to invest in the private run Indian banks due to capital levels and reporting transparency.

Current Strategy & Outlook: Punxsutawney Phil won’t be adding “economic soothsayer” to his resume this year. The prescient marmot saw his shadow on Groundhog Day, which typically prognosticates six more weeks of winter. But if the latest U.S. Federal Reserve Board (“Fed”) announcement was any barometer of the economic climate, we believe it would be superstitious to believe in a spring of interest rates anytime soon.

While the improving labor market points to sunnier days ahead, the Fed’s dovish tone confirms that job growth is being overshadowed by the realities of low wage inflation, a strong dollar and collapsing oil prices. And though snowy weather was partially to blame for housing starts falling in February, the decline was the largest in four years — evidence that the housing market is cooling off.

4

Portfolio Managers’ Report	Voya Emerging Markets Corporate Debt Fund

We believe the removal of  “patient” from the Fed’s latest announcement implies a shift in policy could happen in 2015. But with forward guidance gone and the emphasis squarely on the economy we believe the message is clear: the Fed will not be impatient about raising rates. Job growth alone likely isn’t enough to offset the weak global growth forecast. On the other hand, a weaker euro and quantitative easing by the European Central Bank are reviving growth prospects in Europe. We believe supportive policy globally will help smooth over economic and seasonal noise. With a quiescent Fed for now, we will likely maintain our bias for U.S. dollar-denominated spread sectors, which we expect to benefit from the strength and stability of the U.S. economy and from capital seeking more attractive yield than can be found elsewhere.

We are focused on seeking to generate positive carry by investing in liquid blue chip companies that are focused on exporters and non-cyclical sectors such as Pulp and Paper and Telecom.

We are seeking to avoid high cost commodity producers in iron ore and coal and banks in countries with low domestic growth prospects.

*	Effective October 1, 2014, Anil Katarya was removed as a portfolio manager and Rob Turner and Jean-Dominique Bütikofer were added as portfolio managers of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

5

Voya Emerging Markets Corporate Debt Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2015
	1 Year	Since Inception of Class P August 9, 2012
Class P	5.24%	4.95%
JPM CEMBI	5.25%	4.40%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Corporate Debt Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

6

Portfolio Managers’ Report	Voya Emerging Markets Hard Currency Debt Fund

Geographic Diversification as of March 31, 2015 (as a percentage of net assets)
Indonesia	6.3%
Philippines	5.5%
Mexico	5.4%
Argentina	5.2%
Russia	5.0%
Turkey	4.6%
Kazakhstan	4.5%
Panama	4.5%
Peru	4.1%
Brazil	3.5%
Countries between 0.0%-3.4%^	45.3%
Assets in Excess of Other Liabilities*	6.1%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 37 countries, which each represents 0.0%-3.4% of net assets.
Portfolio holdings are subject to change daily.
Voya Emerging Markets Hard Currency Debt Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Matthew Toms, CFA, and Jean-Dominique Bütikofer, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended March 31, 2015, the Fund’s Class P shares returned 5.07%, compared to the JP Morgan Emerging Markets Bond Index Global Diversified (the “Index” or “JPM EMBI”) which returned 5.65% for the same period.

Portfolio Specifics: Despite a volatile twelve months for the asset class, emerging market (“EM”) debt recorded solid gains. After what we believed to be a strong spring during which investors aggressively sought the incremental yield of lower rated securities, market sentiment turned more defensive on the back of slowing global growth (except for the United States) and increasing geopolitical risks EM risk re-priced further to the downside in late summer/early fall as a sell-off in commodity prices began to take hold, tensions between Russia and Ukraine intensified further and domestic scandals emerged in Brazil. Commodity and export-driven credits were the most impacted. Prices only began to rebound in early 2015 following the bottoming of oil prices. The strength of U.S. Treasuries and high coupons helped EM debt to perform positively over the period while spreads widened.

Top Ten Holdings as of March 31, 2015* (as a percentage of net assets)
Philippine Government International Bond, 7.750%, 01/14/31	3.4%
Poland Government International Bond, 3.000%, 03/17/23	2.7%
Russian Foreign Bond - Eurobond, 4.875%, 09/16/23	2.6%
El Fondo MIVIVIENDA S.A., 3.500%, 01/31/23	2.6%
Turkey Government International Bond, 6.000%, 01/14/41	2.6%
Brazilian Government International Bond, 2.625%, 01/05/23	2.5%
Petroleos Mexicanos, 5.500%, 06/27/44	2.5%
Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	2.4%
Turkey Government International Bond, 7.375%, 02/05/25	2.0%
YPF SA, 8.750%, 04/04/24	2.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The Fund underperformed the benchmark for the period. The largest performance detractors were the underweights in single-A credits, namely China and Chile, which outperformed despite what we believed were strong economic headwinds and growth concerns. Moreover, a lower coupon relative to the index and an overweight in oil related securities in the fourth quarter 2015 detracted further from performance. Despite reducing our exposure in small, higher-yielding countries in late summer, the Fund’s selections among quasi-sovereign issuers and overweight in corporate debt hurt relative results — we believe performance of these securities was impacted by negative market technical factors and worsening liquidity.

After the sell-off in late 2014, we gradually reduced cash exposure and increased our spread duration exposure relative to the Index. As a result, the Fund recovered substantially in the final months of the reporting period. On the positive side, our active positioning in Russia contributed during the year. We reduced our overweights in late spring and remained defensively positioned until the final three months of the period, when we gradually lengthened our exposure as oil prices bottomed. Other positions that contributed to results were overweights in Argentina, Ecuador, Namibia, Nigeria and Indonesia. Our overweights in smaller, higher-yielding countries such as Aruba, Belize, Belarus and Zambia were also helpful.

Current Strategy & Outlook: Our investment strategy for EM sovereign credits seeks to earn enough current yield while capturing some upside potential in credits that suffered the most during the period. We maintain a constructive tactical outlook but will not become too aggressive in our positioning. The Fund is tactically overweight in oil-related credits and high yield issues. The former have rebounded decently from the lows while the latter are being supported since the Federal Reserve’s March meeting by market technical factors.

*	Effective October 1, 2014, Jean-Dominique Bütikofer was added as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

7

Voya Emerging Markets Hard Currency Debt Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2015
	1 Year	Since Inception of Class P August 9, 2012
Class P	5.07%	3.63%
JPM EMBI	5.65%	3.35%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Hard Currency Debt Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

8

Portfolio Managers’ Report	Voya Emerging Markets Local Currency Debt Fund

Geographic Diversification as of March 31, 2015 (as a percentage of net assets)
Turkey	8.6%
Indonesia	8.5%
Poland	8.5%
Mexico	7.1%
Supranational	6.0%
Colombia	5.2%
Brazil	5.0%
South Africa	4.9%
Thailand	4.7%
Malaysia	4.6%
Countries between 0.3%-4.5%^	19.6%
Assets in Excess of Other Liabilities*	17.3%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 11 countries, which each represents 0.3%-4.5% of net assets.
Portfolio holdings are subject to change daily.

Voya Emerging Markets Local Currency Debt Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Brian Timberlake, CFA, and Jean-Dominique Bütikofer, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended March 31, 2015, the Fund’s Class P shares returned -10.03%, compared to the JP Morgan Government Bond Index — Emerging Markets Global Diversified (the “Index” or “JPM GBI-EM”) which returned -11.14% for the same period.

Portfolio Specifics: The appreciation of the U.S. dollar against all other currencies, including emerging market (“EM”) currencies, was the biggest theme during the reporting period. EM currencies tumbled — in our opinion; their valuations weakened beyond the measure of their economic fundamentals or fair value — and remained highly volatile through the period. The economic slowdown in China and more particularly its impact on demand helped drive commodities lower. Coupled with this, an oversupply of oil in a lower global growth environment put valuations under significant pressure. “Commodity currencies” such as the Russian ruble and the Colombian peso, which are sensitive to oil prices, suffered as a result. The pressures also impacted metal-sensitive currencies such as the South African rand and the Chilean peso. As currency returns declined, investors exited non-U.S.-dollar assets, leading to significant capital outflows from EM local currency funds, and causing more volatility in local interest rates.

Top Ten Holdings as of March 31, 2015* (as a percentage of net assets)
Turkey Government Bond, 9.000%, 03/08/17	5.1%
Poland Government Bond, 5.750%, 10/25/21	4.4%
Mexican Bonos, 10.000%, 12/05/24	4.0%
Thailand Government Bond, 3.625%, 06/16/23	3.8%
South Africa Government Bond, 10.500%, 12/21/26	3.7%
JPMorgan Chase & Co., (Republic of Indonesia), 6.250%, 04/17/17	3.5%
Romania Government Bond, 6.000%, 04/30/16	3.2%
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	3.1%
Poland Government Bond, 3.750%, 04/25/18	2.7%
Turkey Government Bond, 9.500%, 01/12/22	2.4%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

During the period, we managed the Fund cautiously with regard to currency (“FX”) risk and interest-rate risk. Interest-rate positioning detracted from results, whereas our caution on FX led to the Fund’s outperformance. The biggest positive contributors relative to the Index were the Fund’s underweight of the ruble, the Brazilian real and the Malaysian ringgit. The ruble and the ringgit were sensitive to the price of oil. In addition to oil, the real suffered from Brazil’s slowing economy, inflation worries and a corruption scandal related to state-owned oil company Petrobras. The Fund held a tactical euro short position to hedge against its Eastern European currency exposures. This short euro position was a significant contributor to the Fund’s relative result. By contrast, a long position in the Mexican peso marginally detracted from performance. The Fund’s interest rate exposures were generally defensive and detracted from results. The most significant detractors were the Fund’s underweights of Russian and Indonesian rates and its overweight of Mexican rates. On the other hand, an underweight of Brazilian rates and an overweight of Polish rates contributed to performance.

During the period, the Fund used FX forwards to manage its currency exposures and interest-rate swaps to manage its interest-rate exposures.

Current Strategy & Outlook: We retain our overall negative outlook on emerging markets, though we believe monetary easing in China and commodity price stabilization are improving the technical backdrop — particularly for corporate bonds. While the path of EM currencies versus the dollar is still down, expectations of a delayed interest rate hike in the U.S. are helping to mitigate dollar strength. What’s more, European Central Bank asset purchases increase the attractiveness across EMs from a yield standpoint. We believe it is crucial, however, to be selective about countries and sectors within the asset class and to manage overall volatility.

Going forward, the Fund will seek to earn current yield while attempting to capture potential gains among EM currencies that have suffered so far in 2015. We have a neutral outlook for EM currencies; we think yield differentials among EM nations potentially may be the largest source of return, rather than the intrinsic values of the currencies themselves. We believe EM currencies are likely to remain volatile and tied to changes in developed market currencies. We will not become too aggressive in our rates positioning and intend to avoid longer-maturity securities. As of period-end, the Fund was tactically overweight Mexico.

*	Effective April 29, 2014, Naveen Kunam was removed as a portfolio manager of the Fund. Additionally, effective October 1, 2014, Jean-Dominique Bütikofer was added as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

9

Voya Emerging Markets Local Currency Debt Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2015
	1 Year	Since Inception of Class P August 6, 2012
Class P	-10.03%	-5.79%
JPM GBI-EM	-11.14%	-5.22%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Local Currency Debt Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

10

Portfolio Managers’ Report	Voya Securitized Credit Fund

Geographic Diversification as of March 31, 2015 (as a percentage of net assets)
United States	84.4%
Cayman Islands	13.4%
Ireland	0.6%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Securitized Credit Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by David Goodson, Portfolio Manager of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the period since inception on August 7, 2014 through March 31, 2015, the Fund’s P Class shares returned 5.32%, compared to the Barclays U.S. Securitized Bond Index (the “Index” or “Barclays U.S. Securitized”), which returned 3.09% for the same period.

Portfolio Specifics: The Fund outperformed its benchmark after deducting fees and operating expenses for the period. The Fund was launched on August 7, 2014; ramp-up of the portfolio was executed over the course of several months thereafter. Accordingly, during this period the Fund was overweight to cash and U.S. Treasury securities — until we had identified and executed what we believed to be suitable investment opportunities. The Fund’s ramp-up was completed in late October, 2014.

The benchmark for the Fund is Barclays U.S. Securitized Bond Index, which is the U.S. securitized portion of the U.S. Barclays Aggregate Index. The Fund has established positions in sectors such as asset-backed securities (“ABS”), approximately 15% of Fund market value; commercial mortgage-backed securities (“CMBS”), approximately 40% of Fund market value; and non-agency residential mortgage-backed securities (“RMBS”), approximately 45% of Fund market value. Each of these positions represented a material overweight relative to the Fund’s benchmark. Collectively, the Fund’s overweights amounted to an underweight of the agency RMBS sector, which at period-end represented approximately 90% of the benchmark.

Top Ten Holdings as of March 31, 2015* (as a percentage of net assets)
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4, 7.990%, 07/15/46	1.8%
Wachovia Bank Commercial Mortgage Trust Series 2006-C28, 5.632%, 10/15/48	1.8%
Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.575%, 04/12/38	1.8%
JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.066%, 01/12/37	1.8%
LB-UBS Commercial Mortgage Trust 2005-C7, 5.350%, 11/15/40	1.7%
Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.181%, 07/10/45	1.7%
Bank of America Re-REMIC Trust 2014-FRR7 A, 2.421%, 10/26/44	1.7%
Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G 2/42, 5.743%, 02/13/42	1.6%
BAMLL Re-REMIC Trust 2015-FRR11, 09/27/44	1.6%
JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.097%, 01/12/37	1.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

In CMBS, the primary exposure is to subordinate bonds issued pre-credit crisis, that is, before 2009. This sub-segment contributed to the positive total return outperformance of the Fund. Within ABS, exposure is primarily to the collateralized loan obligation (“CLO”) sub-segment, to CLOs issued pre-credit crisis. This portion of the portfolio also contributed to relative results. Finally, non-agency RMBS exposure was focused on securities collateralized by mortgages from borrowers in the prime and alt-A sub-segments, again issued pre-credit crisis. Bonds from the non-agency RMBS segment also contributed to Fund results.

Asset allocation contributed modestly to performance over the period, though results were mixed when observed on a sector by sector basis. During the first half of the reporting period the Fund’s allocation to non-agency RMBS detracted from performance. During the second half of the period, however, that position rebounded significantly to gain back all its losses and drive outperformance for the Fund’s asset allocation over the course of the full reporting period. The Fund’s overweight allocations to ABS and CMBS modestly detracted from overall performance.

Duration positioning — or sensitivity to interest rate changes — in the Fund was managed primarily by purchasing futures on U.S. Treasuries. We purchased these instruments in what we believed to be appropriate maturities to potentially immunize the Fund’s performance from interest rate risk relative to the benchmark. During the period, these purchases contributed to the overall performance of the Fund as rates rallied. Fund investments in ABS, CMBS and non-agency RMBS holdings created a duration position that was short that of the benchmark, necessitating the purchases.

U.S. Treasury futures were utilized to immunize the Fund’s portfolio from active interest rate positions relative to the benchmark. Given the rally in interest rates during the measurement period, these positions contributed to the Fund’s performance.

Current Strategy & Outlook: Looking forward, we continue to view the securitization markets positively. We are constructive on the fundamentals underlying the domestic securitized credit markets. Housing, commercial real estate and the consumer continue to display fundamental strength, supportive of overweights to the ABS, CMBS and non-agency RMBS sectors. From a technical standpoint, we continue to anticipate a favorable supply-demand balance, supportive of sector liquidity and overall credit spread stability. Accordingly, the Fund is currently positioned with an asset allocation mix of ABS 15%, CMBS 40%, non-agency RMBS at 45%.

11

Voya Securitized Credit Fund	Portfolio Managers’ Report

We will continue to focus on security selection in our efforts to add value within each sector. In our view, fundamentals will continue to support positions in these sectors that benefit disproportionately from better than expected credit outcomes on the underlying collateral. Examples include voluntary loan prepayments, lower than expected loan defaults and higher than expected recoveries upon liquidation of defaulted collateral. Ultimately, we expect the impact of these positive collateral outcomes to drive bond price appreciation via shorter, increasingly stable and more certain bond repayment profiles. We believe this will increase the probability for ratings upgrades within the Fund’s portfolio and (regardless of realized upgrades), potentially, higher prices for the affected bonds.

From a future risk standpoint, we anticipate volatility in the broader financial markets to persist due to weakness in Europe, further fallout from the correction in energy prices and uncertainty in U.S. monetary policy. In our opinion, while the securitized sectors have been characterized by relative stability in recent months, future potential volatility may create instability among them if perceptions of relative value shift adversely, general market illiquidity proliferates or reduced risk appetite impacts the securitized markets more directly.

On balance, we assess the prospects for securitized markets in the United States as positive, insulated from the expected continuation of volatility in other financial markets. We will continue to closely monitor the drivers of financial market volatility and adjust portfolio positioning as warranted.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

12

Portfolio Managers’ Report	Voya Securitized Credit Fund

Cumulative Total Returns for the Period Ended March 31, 2015
Since Inception of Class P August 7, 2014
Class P	5.32%
Barclays U.S. Securitized	3.09%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Securitized Credit Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

13

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2015*	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended March 31, 2015*
Voya Emerging Markets Corporate Debt Fund
Class P	$1,000.00	$1,012.00	0.09%	$0.45	$1,000.00	$1,024.48	0.09%	$0.45
Voya Emerging Markets Hard Currency Debt Fund
Class P	$1,000.00	$1,006.80	0.07%	$0.35	$1,000.00	$1,024.58	0.07%	$0.35
Voya Emerging Markets Local Currency Debt Fund
Class P	$1,000.00	$912.70	0.15%	$0.72	$1,000.00	$1,024.18	0.15%	$0.76
Voya Securitized Credit Fund
Class P	$1,000.00	$1,042.90	0.05%	$0.25	$1,000.00	$1,024.68	0.05%	$0.25

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

Voya Separate Portfolios Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolio of investments, of Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, Voya Emerging Markets Local Currency Debt Fund, and Voya Securitized Credit Fund, each a series of Voya Separate Portfolios Trust, as of March 31, 2015, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Separate Portfolios Trust as of March 31, 2015, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

May 22, 2015

15

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2015

	Voya Emerging Markets Corporate Debt Fund	Voya Emerging Markets Hard Currency Debt Fund	Voya Emerging Markets Local Currency Debt Fund	Voya Securitized Credit Fund
ASSETS:
Investments in securities at fair value*	$85,148,097	$125,193,488	$70,033,593	$113,855,479
Short-term investments at fair value**	2,778,000	5,927,000	5,971,950	4,572,000
Total investments at fair value	$87,926,097	$131,120,488	$76,005,543	$118,427,479
Short-term investments at amortized cost	—	—	5,004,556	—
Cash	13,512	239,899	219	2,518
Cash collateral for futures	183,211	299,327	10,159	846,374
Foreign currencies at value***	—	—	1,390,956	—
Receivables:
Investment securities sold	423,250	—	330,691	496,250
Dividends	102	330	195	188
Interest	1,197,905	1,789,707	1,589,179	434,464
Foreign tax reclaims	—	—	16,228	—
Unrealized appreciation on forward foreign currency contracts	—	—	483,265	—
Unrealized appreciation on OTC swap agreements	—	—	24,677	—
Prepaid expenses	10,254	10,877	10,321	509
Prepaid offering expense	—	—	—	15,435
Reimbursement due from manager	—	—	2,072	2,550
Other assets	503	1,045	679	169
Total assets	89,754,834	133,461,673	84,868,740	120,225,936

LIABILITIES:
Payable for investment securities purchased	1,538,900	—	—	4,596,489
Unrealized depreciation on forward foreign currency contracts	—	—	38,811	—
Payable to trustees under the deferred compensation plan (Note 5)	503	1,045	679	169
Payable for trustee fees	417	836	465	106
Other accrued expenses and liabilities	89,693	81,568	107,553	32,189
Written options, at fair value^	—	—	7,914	—
Total liabilities	1,629,513	83,449	155,422	4,628,953
NET ASSETS	$88,125,321	$133,378,224	$84,713,318	$115,596,983

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$87,816,046	$143,332,772	$105,279,760	$113,156,036
Undistributed (distributions in excess of) net investment income	401,766	787,818	(3,871,857)	515,515
Accumulated net realized gain (loss)	(834,888)	(8,825,307)	(4,721,176)	993,967
Net unrealized appreciation (depreciation)	742,397	(1,917,059)	(11,973,409)	931,465
NET ASSETS	$88,125,321	$133,378,224	$84,713,318	$115,596,983

* Cost of investments in securities	$84,416,854	$127,183,600	$82,387,118	$113,329,370
** Cost of short-term investments	$2,778,000	$5,927,000	$5,971,950	$4,572,000
*** Cost of foreign currencies	$—	$—	$1,395,870	$—
^ Premiums received on written options	$—	$—	$37,390	$—

Class P
Net assets	$88,125,321	$133,378,224	$84,713,318	$115,596,983
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	8,963,260	14,077,683	11,097,419	11,224,044
Net asset value and redemption price per share	$9.83	$9.47	$7.63	$10.30

See Accompanying Notes to Financial Statements

16

STATEMENTS OF OPERATIONS for the year ended March 31, 2015

	Voya Emerging Markets Corporate Debt Fund	Voya Emerging Markets Hard Currency Debt Fund	Voya Emerging Markets Local Currency Debt Fund	Voya Securitized Credit Fund
				August 7, 2014(1) to March 31, 2015
INVESTMENT INCOME:
Dividends	$1,096	$1,764	$1,470	$1,141
Interest, net of foreign taxes withheld*	4,271,994	8,783,938	4,921,934	2,305,257
Total investment income	4,273,090	8,785,702	4,923,404	2,306,398

EXPENSES:
Investment management fees	709,263	1,087,241	652,049	295,760
Transfer agent fees	142	343	102	85
Administrative service fees	83,442	167,266	93,149	59,152
Shareholder reporting expense	4,940	11,016	6,185	3,174
Registration fees	21,280	22,122	19,779	—
Professional fees	23,422	48,582	35,516	28,490
Custody and accounting expense	8,360	20,361	96,930	16,863
Trustee fees	2,503	5,018	2,794	520
Offering expense	—	—	—	24,565
Miscellaneous expense	5,367	4,227	4,335	1,448
Interest expense	—	353	808	22
Total expenses	858,719	1,366,529	911,647	430,079
Net waived and reimbursed fees	(782,404)	(1,254,508)	(770,949)	(399,970)
Net expenses	76,315	112,021	140,698	30,109
Net investment income	4,196,775	8,673,681	4,782,706	2,276,289

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Peruvian capital gains tax withheld^)	(406,517)	(1,731,861)	(5,597,548)	87,905
Foreign currency related transactions	—	8,371	(1,063,223)	—
Futures	287,267	(91,470)	149	1,406,314
Swaps	8,812	170,938	130,367	—
Net realized gain (loss)	(110,438)	(1,644,022)	(6,530,255)	1,494,219
Net change in unrealized appreciation (depreciation) on:
Investments (net of Peruvian capital gains tax accrued#)	238,735	1,261,983	(7,702,747)	526,109
Foreign currency related transactions	—	18,567	(35,335)	—
Futures	7,997	138,843	1,321	405,356
Swaps	—	(164,460)	24,677	—
Written options	—	—	29,476	—
Net change in unrealized appreciation (depreciation)	246,732	1,254,933	(7,682,608)	931,465
Net realized and unrealized gain (loss)	136,294	(389,089)	(14,212,863)	2,425,684
Increase (decrease) in net assets resulting from operations	$4,333,069	$8,284,592	$(9,430,157)	$4,701,973

* Foreign taxes withheld	$—	$—	$39,028	$—
^ Foreign taxes on sale of Peruvian investments	$1,808	$—	$—	$
# Foreign taxes accrued on Peruvian investments	$50,374	$—	$—	$—

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Emerging Markets Corporate Debt Fund		Voya Emerging Markets Hard Currency Debt Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014
FROM OPERATIONS:
Net investment income	$4,196,775	$3,299,815	$8,673,681	$8,966,131
Net realized (loss)	(110,438)	(758,470)	(1,644,022)	(6,734,795)
Net change in unrealized appreciation (depreciation)	246,732	(1,648,050)	1,254,933	(1,064,684)
Increase in net assets resulting from operations	4,333,069	893,295	8,284,592	1,166,652

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(4,117,004)	(3,416,176)	(8,666,342)	(9,114,961)
Net realized gains	—	(1,154,460)	—	(2,126,342)
Total distributions	(4,117,004)	(4,570,636)	(8,666,342)	(11,241,303)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	13,847,000	8,210,300	13,519,999	456,500
Reinvestment of distributions	4,117,004	3,446,007	8,666,342	8,799,595
	17,964,004	11,656,307	22,186,341	9,256,095
Cost of shares redeemed	(4,170,000)	(35,790,080)	(55,685,000)	(8,026,931)
Net increase (decrease) in net assets resulting from capital share transactions	13,794,004	(24,133,773)	(33,498,659)	1,229,164
Net increase (decrease) in net assets	14,010,069	(27,811,114)	(33,880,409)	(8,845,487)

NET ASSETS:
Beginning of year or period	74,115,252	101,926,366	167,258,633	176,104,120
End of year or period	$88,125,321	$74,115,252	$133,378,224	$167,258,633
Undistributed net investment income at end of year or period	$401,766	$321,719	$787,818	$743,598

See Accompanying Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Emerging Markets Local Currency Debt Fund		Voya Securitized Credit Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	August 7, 2014(1) to March 31, 2015
FROM OPERATIONS:
Net investment income	$4,782,706	$5,540,589	$2,276,289
Net realized gain (loss)	(6,530,255)	(10,743,541)	1,494,219
Net change in unrealized appreciation (depreciation)	(7,682,608)	(4,387,640)	931,465
Increase (decrease) in net assets resulting from operations	(9,430,157)	(9,590,592)	4,701,973

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(34,252)	(2,183,566)	(1,840,991)
Net realized gains	—	(2,248,614)	(420,035)
Return of capital	(3,270,673)	—	—
Total distributions	(3,304,925)	(4,432,180)	(2,261,026)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,254,000	—	111,195,010
Reinvestment of distributions	3,304,925	2,929,231	2,261,026
	12,558,925	2,929,231	113,456,036
Cost of shares redeemed	(9,040,007)	(39,099,469)	(300,000)
Net increase (decrease) in net assets resulting from capital share transactions	3,518,918	(36,170,238)	113,156,036
Net increase (decrease) in net assets	(9,216,164)	(50,193,010)	115,596,983

NET ASSETS:
Beginning of year or period	93,929,482	144,122,492	—
End of year or period	$84,713,318	$93,929,482	$115,596,983
Undistributed (distributions in excess of) net investment income at end of year or period	$(3,871,857)	$(4,158,250)	$515,515

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

19

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss)
		from
		investment
		operations				Less Distributions								Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Emerging Markets Corporate Debt Fund
Class P
03-31-15	9.82	0.50		0.01	0.51	0.50		—	—	0.50	—	9.83	5.24	1.03	0.09	0.09	5.03	88,125	52
03-31-14	10.46	0.50		(0.46)	0.04	0.50		0.18	—	0.68	—	9.82	0.56	1.12	0.15	0.15	4.88	74,115	100
08-09-12(4) - 03-31-13	10.00	0.30		0.43	0.73	0.26		0.01	—	0.27	—	10.46	7.35	1.10	0.15	0.15	4.82	101,926	85
Voya Emerging Markets Hard Currency Debt Fund
Class P
03-31-15	9.49	0.50	•	(0.02)	0.48	0.50		—	—	0.50	—	9.47	5.07	0.82	0.07	0.07	5.19	133,378	32
03-31-14	10.10	0.53	•	(0.49)	0.04	0.53		0.12	—	0.65	—	9.49	0.73	0.85	0.10	0.10	5.53	167,259	125
08-09-12(4) - 03-31-13	10.00	0.28		0.10	0.38	0.23		0.05	—	0.28	—	10.10	3.82	0.90	0.15	0.15	4.50	176,104	170
Voya Emerging Markets Local Currency Debt Fund
Class P
03-31-15	8.78	0.44	•	(1.29)	(0.85)	0.00	*	—	0.30	0.30	—	7.63	(10.03)	0.98	0.15	0.15	5.13	84,713	22
03-31-14	10.16	0.51		(1.50)	(0.99)	0.17		0.22	—	0.39	—	8.78	(9.90)	1.08	0.15	0.15	5.44	93,929	477
08-06-12(4) - 03-31-13	10.00	0.30		0.23	0.53	0.36		0.01	—	0.37	—	10.16	5.33	1.04	0.15	0.15	4.57	144,122	60
Voya Securitized Credit Fund
Class P
08-07-14(4) - 03-31-15	10.00	0.25	•	0.28	0.53	0.19		0.04	—	0.23	—	10.30	5.32	0.72	0.05	0.05	3.83	115,597	33

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015

NOTE 1 — ORGANIZATION

Voya Separate Portfolios Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of fourteen separately managed series. This report is for: Voya Emerging Markets Corporate Debt Fund (“Corporate Debt”) Voya Emerging Markets Hard Currency Debt Fund (“Hard Currency Debt”), Voya Emerging Markets Local Currency Debt Fund (“Local Currency Debt”) and Voya Securitized Credit Fund (“Securitized Credit”) (each a “Fund,” and collectively, the “Funds”). Each Fund is a non-diversified series of the Trust.

Each Fund offers Class P* shares. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets. Expenses that are specific to a fund are charged directly to that fund. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. The net asset value (“NAV”) per share for each class of each Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Funds are open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of each Fund is calculated by taking the value of the

Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the normal trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the mean of the closing bid and ask price on that day. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, a Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data; (b) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (c) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (d) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (e) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (f) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and

21

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

subsequent period reported by the independent pricing service and (g) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which a Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine a Fund’s NAV may materially differ from the value received upon actual sale of those investments.

Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

22

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

For the year ended March 31, 2015, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities in emerging markets.

D. Risk Exposures and the use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the U.S. dollar appreciates against the currency, while the U.S. dollar value will increase as the U.S. dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to

23

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of March 31, 2015, the maximum amount of loss that Local Currency Debt would incur if the counterparties to its derivative transactions failed to perform would be $525,233 which represents the gross payments to be received by the Fund on open purchased options, forward foreign currency contracts and OTC interest rate swaps were they to be unwound as of March 31, 2015. There was no collateral posted by any counterparty as of March 31, 2015.

The Funds’ master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.

As of March 31, 2015, Local Currency Debt had a net liability position of  $46,725 on open forward foreign

24

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of March 31, 2015, Local Currency Debt could have been required to pay this amount in cash to their counterparties. Local Currency Debt did not post any collateral to its counterparties as of March 31, 2015.

E. Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the year ended March 31, 2015, Hard Currency Debt and Local Currency Debt entered into forward foreign currency contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk.

The Funds use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contracts held by Local Currency Debt at March 31, 2015. There were no open forward foreign currency contracts for Hard Currency Debt at March 31, 2015

During the year ended March 31, 2015, the Funds had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Hard Currency Debt	$—	$826,014
Local Currency Debt	41,301,805	26,716,128

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2015, Corporate Debt, Hard Currency Debt, Local Currency Debt and Securitized Credit have purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve while maintaining overall duration. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended March 31, 2015, the Funds had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Corporate Debt	$3,456,178	$1,186,181
Hard Currency Debt	21,911,261	11,816,225
Local Currency Debt	1,278,020	2,583,703
Securitized Credit	39,099,397	4,045,302

Please refer to the tables following each respective Summary Portfolio of Investments for open futures contracts at March 31, 2015.

F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund distributes capital gains, if any, annually. Each Fund also declares and pays dividends consisting of ordinary income, if any, monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

G. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the

25

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

J. Options Contracts. The Funds may write call and put options on futures, swaptions, securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended March 31, 2015, Local Currency Debt had purchased and written options on foreign currencies to manage their exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased option and the table following for open written options at March 31, 2015.

Please refer to Note 9 for the volume of purchased option activity during the year ended March 31, 2015.

K. Swap Agreements. The Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During

26

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

The Funds may sell credit default swaps which exposes the Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to

27

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2015, if any, for which a Fund is seller of protection, are disclosed in each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the year ended March 31, 2015, Hard Currency Debt had purchased credit protection through two credit default swap contracts with an average notional amount of $4,223,000 to decrease exposure to the credit risk of individual securities to hedge against anticipated potential credit events. There were no open credit default swaps held by Hard Currency Debt at March 31, 2015.

For the year ended March 31, 2015, Corporate Debt and Hard Currency Debt had sold credit protection through credit default swaps to gain exposure to the credit risk or individual securities that are either unavailable or considered to be less attractive in the bond market. Corporate Debt and Hard Currency each entered into one contract with a notional amount of  $5,000,000 and $12,000,000, respectively. There were no open credit default swaps held by Corporate Debt or Hard Currency Debt at March 31, 2015.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended March 31, 2015, Local Currency Debt entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $13,845,589.

For the year ended March 31, 2015, Local Currency Debt entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $14,742,942.

Local Currency Debt entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Summary Portfolio of Investments for open interest rate swaps held by Local Currency Debt at March 31, 2015.

L. Credit-Linked Notes. Local Currency Debt entered into credit-linked notes which are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the movement in the value of the currency of the underlying reference asset relative to the credit-linked note, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts. Please refer to the Summary Portfolio of Investments for open credit-linked notes at March 31, 2015.

M. Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

N. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2015, the cost of purchases and proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Corporate Debt	$55,464,788	$41,200,249
Hard Currency Debt	40,879,147	68,152,575
Local Currency Debt	27,532,334	17,144,845
Securitized Credit	143,890,558	29,996,641

U.S. government securities not included above were as follows:

	Purchases	Sales
Corporate Debt	$70,722	$70,848
Hard Currency Debt	7,830,993	7,812,239

28

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Corporate Debt — 0.85%; for Hard Currency Debt — 0.65%; for Local Currency Debt — 0.70%; and for Securitized Credit — 0.50%. The Investment Adviser is contractually obligated to waive the investment management fee. This waiver is not eligible for recoupment. Termination or modification of this contractual waiver requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

The Funds have entered into an administrative agreement (“Administrative Agreement”) with the Administrator. The Administrator provides certain administrative and shareholder services necessary for each Fund’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.10% of each Fund’s average daily net assets. During the period, the Administrator was contractually obligated to waive its fee. This waiver is not eligible for recoupment. Termination or modification of this contractual waiver requires approval by the Board.

Please see Note 13 — Subsequent Events on the Combination of the former Management Agreement and Administrative Agreement.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2015, the following affiliated investment companies owned more than 5% of the following Funds:

Affiliated Investment Company	Fund	Percentage
Voya Aggregate Bond Portfolio	Corporate Debt	9.43%
	Hard Currency Debt	10.09
	Local Currency Debt	10.11
	Securitized Credit	8.79

Voya Global Bond Portfolio	Corporate Debt	11.63
	Hard Currency Debt	13.36
	Local Currency Debt	26.31

Affiliated Investment Company	Fund	Percentage
Voya Intermediate Bond Portfolio	Corporate Debt	78.18
	Hard Currency Debt	76.10
	Local Currency Debt	63.46
	Securitized Credit	90.40

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, if certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 6 — OTHER ACCRUED EXPENSES AND LIABILITIES

At March 31, 2015, the following Fund had the following payables included in Other Accrued Expenses and Liabilites on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Fund	Accrued Expenses	Amount
Hard Currency Debt	Audit	$32,109
	Custody	8,874
	Legal	18,798
	Miscellaneous	8,184
	Shareholder Reporting	12,053

Local Currency Debt	Audit	22,485
	Custody	44,698
	Legal	13,073
	Miscellaneous	8,572
	Shareholder Reporting	13,308

29

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 7 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to 0.15% for Corporate Debt, Hard Currency Debt and Local Currency Debt and 0.05% for Securitized Credit.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of March 31, 2015, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	March 31,
	2016	2017	2018	Total
Local Currency Debt	$86,320	$129,152	$25,752	$241,224
Securitized Credit	—	—	45,058	45,058

The Expense Limitation Agreement is contractual through August 1, 2016 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

The Funds, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended March 31, 2015:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Hard Currency Debt	6	$1,917,167	1.12%
Local Currency Debt	10	2,462,850	1.12

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased OTC options on currencies for Local Currency Debt during the year ended March 31, 2015 were as follows:

	Number of Contracts	Cost
Balance at 03/31/14	—	$—
Options Purchased	13,494,000	107,335
Options Expired	(4,000,000)	(20,000)
Options Terminated in Closing Sell Transactions	(5,000,000)	(23,250)
Balance at 03/31/15	4,494,000	$64,085

Transactions in written OTC options on currencies for Local Currency Debt during the year ended March 31, 2015 were as follows:

	Number of Contracts	Premiums Received
Balance at 03/31/14	—	$—
Options Written	4,494,000	37,390
Balance at 03/31/15	4,494,000	$37,390

30

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 10 — CAPITAL SHARES

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Corporate Debt
Class P
3/31/2015	1,421,521	—	416,007	(424,871)	1,412,657	13,847,000	—	4,117,004	(4,170,000)	13,794,004
3/31/2014	847,080	—	356,503	(3,397,079)	(2,193,496)	8,210,300	—	3,446,007	(35,790,080)	(24,133,773)
Hard Currency Debt
Class P
3/31/2015	1,455,929	—	903,057	(5,911,542)	(3,552,556)	13,519,999	—	8,666,342	(55,685,000)	(33,498,659)
3/31/2014	48,277	—	949,639	(799,643)	198,273	456,500	—	8,799,595	(8,026,931)	1,229,164
Local Currency Debt
Class P
3/31/2015	1,173,065	—	378,064	(1,147,507)	403,622	9,254,000	—	3,304,925	(9,040,007)	3,518,918
3/31/2014	—	—	332,559	(3,827,439)	(3,494,880)	—	—	2,929,231	(39,099,469)	(36,170,238)
Securitized Credit
Class P
8/7/2014(1) - 3/31/2015	11,031,516	—	222,055	(29,527)	11,224,044	111,195,010	—	2,261,026	(300,000)	113,156,036

(1)	Commencement of operations.

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Fund and its corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Credit Risk (All Funds). A Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Foreign Investments (All Funds). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (All Funds). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

Interest Rate Risk (All Funds). Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt

31

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS (continued)

securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of March 31, 2015:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Corporate Debt	$—	$276	$(276)
Hard Currency Debt	—	36,881	(36,881)
Local Currency Debt	(591,217)	(4,462,061)	5,053,278
Securitized Credit	—	80,217	(80,217)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended March 31, 2015			Year Ended March 31, 2014
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains
Corporate Debt	$4,117,004	$—	$—	$4,570,636	$—
Hard Currency Debt	8,666,342	—	—	11,168,848	72,455
Local Currency Debt	34,252	—	3,270,673	4,427,611	4,569
Securitized Credit	2,013,054	247,972	—	—	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2015 were:

	Undistributed Ordinary	Undistributed Long-term	Late Year Ordinary Losses	Post-October Capital Losses	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Capital Gains	Deferred	Deferred	(Depreciation)	Amount	Character	Expiration
Corporate Debt	$402,245	$—	$—	$(558,411)	$707,313	$(241,393)	Long-term	None
Hard Currency Debt	911,965	—	—	(1,395,726)	(2,570,597)	(5,936,203)	Short-term	None
						(962,998)	Long-term	None
						$(6,899,201)
Local Currency Debt	—	—	(3,404,406)	(1,486,988)	(12,733,560)	(1,563,364)	Short-term	None
						(1,377,482)	Long-term	None
						$(2,940,846)
Securitized Credit	1,075,974	839,030	—	—	526,109	—	—	—

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2012, the year of commencement of operations.

As of March 31, 2015, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

32

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 13 — RESTRUCTURING PLAN

Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Funds. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Investment Adviser represented that the new investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds will not be asked to vote again on the new agreements with the Investment Adviser and affiliated sub-adviser.

In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock of and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.

NOTE 14 — SUBSEQUENT EVENTS

Dividends: Subsequent to March 31, 2015, the Funds paid net investment income dividends of:

	Class	Per Share Amount	Payable Date	Record Date
Corporate Debt	P	$0.0383	April 2, 2015	March 31, 2015
	P	$0.0475	May 4, 2015	April 30, 2015
Hard Currency Debt	P	$0.0456	April 2, 2015	March 31, 2015
	P	$0.0616	May 4, 2015	April 30, 2015
Securitized Credit	P	$0.0334	April 2, 2015	March 31, 2015
	P	$0.0502	May 4, 2015	April 30, 2015

Combination of former Management Agreement and Administrative Agreement: At a meeting held on March 12, 2015, the Board approved amending and restating the Funds’ Management Agreement so that, effective May 1, 2015, the terms of each Fund’s Management Agreement and its Administrative Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under each Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for each Fund and, under each Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to each Fund.

33

NOTES TO FINANCIAL STATEMENTS as of March 31, 2015 (continued)

NOTE 14 — SUBSEQUENT EVENTS (continued)

Line of Credit: Effective May 22, 2015, the funds to which the Credit Agreement is available will pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

34

Voya Emerging Markets Corporate Debt Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 93.9%
		Argentina: 0.6%
500,000	#	YPF SA, 8.750%, 04/04/24	$515,000	0.6
		Austria: 0.5%
500,000		Other Securities	488,750	0.5
		Brazil: 5.8%
250,000	#	Banco Bradesco SA/Cayman Islands, 5.750%, 03/01/22	258,775	0.3
850,000		Fibria Overseas Finance Ltd., 5.250%, 05/12/24	845,750	1.0
300,000	#	Itau Unibanco Holding SA/Cayman Island, 5.125%, 05/13/23	293,160	0.3
550,000	#	Marfrig Overseas Ltd., 9.500%, 05/04/20	525,250	0.6
1,250,000		Petrobras Global Finance BV, 6.250%, 03/17/24	1,181,625	1.3
850,000		Suzano Trading Ltd., 5.875%, 01/23/21	867,000	1.0
750,000	#	Tupy Overseas SA, 6.625%, 07/17/24	723,750	0.8
475,000		Other Securities	444,827	0.5
			5,140,137	5.8
		Chile: 7.4%
1,500,000		Celulosa Arauco y Constitucion SA, 4.750%, 01/11/22	1,582,105	1.8
400,000		Cencosud SA, 5.500%, 01/20/21	419,083	0.5
500,000	#	Cencosud SA, 5.150%, 02/12/25	494,863	0.5
1,000,000	#	Corpbanca SA, 3.875%, 09/22/19	1,003,170	1.2
1,000,000	#	Empresa Electrica Angamos SA, 4.875%, 05/25/29	992,750	1.1
600,000	#	Inversiones CMPC SA, 4.500%, 04/25/22	620,496	0.7
500,000	#	Telefonica Chile SA, 3.875%, 10/12/22	504,613	0.6
850,000		Other Securities	899,980	1.0
			6,517,060	7.4
		China: 2.4%
250,000	#	China Resources Gas Group Ltd., 4.500%, 04/05/22	266,622	0.3
700,000		CNOOC Finance 2013 Ltd., 3.000%, 05/09/23	684,975	0.8
250,000	#	CNPC General Capital Ltd., 3.400%, 04/16/23	252,015	0.3
900,000		Other Securities	938,631	1.0
			2,142,243	2.4

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Colombia: 5.0%
750,000		Bancolombia SA, 5.950%, 06/03/21	$832,275	0.9
750,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	765,712	0.9
1,181,000		Ecopetrol SA, 5.875%-7.625%, 07/23/19-05/28/45	1,238,674	1.4
963,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	1,035,225	1.2
500,000		Other Securities	515,000	0.6
			4,386,886	5.0
		Czech Republic: 0.5%
400,000		Other Securities	435,073	0.5
		Ghana: 1.4%
1,000,000	#	Kosmos Energy Ltd, 7.875%, 08/01/21	932,500	1.0
400,000		Other Securities	348,000	0.4
			1,280,500	1.4
		Guatemala: 0.5%
500,000	#	Industrial Senior Trust, 5.500%, 11/01/22	486,150	0.5
		Hong Kong: 7.5%
850,000		Bestgain Real Estate, 2.625%, 03/13/18	839,206	1.0
250,000		Hutchison Whampoa International 11 Ltd., 4.625%, 01/13/22	276,013	0.3
900,000		Hutchison Whampoa International 12 Ltd., 6.000%, 04/29/49	958,923	1.1
650,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	692,555	0.8
750,000		Li & Fung Ltd, 5.250%, 05/13/20	833,326	0.9
1,350,000		Noble Group Ltd., 6.750%, 01/29/20	1,414,125	1.6
1,450,000		Other Securities	1,585,236	1.8
			6,599,384	7.5
		Hungary: 0.7%
600,000		MOL Group Finance SA, 6.250%, 09/26/19	656,700	0.7
		India: 6.6%
1,000,000	#	Bharti Airtel International Netherlands BV, 5.350%, 05/20/24	1,106,250	1.3
450,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	478,292	0.5
900,000		ICICI Bank Ltd/Dubai, 4.800%, 05/22/19	967,144	1.1

See Accompanying Notes to Financial Statements

35

Voya Emerging Markets Corporate Debt Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		India (continued)
500,000	#	Reliance Holdings USA, Inc., 4.500%, 10/19/20	$534,292	0.6
800,000		Reliance Holdings USA, Inc., 5.400%, 02/14/22	880,368	1.0
408,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	412,039	0.5
250,000	#	Vedanta Resources PLC, 6.000%, 01/31/19	223,998	0.2
800,000		Vedanta Resources PLC, 7.125%-8.250%, 06/07/21-05/31/23	680,375	0.8
500,000		Other Securities	522,500	0.6
			5,805,258	6.6
		Indonesia: 2.1%
400,000		Gajah Tunggal Tbk PT, 7.750%, 02/06/18	386,000	0.4
500,000	#	Gajah Tunggal Tbk PT, 7.750%, 02/06/18	482,500	0.6
950,000		Other Securities	1,000,813	1.1
			1,869,313	2.1
		Israel: 3.0%
725,000		Israel Electric Corp. Ltd., 7.250%, 01/15/19	817,437	0.9
1,100,000	#	Israel Electric Corp. Ltd., 6.875%, 06/21/23	1,278,658	1.5
500,000		Other Securities	581,208	0.6
			2,677,303	3.0
		Jamaica: 2.1%
1,100,000		Digicel Group Ltd., 8.250%, 09/30/20	1,107,150	1.3
350,000	#	Digicel Group Ltd., 6.000%, 04/15/21	333,375	0.4
400,000	#	Digicel Group Ltd., 8.250%, 09/30/20	402,600	0.4
			1,843,125	2.1
		Kuwait: 0.7%
500,000		Other Securities	583,160	0.7
		Mexico: 11.4%
500,000	#	Alfa SAB de CV, 5.250%, 03/25/24	533,500	0.6
800,000		America Movil SAB de CV, 5.000%-6.125%, 03/30/20-03/30/40	966,371	1.1
750,000		Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 4.125%, 11/09/22	765,938	0.9
200,000	#	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.950%, 01/30/24	211,940	0.2
775,000	#	BBVA Bancomer SA/Texas, 6.750%, 09/30/22	878,230	1.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Mexico (continued)
500,000		Cemex SAB de CV, 7.250%, 01/15/21	$535,000	0.6
700,000	#	Cemex SAB de CV, 5.700%, 01/11/25	692,300	0.8
500,000	#	Cemex SAB de CV, 6.125%, 05/05/25	506,100	0.6
600,000		Grupo Bimbo SAB de CV, 4.500%, 01/25/22	648,420	0.7
600,000	#	Grupo Bimbo SAB de CV, 3.875%, 06/27/24	620,184	0.7
250,000		Mexichem SAB de CV, 6.750%, 09/19/42	271,250	0.3
300,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	316,350	0.4
400,000	#	Mexichem SAB de CV, 5.875%, 09/17/44	396,000	0.4
300,000		Tenedora Nemak SA de CV, 5.500%, 02/28/23	310,500	0.4
800,000	#	Tenedora Nemak SA de CV, 5.500%, 02/28/23	828,000	0.9
1,350,000		Other Securities	1,539,677	1.8
			10,019,760	11.4
		Morocco: 1.6%
750,000		OCP SA, 5.625%, 04/25/24	818,438	0.9
500,000	#	OCP SA, 6.875%, 04/25/44	560,625	0.7
			1,379,063	1.6
		Paraguay: 1.6%
500,000	#	Banco Regional SAECA, 8.125%, 01/24/19	531,900	0.6
900,000	#	Telefonica Celular del Paraguay SA, 6.750%, 12/13/22	924,750	1.0
			1,456,650	1.6
		Peru: 5.4%
250,000		Banco de Credito del Peru/ Panama, 5.375%, 09/16/20	275,000	0.3
600,000	#	Banco de Credito del Peru/ Panama, 6.125%, 04/24/27	655,440	0.7
300,000	#	Banco Internacional del Peru SAA, 5.750%, 10/07/20	331,500	0.4
350,000	#	Banco Internacional del Peru SAA, 6.625%, 03/19/29	379,750	0.4
1,300,000	#	Cementos Pacasmayo SAA, 4.500%, 02/08/23	1,254,500	1.4
350,000		Southern Copper Corp., 5.250%, 11/08/42	314,160	0.4
1,475,000		Southern Copper Corp., 6.750%, 04/16/40	1,587,247	1.8
			4,797,597	5.4
		Poland: 0.6%
500,000	#	PKO Finance AB, 4.630%, 09/26/22	530,625	0.6

See Accompanying Notes to Financial Statements

36

Voya Emerging Markets Corporate Debt Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Qatar: 1.2%
917,000		Other Securities	$1,049,085	1.2
		Russia: 6.5%
725,000	#	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	697,900	0.8
100,000	#	Gazprom OAO Via Gaz Capital SA, 9.250%, 04/23/19	107,910	0.1
750,000		Gazprom Neft OAO Via GPN Capital SA, 4.375%, 09/19/22	607,500	0.7
900,000		Gazprom OAO Via Gaz Capital SA, 6.510%, 03/07/22	876,258	1.0
1,000,000	#	MMC Finance Ltd., 5.550%, 10/28/20	962,630	1.1
2,635,000		Other Securities	2,441,852	2.8
			5,694,050	6.5
		Singapore: 2.3%
1,000,000	#	Oversea-Chinese Banking Corp. Ltd., 4.000%, 10/15/24	1,043,650	1.2
950,000		Stats Chippac Ltd., 4.500%, 03/20/18	947,625	1.1
			1,991,275	2.3
		South Africa: 2.7%
1,200,000	#	Myriad International Holdings BV, 6.000%, 07/18/20	1,335,000	1.5
1,100,000		Other Securities	1,089,862	1.2
			2,424,862	2.7
		South Korea: 2.1%
650,000		POSCO, 5.250%, 04/14/21	741,873	0.9
1,000,000	#	Woori Bank Co. Ltd., 4.750%, 04/30/24	1,070,868	1.2
			1,812,741	2.1
		Sweden: 0.6%
500,000		Other Securities	530,625	0.6
		Thailand: 1.6%
900,000	#	PTT Exploration & Production PCL, 4.875%, 12/29/49	904,500	1.0
450,000		Other Securities	523,564	0.6
			1,428,064	1.6
		Turkey: 4.9%
650,000	#	Akbank TAS, 3.875%, 10/24/17	656,825	0.7
200,000	#	Akbank TAS, 4.000%, 01/24/20	195,600	0.2
500,000	#	Turk Telekomunikasyon AS, 4.875%, 06/19/24	498,750	0.6
300,000	#	Anadolu Efes Biracilik Ve Malt Sanayii AS, 3.375%, 11/01/22	268,350	0.3
625,000	#	Coca-Cola Icecek AS, 4.750%, 10/01/18	659,831	0.8

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Turkey (continued)
1,000,000	#	Turkiye Is Bankasi, 5.000%, 04/30/20	$1,006,250	1.1
1,000,000	#	Turkiye Garanti Bankasi AS, 4.750%, 10/17/19	1,012,020	1.2
			4,297,626	4.9
		United Arab Emirates: 4.6%
200,000		Abu Dhabi National Energy Co., 5.875%, 12/13/21	234,500	0.3
765,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	896,962	1.0
798,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	919,537	1.0
1,450,000		DP World Ltd., 6.850%, 07/02/37	1,643,343	1.9
287,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	336,508	0.4
			4,030,850	4.6
		Total Corporate Bonds/Notes (Cost $82,047,246)	82,868,915	93.9
FOREIGN GOVERNMENT BONDS: 2.6%
		Angola: 0.5%
400,000		Other Securities	403,332	0.5
		China: 0.6%
500,000	#	CNOOC Curtis Funding No 1 Pty Ltd, 4.500%, 10/03/23	543,955	0.6
		Kazakhstan: 0.7%
750,000	#	KazMunayGas National Co. JSC, 6.000%, 11/07/44	602,250	0.7
		Peru: 0.8%
700,000	#	Corp Financiera de Desarrollo SA, 5.250%, 07/15/29	729,645	0.8
		Total Foreign Government Bonds (Cost $2,369,608)	2,279,182	2.6
		Total Long-Term Investments (Cost $84,416,854)	85,148,097	96.5

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.2%
	Mutual Funds: 3.2%
2,778,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $2,778,000)	2,778,000	3.2
	Total Short-Term Investments (Cost $2,778,000)	2,778,000	3.2

See Accompanying Notes to Financial Statements

37

Voya Emerging Markets Corporate Debt Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
	Total Investments in Securities (Cost $87,194,854)	$87,926,097	99.7
	Assets in Excess of Other Liabilities	251,406	0.3
	Net Assets	$88,177,503	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of March 31, 2015.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Cost for federal income tax purposes is $87,218,784.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,119,581
Gross Unrealized Depreciation	(1,412,268)
Net Unrealized Appreciation	$707,313

Sector Diversification	Percentage of Net Assets
Financial	21.0%
Energy	16.8
Basic Materials	16.3
Communications	12.9
Utilities	8.4
Consumer, Non-cyclical	7.1
Diversified	6.5
Industrial	3.4
Consumer, Cyclical	2.5
Technology	1.1
Foreign Government Bonds	0.5
Short-Term Investments	3.2
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2015
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$82,868,915	$—	$82,868,915
Foreign Government Bonds	—	2,279,182	—	2,279,182
Short-Term Investments	2,778,000	—	—	2,778,000
Total Investments, at fair value	$2,778,000	$85,148,097	$—	$87,926,097
Other Financial Instruments+
Futures	14,469	—	—	14,469
Total Assets	$2,792,469	$85,148,097	$—	$87,940,566
Liabilities Table
Other Financial Instruments+
Futures	$(3,315)	$—	$—	$(3,315)
Total Liabilities	$(3,315)	$—	$—	$(3,315)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

38

Voya Emerging Markets Corporate Debt Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

At March 31, 2015, the following futures contracts were outstanding for Voya Emerging Markets Corporate Debt Fund:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	9	06/19/15	$1,160,156	$1,977
U.S. Treasury 5-Year Note	13	06/30/15	1,562,742	12,218
			$2,722,898	$14,195
Short Contracts
U.S. Treasury Long Bond	(1)	06/19/15	(163,875)	(3,315)
U.S. Treasury Ultra Long Bond	(3)	06/19/15	(509,625)	274
			$(673,500)	$(3,041)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets – Unrealized appreciation*	$14,469
Total Asset Derivatives		$14,469
Liability Derivatives
Interest rate contracts	Net Assets – Unrealized depreciation*	$3,315
Total Liability Derivatives		$3,315

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—-	8,812	$8,812
Interest rate contracts	287,267	—	287,267
Total	$287,267	$8,812	$296,079

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$7,997
Total	$7,997

See Accompanying Notes to Financial Statements

39

Voya Emerging Markets Hard Currency Debt Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 4.9%
		Argentina: 2.0%
2,500,000	#	YPF SA, 8.750%, 04/04/24	$2,575,000	2.0
		Chile: 1.1%
1,500,000	#	Empresa Electrica Angamos SA, 4.875%, 05/25/29	1,489,125	1.1
		Colombia: 0.8%
1,000,000		Ecopetrol SA, 5.875%, 09/18/23	1,076,000	0.8
		Panama: 1.0%
1,500,000	#	AES El Salvador Trust II, 6.750%, 03/28/23	1,342,500	1.0
		Total Corporate Bonds/Notes (Cost $6,546,326)	6,482,625	4.9
U.S. TREASURY OBLIGATIONS: 0.0%
		U.S. Treasury Notes: 0.0%
19,000		Other Securities	19,049	0.0
		Total U.S. Treasury Obligations (Cost $18,952)	19,049	0.0
FOREIGN GOVERNMENT BONDS: 89.0%
		Angola: 0.6%
750,000		Other Securities	756,248	0.6
		Argentina: 3.2%
2,388,341	±	Argentina Government International Bond, 12/31/38	1,361,355	1.0
1,402,038	±	Argentina Government International Bond, 8.280%, 12/31/33	1,409,749	1.1
1,400,000		City of Buenos Aires Argentina, 9.950%, 03/01/17	1,466,500	1.1
			4,237,604	3.2
		Armenia: 0.5%
751,000	#	Republic of Armenia, 6.000%, 09/30/20	737,857	0.5
		Azerbaijan: 0.7%
1,000,000		Republic of Azerbaijan, 4.750%, 03/18/24	1,000,750	0.7
		Bolivia: 0.8%
1,000,000	#	Bolivian Government International Bond, 5.950%, 08/22/23	1,040,000	0.8
		Brazil: 3.5%
800,000	#	Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 09/26/23	826,160	0.6
3,750,000		Brazilian Government International Bond, 2.625%, 01/05/23	3,378,750	2.5

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Brazil (continued)
500,000		Brazilian Government International Bond, 5.000%, 01/27/45	$465,000	0.4
			4,669,910	3.5
		Chile: 1.2%
1,700,000	#	Corp Nacional del Cobre de Chile, 4.250%, 07/17/42	1,636,095	1.2
		Colombia: 2.2%
1,500,000		Colombia Government International Bond, 8.125%, 05/21/24	1,998,750	1.5
900,000		Colombia Government International Bond, 2.625%-6.125%, 03/15/23-01/18/41	974,050	0.7
			2,972,800	2.2
		Costa Rica: 1.2%
1,100,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	1,056,000	0.8
600,000	#	Costa Rica Government International Bond, 5.625%, 04/30/43	527,250	0.4
			1,583,250	1.2
		Croatia: 2.0%
1,000,000		Croatia Government International Bond, 5.500%, 04/04/23	1,066,250	0.8
500,000	#	Croatia Government International Bond, 5.500%, 04/04/23	533,125	0.4
1,000,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	1,055,750	0.8
			2,655,125	2.0
		Dominican Republic: 1.6%
1,050,000		Dominican Republic International Bond, 5.875%, 04/18/24	1,105,125	0.8
1,000,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	1,090,000	0.8
			2,195,125	1.6
		Ecuador: 1.1%
1,500,000		Ecuador Government International Bond, 9.375%, 12/15/15	1,526,250	1.1

See Accompanying Notes to Financial Statements

40

Voya Emerging Markets Hard Currency Debt Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Egypt: 0.9%
1,130,000		Egypt Government International Bond, 5.750%, 04/29/20	$1,197,800	0.9
		El Salvador: 0.7%
1,000,000	#	El Salvador Government International Bond, 6.375%, 01/18/27	1,005,000	0.7
		Gabon: 0.5%
737,000	#	Gabonese Republic, 6.375%, 12/12/24	698,307	0.5
		Guatemala: 0.7%
750,000		Other Securities	990,000	0.7
		Hungary: 3.4%
1,250,000		Hungary Government International Bond, 5.375%, 02/21/23	1,403,125	1.0
1,250,000		Hungary Government International Bond, 6.250%-7.625%, 01/29/20-03/29/41	1,582,770	1.2
1,500,000	#	Magyar Export-Import Bank Zrt, 4.000%, 01/30/20	1,537,500	1.2
			4,523,395	3.4
		Indonesia: 6.3%
1,500,000	#	Indonesia Government International Bond, 4.125%, 01/15/25	1,546,875	1.2
750,000		Pertamina Persero PT, 4.300%, 05/20/23	755,625	0.6
1,500,000		Pertamina Persero PT, 5.625%, 05/20/43	1,464,375	1.1
2,000,000		Perusahaan Listrik Negara PT, 5.500%, 11/22/21	2,192,500	1.6
1,700,000		Indonesia Government International Bond, 8.500%, 10/12/35	2,467,125	1.8
			8,426,500	6.3
		Ivory Coast: 1.8%
2,450,000		Ivory Coast Government International Bond, 5.750%, 12/31/32	2,352,196	1.8
		Kazakhstan: 4.5%
1,750,000	#	Development Bank of Kazakhstan JSC, 4.125%, 12/10/22	1,499,575	1.1

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Kazakhstan (continued)
1,000,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	$853,060	0.6
1,800,000		KazMunayGas National Co. JSC, 4.400%, 04/30/23	1,561,500	1.2
1,250,000	#	KazMunayGas National Co. JSC, 6.000%, 11/07/44	1,003,750	0.8
1,160,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	1,073,232	0.8
			5,991,117	4.5
		Kenya: 0.4%
500,000	#	Kenya Government International Bond, 6.875%, 06/24/24	524,625	0.4
		Latvia: 0.8%
1,000,000	#	Republic of Latvia, 2.750%, 01/12/20	1,021,410	0.8
		Lebanon: 1.9%
2,470,000		Lebanon Government International Bond, 6.100%, 10/04/22	2,507,050	1.9
		Lithuania: 1.2%
1,250,000		Lithuania Government International Bond, 6.625%-7.375%, 02/11/20-02/01/22	1,548,184	1.2
		Mexico: 5.4%
500,000	#	Comision Federal de Electricidad, 5.750%, 02/14/42	557,500	0.4
1,000,000		Mexico Government International Bond, 4.000%, 10/02/23	1,061,250	0.8
471,000		Petroleos Mexicanos, 4.875%, 01/18/24	499,731	0.4
3,250,000		Petroleos Mexicanos, 5.500%, 06/27/44	3,294,687	2.5
1,750,000	#	Petroleos Mexicanos, 4.500%, 01/23/26	1,787,625	1.3
			7,200,793	5.4
		Morocco: 0.6%
250,000	#	Morocco Government International Bond, 5.500%, 12/11/42	280,073	0.2

See Accompanying Notes to Financial Statements

41

Voya Emerging Markets Hard Currency Debt Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Morocco (continued)
500,000		Other Securities	$520,000	0.4
			800,073	0.6
		Namibia: 0.8%
1,000,000		Namibia International Bonds, 5.500%, 11/03/21	1,090,000	0.8
		Nigeria: 0.4%
500,000	#	Nigeria Government International Bond, 6.375%, 07/12/23	504,500	0.4
		Pakistan: 0.4%
500,000		Other Securities	516,350	0.4
		Panama: 3.5%
1,200,000		Panama Government International Bond, 5.200%, 01/30/20	1,341,000	1.0
1,250,000		Panama Government International Bond, 6.700%, 01/26/36	1,643,750	1.3
1,600,000		Panama Government International Bond, 4.000%-4.300%, 09/22/24-04/29/53	1,634,500	1.2
			4,619,250	3.5
		Paraguay: 0.9%
1,100,000		Republic of Paraguay, 4.625%, 01/25/23	1,144,000	0.9
		Peru: 4.1%
1,000,000		El Fondo MIVIVIENDA S.A., 3.500%, 01/31/23	977,500	0.7
3,500,000	#	El Fondo MIVIVIENDA S.A., 3.500%, 01/31/23	3,421,250	2.6
861,000		Peruvian Government International Bond, 5.625%, 11/18/50	1,054,725	0.8
			5,453,475	4.1
		Philippines: 5.5%
1,000,000		Philippine Government International Bond, 6.375%, 01/15/32	1,362,500	1.0
3,000,000		Philippine Government International Bond, 7.750%, 01/14/31	4,516,770	3.4
400,000		Philippine Government International Bond, 8.375%, 06/17/19	504,000	0.4

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Philippines (continued)
670,000		Republic of the Philippines, 6.375%, 10/23/34	$942,188	0.7
			7,325,458	5.5
		Poland: 2.7%
3,500,000		Poland Government International Bond, 3.000%, 03/17/23	3,601,500	2.7
		Romania: 1.6%
1,310,000		Romanian Government International Bond, 6.750%, 02/07/22	1,590,013	1.2
500,000	#	Romanian Government International Bond, 4.375%, 08/22/23	537,500	0.4
			2,127,513	1.6
		Russia: 5.0%
2,738,125		Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	3,148,570	2.4
3,600,000	#	Russian Foreign Bond - Eurobond, 4.875%, 09/16/23	3,481,920	2.6
			6,630,490	5.0
		South Africa: 2.8%
2,000,000	#	Eskom Holdings SOC Ltd, 7.125%, 02/11/25	2,019,000	1.5
1,750,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	1,711,885	1.3
			3,730,885	2.8
		Sri Lanka: 0.7%
870,000	#	Sri Lanka Government International Bond, 5.875%, 07/25/22	890,228	0.7
		Tanzania: 0.4%
500,000		Other Securities	518,750	0.4
		Trinidad And Tobago: 0.8%
968,750		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%-9.750%, 08/14/19-05/08/22	1,086,484	0.8
		Turkey: 4.6%
3,000,000		Turkey Government International Bond, 6.000%, 01/14/41	3,420,600	2.6
2,144,000		Turkey Government International Bond, 7.375%, 02/05/25	2,665,635	2.0
			6,086,235	4.6

See Accompanying Notes to Financial Statements

42

Voya Emerging Markets Hard Currency Debt Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Ukraine: 1.0%
1,500,000		Ukraine Government International Bond, 6.750%, 11/14/17	$594,585	0.4
2,000,000	#	Ukraine Government International Bond, 6.750%, 11/14/17	792,780	0.6
			1,387,365	1.0
		Uruguay: 1.9%
1,000,000		Uruguay Government International Bond, 4.500%, 08/14/24	1,087,500	0.8
785,000		Uruguay Government International Bond, 7.625%, 03/21/36	1,114,700	0.8
300,000		Uruguay Government International Bond, 8.000%, 11/18/22	396,000	0.3
			2,598,200	1.9
		Venezuela: 2.4%
3,300,000		Petroleos de Venezuela SA, 9.750%, 05/17/35	1,263,900	1.0
3,438,000		Petroleos de Venezuela SA, 5.250%-9.000%, 04/12/17-11/17/21	1,387,892	1.0
1,250,000		Other Securities	505,000	0.4
			3,156,792	2.4
		Vietnam: 1.0%
1,200,000		Vietnam Government International Bond, 6.750%, 01/29/20	1,365,000	1.0
		Zambia: 0.8%
1,000,000	#	Zambia Government International Bond, 8.500%, 04/14/24	1,061,875	0.8
		Total Foreign Government Bonds (Cost $120,618,322)	118,691,814	89.0
		Total Long-Term Investments (Cost $127,183,600)	125,193,488	93.9

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.4%
	Mutual Funds: 4.4%
5,927,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $5,927,000)	$5,927,000	4.4
	Total Short-Term Investments (Cost $5,927,000)	5,927,000	4.4
	Total Investments in Securities (Cost $133,110,600)	$131,120,488	98.3
	Assets in Excess of Other Liabilities	2,257,736	1.7
	Net Assets	$133,378,224	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of March 31, 2015.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

±	Defaulted security

Cost for federal income tax purposes is $133,691,085.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$5,217,409
Gross Unrealized Depreciation	(7,788,006)
Net Unrealized Depreciation	$(2,570,597)

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	84.8%
Energy	5.9
Utilities	2.1
Financial	1.1
U.S. Treasury Obligations	0.0
Short-Term Investments	4.4
Assets in Excess of Other Liabilities	1.7
Net Assets	100.0%

See Accompanying Notes to Financial Statements

43

Voya Emerging Markets Hard Currency Debt Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2015
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$6,482,625	$—	$6,482,625
U.S. Treasury Obligations	—	19,049	—	19,049
Short-Term Investments	5,927,000	—	—	5,927,000
Foreign Government Bonds	—	118,691,814	—	118,691,814
Total Investments, at fair value	$5,927,000	$125,193,488	$—	$131,120,488
Other Financial Instruments+
Futures	180,411	—	—	180,411
Total Assets	$6,107,411	$125,193,488	$—	$131,300,899
Liabilities Table
Other Financial Instruments+
Futures	$(107,358)	$—	$—	$(107,358)
Total Liabilities	$(107,358)	$—	$—	$(107,358)

^	See Note 2, ’’Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2015, the following futures contracts were outstanding for Voya Emerging Markets Hard Currency Debt Fund:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	43	06/30/15	$9,423,719	$26,097
U.S. Treasury 5-Year Note	85	06/30/15	10,217,930	79,819
U.S. Treasury Long Bond	15	06/19/15	2,458,125	74,495
			$22,099,774	$180,411
Short Contracts
U.S. Treasury 10-Year Note	(95)	06/19/15	(12,246,094)	(74,625)
U.S. Treasury Ultra Long Bond	(15)	06/19/15	(2,548,125)	(32,733)
			$(14,794,219)	$(107,358)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$180,411
Total Asset Derivatives		$180,411
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$107,358
Total Liability Derivatives		$107,358

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

44

Voya Emerging Markets Hard Currency Debt Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Swaps	Total
Credit contracts	$—	$—	$170,938	$170,938
Foreign exchange contracts	29,048	—	—	29,048
Interest rate contracts	—	(91,470)	—	(91,470)
Total	$29,048	$(91,470)	$170,938	$108,516

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Swaps	Total
Credit contracts	$—	$—	$(164,460)	$(164,460)
Foreign exchange contracts	18,553	—	—	18,553
Interest rate contracts	—	138,843	—	138,843
Total	$18,553	$138,843	$(164,460)	$(7,064)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

45

Voya Emerging Markets Local Currency Debt Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 1.0%
			United States: 1.0%
MXN	11,000,000		General Electric Capital Corp., 8.500%, 04/06/18	$798,164	1.0
			Total Corporate Bonds/Notes (Cost $821,145)	798,164	1.0
FOREIGN GOVERNMENT BONDS: 76.7%
			Brazil: 5.0%
BRL	70,000	Z	Brazil Letras do Tesouro Nacional, 01/01/2016, 12.990%, 01/01/16	19,917	0.0
BRL	5,500,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/17	1,634,493	1.9
BRL	9,500,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	2,619,322	3.1
				4,273,732	5.0
			Colombia: 3.7%
COP	2,700,000,000	#	Colombia Government International Bond, 7.000%, 05/04/22	1,065,813	1.3
COP	4,400,000,000	#	Colombia Government International Bond, 10.000%, 07/24/24	2,036,889	2.4
				3,102,702	3.7
			Czech Republic: 0.9%
CZK	20,000,000		Czech Republic Government Bond, 3.400%, 09/01/15	791,331	0.9
			Finland: 1.0%
TRY	1,800,000		Municipality Finance PLC, 14.500%, 04/24/15	694,173	0.8
ZAR	2,000,000		Municipality Finance PLC, 7.470%, 04/17/15	165,410	0.2
				859,583	1.0
			Hungary: 4.5%
HUF	108,000,000		Hungary Government Bond, 5.500%, 12/20/18	430,912	0.5
HUF	100,000,000		Hungary Government Bond, 6.500%, 06/24/19	416,042	0.5
HUF	220,000,000		Hungary Government Bond, 7.750%, 08/24/15	806,253	0.9
HUF	160,000,000		Hungary Government International Bond, 6.000%, 11/24/23	692,691	0.8
Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Hungary (continued)
HUF	330,000,000	Hungary Government International Bond, 7.000%, 06/24/22	$1,473,869	1.8
			3,819,767	4.5
		Indonesia: 5.0%
IDR	15,000,000,000	Indonesia Treasury Bond, 8.250%, 06/15/32	1,203,155	1.4
IDR	10,000,000,000	Indonesia Treasury Bond, 8.375%, 03/15/24	814,723	1.0
IDR	10,000,000,000	Indonesia Treasury Bond, 8.375%, 03/15/34	815,420	1.0
IDR	16,000,000,000	Indonesia Treasury Bond, 9.000%, 03/15/29	1,376,870	1.6
			4,210,168	5.0
		Malaysia: 4.6%
MYR	6,500,000	Malaysia Government Bond, 3.480%, 3/15/23	1,709,919	2.0
MYR	4,000,000	Malaysia Government Bond, 4.160%, 07/15/21	1,104,313	1.3
MYR	2,000,000	Malaysia Government Bond, 4.181%, 07/15/24	550,660	0.7
MYR	1,800,000	Malaysia Government Bond, 4.392%, 04/15/26	503,931	0.6
			3,868,823	4.6
		Mexico: 7.1%
MXN	15,700,000	Mexican Bonos, 6.500%, 06/10/21	1,082,167	1.3
MXN	19,000,000	Mexican Bonos, 8.500%, 11/18/38	1,557,436	1.8
MXN	40,000,000	Mexican Bonos, 10.000%, 12/05/24	3,412,200	4.0
			6,051,803	7.1
		Nigeria: 1.6%
NGN	20,860,000	Nigeria Government Bond, 16.390%, 01/27/22	111,547	0.1
NGN	147,330,000	Nigeria Government Bond, 13.050%, 08/16/16	727,287	0.9
NGN	100,000,000	Nigeria Government Bond, 16.000%, 06/29/19	519,970	0.6
			1,358,804	1.6
		Norway: 0.3%
ZAR	2,900,000	Kommunalbanken AS, 6.500%–6.810%, 06/12/15–06/07/18	235,739	0.3

See Accompanying Notes to Financial Statements

46

Voya Emerging Markets Local Currency Debt Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
			Peru: 0.7%
PEN	1,620,000	#	Peruvian Government International Bond, 7.840%, 08/12/20	$597,735	0.7
			Philippines: 0.7%
PHP	26,000,000		Philippine Government International Bond, 3.900%, 11/26/22	586,604	0.7
			Poland: 8.5%
PLN	4,000,000		Poland Government Bond, 4.000%, 10/25/23	1,204,843	1.4
PLN	8,000,000		Poland Government Bond, 3.750%, 04/25/18	2,237,682	2.7
PLN	11,500,000		Poland Government Bond, 5.750%, 10/25/21	3,723,693	4.4
				7,166,218	8.5
			Romania: 4.1%
RON	3,000,000		Romania Government Bond, 5.800%, 10/26/15	750,219	0.9
RON	10,800,000		Romania Government Bond, 6.000%, 04/30/16	2,764,523	3.2
				3,514,742	4.1
			Russia: 1.9%
RUB	34,001,000		Russian Federal Bond - OFZ, 7.050%, 01/19/28	410,407	0.5
RUB	10,000,000		Russian Federal Bond - OFZ, 7.600%, 04/14/21	140,636	0.1
RUB	75,000,000		Russian Federal Bond - OFZ, 6.700%, 05/15/19	1,090,850	1.3
				1,641,893	1.9
			South Africa: 4.9%
ZAR	11,303,122		South Africa Government Bond, 6.250%, 03/31/36	742,545	0.9
ZAR	3,000,000		South Africa Government Bond, 7.250%, 01/15/20	247,241	0.3
ZAR	31,400,000		South Africa Government Bond, 10.500%, 12/21/26	3,134,046	3.7
				4,123,832	4.9
			South Korea: 2.9%
MYR	6,000,000		Export-Import Bank of Korea, 4.070%, 02/02/17	1,629,072	1.9
MYR	3,000,000		Export-Import Bank of Korea, 4.500%, 07/01/15	811,771	1.0
				2,440,843	2.9
Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
			Supranational: 6.0%
MYR	7,000,000		Asian Development Bank, 4.000%, 02/08/17	$1,907,544	2.3
ZAR	12,000,000		European Investment Bank, 6.750%, 09/15/17	980,631	1.2
ZAR	8,000,000		European Investment Bank, 9.000%, 12/21/18	690,528	0.8
ZAR	9,160,000		European Investment Bank, 9.000%, 03/31/21	800,981	0.9
ZAR	500,000		International Bank for Reconstruction & Development, 7.080%, 07/10/15	41,263	0.0
ZAR	900,000		International Finance Corp., 7.400%, 05/28/15	74,291	0.1
ZAR	7,500,000		Nordic Investment Bank, 7.000%, 09/25/18	613,159	0.7
				5,108,397	6.0
			Thailand: 4.7%
THB	25,000,000		Thailand Government Bond, 3.125%, 12/11/15	775,832	0.9
THB	96,000,000		Thailand Government Bond, 3.625%, 06/16/23	3,177,275	3.8
				3,953,107	4.7
			Turkey: 8.6%
TRY	2,500,000		Turkey Government Bond, 6.300%, 02/14/18	914,587	1.1
TRY	11,000,000		Turkey Government Bond, 9.000%, 03/08/17	4,303,538	5.1
TRY	5,000,000		Turkey Government Bond, 9.500%, 01/12/22	2,044,174	2.4
				7,262,299	8.6
			Total Foreign Government Bonds (Cost $75,135,836)	64,968,122	76.7
CREDIT-LINKED NOTES: 5.0%
			Colombia: 1.5%
	2,042,606	#	Citigroup Funding, Inc., (Republic of Colombia), 7.500%, 08/27/26	1,241,220	1.5
			Indonesia: 3.5%
IDR	40,000,000,000	#	JPMorgan Chase & Co., (Republic of Indonesia), 6.250%, 04/17/17	3,008,796	3.5
			Total Credit-Linked Notes (Cost $6,366,052)	4,250,016	5.0

See Accompanying Notes to Financial Statements

47

Voya Emerging Markets Local Currency Debt Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.0%
		Options on Currencies: 0.0%
4,494,000	@	Put CNH vs Call USD, Strike @ 6.463, Exp. 08/03/15 Counterparty: JPMorgan Chase & Co.	$17,291	0.0
		Total Purchased Options (Cost $64,085)	17,291	0.0
		Total Long-Term Investments (Cost $82,387,118)	70,033,593	82.7

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 12.9%
		U.S. Government Agency Obligations: 8.4%
605,000	Z	Fannie Mae Discount Notes, 0.050%, 06/01/15	604,948	0.7
4,400,000	Z	Fannie Mae Discount Notes, 0.050%, 06/03/15	4,399,608	5.2
670,000	Z	Federal Home Loan Bank Discount Notes, 0.030%, 04/08/15	669,996	0.7
300,000	Z	Federal Home Loan Bank Discount Notes, 0.070%, 05/13/15	299,989	0.4
700,000	Z	Federal Home Loan Bank Discount Notes, 0.070%, 05/27/15	699,965	0.8
500,000	Z	Freddie Mac Discount Notes, 0.020%, 04/02/15	500,000	0.6
			7,174,506	8.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 4.5%
3,802,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $3,802,000)	3,802,000	4.5
	Total Short-Term Investments (Cost $10,976,506)	10,976,506	12.9
	Total Investments in Securities (Cost $93,363,624)	$81,010,099	95.6
	Assets in Excess of Other Liabilities	3,703,219	4.4
	Net Assets	$84,713,318	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of March 31, 2015.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

BRL	Brazilian Real
COP	Colombian Peso
CZK	Czech Koruna
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish New Lira
ZAR	South African Rand

Cost for federal income tax purposes is $93,656,355.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$514,027
Gross Unrealized Depreciation	(13,160,283)
Net Unrealized Depreciation	$(12,646,256)

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	76.7%
Credit-Linked Notes	5.0
Financial	1.0
Purchased Options	0.0
Short-Term Investments	4.5
U.S. Government Agency Obligations	8.4
Assets in Excess of Other Liabilities	4.4
Net Assets	100.0%

See Accompanying Notes to Financial Statements

48

Voya Emerging Markets Local Currency Debt Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2015
Asset Table
Investments, at fair value
Purchased Options	$—	$17,291	$—	$17,291
Corporate Bonds/Notes	—	798,164	—	798,164
Short-Term Investments	3,802,000	7,174,506	—	10,976,506
Foreign Government Bonds	—	64,968,122	—	64,968,122
Credit-Linked Notes	—	4,250,016	—	4,250,016
Total Investments, at fair value	$3,802,000	$77,208,099	$—	$81,010,099
Other Financial Instruments+
Forward Foreign Currency Contracts	—	483,265	—	483,265
Futures	4,890	—	—	4,890
OTC Swaps	—	24,677	—	24,677
Total Assets	$3,806,890	$77,716,041	$—	$81,522,931
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(38,811)	$—	$(38,811)
Futures	(4,279)	—	—	(4,279)
Written Options	—	(7,914)	—	(7,914)
Total Liabilities	$(4,279)	$(46,725)	$—	$(51,004)

^	See Note 2, ’’Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

49

Voya Emerging Markets Local Currency Debt Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

At March 31, 2015, the following forward foreign currency contracts were outstanding for Voya Emerging Markets Local Currency Debt Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Mexican Peso	48,429,634	Buy	06/19/15	$3,111,804	$3,158,120	$46,316
Goldman Sachs & Co.	Singapore Dollar	29,178	Buy	05/22/15	21,440	21,234	(206)
HSBC Bank PLC	Peruvian Nuevo Sol	1,274,738	Buy	06/19/15	405,000	405,936	936
JPMorgan Chase & Co.	Brazilian Real	7,000,653	Buy	06/19/15	2,110,856	2,142,901	32,045
JPMorgan Chase & Co.	South African Rand	6,870,924	Buy	06/19/15	543,723	559,140	15,417
Morgan Stanley	Thai Baht	32,923,815	Buy	05/22/15	1,005,922	1,009,578	3,656
Morgan Stanley	Chilean Peso	68,559,614	Buy	06/19/15	106,228	109,013	2,785
Morgan Stanley	Peruvian Nuevo Sol	80	Buy	06/19/15	25	25	0
Morgan Stanley	Polish Zloty	4,052,084	Buy	06/19/15	1,034,619	1,066,500	31,881
Morgan Stanley	Russian Ruble	84,106,287	Buy	06/19/15	1,287,013	1,400,671	113,658
							$246,488
BNP Paribas Bank	Romanian New Leu	935,262	Sell	06/19/15	$229,462	$227,524	$1,938
Goldman Sachs & Co.	EU Euro	3,889,101	Sell	05/22/15	4,417,270	4,184,604	232,666
HSBC Bank PLC	Romanian New Leu	6,259,501	Sell	06/19/15	1,489,329	1,522,760	(33,431)
Morgan Stanley	Philippine Peso	8,609,698	Sell	05/22/15	194,262	192,295	1,967
Morgan Stanley	Czech Koruna	20,860,064	Sell	06/19/15	809,558	814,732	(5,174)
							$197,966

At March 31, 2015, the following futures contracts were outstanding for Voya Emerging Markets Local Currency Debt Fund:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	1	06/19/15	$128,906	$1,150
U.S. Treasury 5-Year Note	4	06/30/15	480,844	3,740
			$609,750	$4,890
Short Contracts
U.S. Treasury 2-Year Note	(7)	06/30/15	(1,534,094)	(4,279)
			$(1,534,094)	$(4,279)

At March 31, 2015, the following over-the-counter interest rate swaps were outstanding for Voya Emerging Markets Local Currency Debt Fund:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 8.280% and pay a floating rate based on the 3-month ZAR-JIBAR-SAFEX Counterparty: Barclays Bank PLC	09/30/24	ZAR	7,500,000	$24,677	$—	$24,677
				$24,677	$—	$24,677

See Accompanying Notes to Financial Statements

50

Voya Emerging Markets Local Currency Debt Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

At March 31, 2015, the following over-the-counter written options were outstanding for Voya Emerging Markets Local Currency Debt Fund:

Notional Amount	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Purchased Options
4,494,000	JPMorgan Chase & Co.	Put CNH vs Call USD	6.690USD	08/03/15	$37,390	$(7,914)
			Total Written OTC Options		$37,390	$(7,914)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$17,291
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	483,265
Interest rate contracts	Net Assets — Unrealized appreciation**	4,890
Interest rate contracts	Unrealized appreciation on OTC swap agreements	24,677
Total Asset Derivatives		$530,123
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$38,811
Interest rate contracts	Net Assets — Unrealized appreciation**	4,279
Foreign exchange contracts	Written options, at fair value	7,914
Total Liability Derivatives		$51,004

*	Includes purchase options

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Total
Foreign exchange contracts	$(43,250)	$(638,190)	$—	$—	$(681,440)
Interest rate contracts	—	—	149	130,367	130,516
Total	$(43,250)	$(638,190)	$149	$130,367	$(550,924)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written Options	Total
Foreign exchange contracts	$(46,794)	$111,244	$—	$—	$29,476	$93,926
Interest rate contracts	—	—	1,321	24,667	—	25,988
Total	$(46,794)	$111,244	$1,321	$24,667	$29,476	$119,914

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

51

Voya Emerging Markets Local Currency Debt Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2015:

	Barclays Bank PLC	BNP Paribas Bank	Goldman Sachs & Co.	HSBC Bank PLC	JPMorgan Chase & Co.	Morgan Stanley	Totals
Assets:
Purchased options	$—	$—	$—	$—	$17,291	$—	$17,291
Forward foreign currency contracts	46,316	1,938	232,666	936	47,462	153,947	483,265
OTC Interest rate swaps	24,677	—	—	—	—	—	24,677
Total Assets	$70,993	$1,938	$232,666	$936	$64,753	$153,947	$525,233
Liabilities:
Forward foreign currency contracts	$—	$—	$206	$33,431	$—	$5,174	$38,811
Written options	—	—	—	—	7,914	—	7,914
Total Liabilities	$—	$—	$206	$33,431	$7,914	$5,174	$46,725
Net OTC derivative instruments by counterparty, at fair value	$70,993	$1,938	$232,460	$(32,495)	$56,839	$148,773	$478,508
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$70,993	$1,938	$232,460	$(32,495)	$56,839	$148,773	$478,508

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

52

Voya Securitized Credit Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 77.8%
		United States: 77.8%
1,216,205		Alternative Loan Trust 2005-31, 0.454%, 08/25/35	$997,375	0.8
891,670		Alternative Loan Trust 2005-65CB 1A3, 5.500%, 01/25/36	844,202	0.7
1,738,484		Alternative Loan Trust 2005-J2, 0.574%, 04/25/35	1,501,272	1.3
935,781		Alternative Loan Trust 2006-18CB A11, 0.674%, 07/25/36	657,842	0.6
927,423		Alternative Loan Trust 2006-19CB A12, 0.574%, 08/25/36	658,456	0.6
2,000,000	#	BAMLL Re-REMIC Trust 2015-FRR11, 09/27/44	1,825,469	1.6
2,000,000	#	Bank of America Re-REMIC Trust 2014-FRR7 A, 2.421%, 10/26/44	1,973,865	1.7
813,000	#	Banc of America Commercial Mortgage Trust 2007-4, 5.821%, 02/10/51	838,146	0.7
1,500,000		Banc of America Commercial Mortgage Trust 2007-3, 5.575%, 06/10/49	1,513,133	1.3
2,000,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.181%, 07/10/45	1,981,349	1.7
140,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.331%, 09/10/47	143,049	0.1
1,412,640		Bear Stearns Alternative-A Trust, 2.651%, 09/25/35	1,217,937	1.1
485,344		Bear Stearns Alternative-A Trust, 2.671%, 05/25/35	471,364	0.4
1,500,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP16, 5.220%, 02/13/46	1,572,418	1.3

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
2,000,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G 2/42, 5.743%, 02/13/42	$1,911,785	1.6
2,000,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.575%, 04/12/38	2,047,067	1.8
847,861		Bear Stearns ALT-A Trust 2005-10, 2.513%, 01/25/36	697,689	0.6
1,000,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9, 5.074%, 09/11/42	1,013,729	0.9
750,000	#	Citigroup Commercial Mortgage Trust 2012-GC8, 4.878%, 09/10/45	771,979	0.7
1,383,253		Citigroup Mortgage Loan Trust 2006-AR2, 2.685%, 03/25/36	1,274,775	1.1
1,326,435	#	Citigroup Mortgage Loan Trust 2013-7, 2.356%, 08/25/36	1,082,711	1.0
1,244,995		Citigroup Mortgage Loan Trust, Inc. 2005-3 2A2, 2.573%, 08/25/35	1,158,433	1.0
627,926		Citigroup Mortgage Loan Trust, Inc., 2.600%, 03/25/36	601,228	0.5
563,186		CitiMortgage Alternative Loan Trust Series 2007-A6 1A10, 6.000%, 06/25/37	502,321	0.4
59,535,000	#,^	COMM 2014-FL4 Mortgage Trust, 1.995%, 05/13/16	1,285,932	1.1
8,528,299	^	COMM 2013-LC6 XA Mortgage Trust, 1.766%, 01/10/46	694,028	0.6
12,420,024	^	COMM 2014-CCRE17 XA Mortgage Trust, 1.365%, 05/10/47	905,295	0.8

See Accompanying Notes to Financial Statements

53

Voya Securitized Credit Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
14,835,323	^	Commercial Mortgage Pass Through Certificates, 1.415%, 04/10/47	$1,192,879	1.0
500,000		Commercial Mortgage Trust 2007-GG11 AJ, 6.254%, 12/10/49	530,971	0.5
1,264,941		Countrywide Home Loan Mortgage Pass-through Trust, 2.408%, 11/25/34	1,201,823	1.0
3,114,269	#,^	DBUBS 2011-LC1 XA Mortgage Trust, 1.372%, 11/10/46	65,063	0.1
888,505	#	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1, 4.364%, 06/27/37	893,214	0.8
818,921		Fannie Mae Connecticut Avenue Securities, 1.124%, 05/25/24	814,471	0.7
1,097,210		First Horizon Mortgage Pass-Through Trust 2006-AR4, 2.576%, 01/25/37	959,225	0.8
1,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 4.924%, 10/25/24	1,049,753	0.9
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 3.774%, 04/25/24	489,214	0.4
1,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 4.724%, 10/25/24	1,036,318	0.9
1,000,000		GCCFC Commercial Mortgage Trust, 5.415%, 04/10/37	1,006,850	0.9
1,500,000	#	GE Capital Commercial Mortgage Series 2005-C2, 5.700%, 05/10/43	1,492,154	1.3
1,000,000		GS Mortgage Securities Trust 2006-GG6 D, 5.553%, 04/10/38	982,921	0.9
516,682		GSR Mortgage Loan Trust 2005-AR5, 2.611%, 10/25/35	465,652	0.4
1,170,573		GSR Mortgage Loan Trust, 2.630%, 01/25/36	1,077,373	0.9

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
1,170,046		HomeBanc Mortgage Trust 2006-2 A2, 0.394%, 12/25/36	$1,018,057	0.9
1,000,000	#	Jefferies Resecuritization Trust 2009-R6, 5.031%, 03/26/36	981,681	0.8
5,370,877	^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XA, 1.887%, 12/15/47	486,260	0.4
1,000,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 5.415%, 07/15/46	1,099,729	1.0
2,000,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.066%, 01/12/37	2,016,876	1.8
1,775,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.097%, 01/12/37	1,784,081	1.5
500,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, 5.618%, 05/15/45	505,089	0.4
1,866,456	#	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4, 7.990%, 07/15/46	2,065,635	1.8
1,765,487		JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/36	1,619,324	1.4
530,234		JP Morgan Mortgage Trust 2007-A3, 2.791%, 05/25/37	458,547	0.4
2,000,000		LB-UBS Commercial Mortgage Trust 2005-C7, 5.350%, 11/15/40	2,025,026	1.7
1,000,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	1,005,289	0.9
600,000	#	LB-UBS Commercial Mortgage Trust 2005-C3, 5.111%, 07/15/40	570,000	0.5

See Accompanying Notes to Financial Statements

54

Voya Securitized Credit Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
1,600,000		Morgan Stanley Capital I Trust 2005-HQ6, 5.271%, 07/13/15	$1,600,550	1.4
1,500,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.270%, 01/11/43	1,563,532	1.4
300,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.252%, 09/15/47	326,988	0.3
2,000,000	#	Morgan Stanley Re-REMIC Trust, 0.250%, 07/27/49	1,773,400	1.5
1,000,000	#	Springleaf Mortgage Loan Trust, 4.440%, 12/25/59	1,025,838	0.9
1,500,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.715%, 05/15/43	1,518,431	1.3
300,000		Wachovia Bank Commercial Mortgage Trust Series, 5.964%, 02/15/51	307,239	0.3
1,272,921		Wachovia Mortgage Loan Trust LLC Series 2005-B Trust 2A2, 2.485%, 10/20/35	1,162,743	1.0
2,000,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C28, 5.632%, 10/15/48	2,054,853	1.8
981,190		Wachovia Mortgage Loan Trust LLC Series 2005-B Trust 2A1, 2.485%, 10/20/35	896,263	0.8
1,146,255		WaMu 2005-AR16 1A1 12/35, 2.340%, 12/25/35	1,095,371	0.9
1,850,946		WaMu Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	1,739,027	1.5
1,627,234		WaMu Mortgage Pass Through Certificates, 2.237%, 09/25/36	1,475,068	1.3
939,793		WaMu Mortgage Pass-Through Certificates Series 2006-AR14 Trust, 1.959%, 11/25/36	836,861	0.7

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
1,336,498	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust, 2.014%, 12/25/36	$1,135,772	1.0
1,743,636	WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust, 4.484%, 08/25/36	1,591,821	1.4
934,663	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.194%, 12/25/36	844,235	0.7
880,345	WaMu Mortgage Pass-Through Certificates WMALT Series Trust 2007-5 A6, 6.000%, 06/25/37	773,440	0.7
1,386,342	WaMu Mortgage Pass-Through Certificates WMALT Series Trust 2007-OC1 A3, 0.404%, 01/25/47	976,465	0.8
1,021,159	WaMu Mortgage Pass-through Certificates, 2.277%, 02/25/37	885,024	0.8
1,041,672	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-7 Trust, 5.500%, 09/25/35	978,939	0.8
706,894	Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	645,902	0.6
850,733	Wells Fargo Mortgage Backed Securities 2006-AR7 Trust, 2.619%, 05/25/36	808,086	0.7
5,167,807	Other Securities	4,886,323	4.2
	Total Collateralized Mortgage Obligations (Cost $89,492,004)	89,938,495	77.8

See Accompanying Notes to Financial Statements

55

Voya Securitized Credit Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 20.6%
		Cayman Islands: 13.4%
500,000	#	Apidos CDO IV 2006-4A D, 1.756%, 10/27/18	$493,090	0.4
680,000	#	Fraser Sullivan CLO II Ltd. 2006-2A E, 3.770%, 12/20/20	666,570	0.6
750,000	#	GoldenTree Loan Opportunities IV Ltd., 4.506%, 08/18/22	744,576	0.7
500,000	#	Mountain Capital CLO V Ltd, 1.821%, 09/15/18	490,347	0.4
750,000	#	St James River CLO Ltd. 2007-1A D, 2.567%, 06/11/21	741,002	0.6
1,000,000	#	WhiteHorse IV Ltd. 2006-4A D, 3.907%, 01/17/20	977,300	0.9
500,000	#	Atrium V, 0.951%, 07/20/20	485,576	0.4
1,000,000	#	Atrium V, 3.961%, 07/20/20	990,300	0.9
500,000	#	Bluemountain CLO III Ltd. 2007-3A C, 0.961%, 03/17/21	486,217	0.4
500,000	#	Callidus Debt Partners CLO Fund VI Ltd., 3.257%, 10/23/21	495,131	0.4
500,000	#	Carlyle High Yield Partners IX Ltd., 1.868%, 08/01/21	483,221	0.4
240,743	#	CIFC Funding 2006-II Ltd., 4.262%, 03/01/21	237,093	0.2
250,000	#	ColumbusNova CLO IV Ltd 2007-2A C, 2.503%, 10/15/21	245,689	0.2
500,000	#	ColumbusNova CLO Ltd 2006-II, 1.756%, 04/04/18	490,855	0.4
500,000	#	Emporia Preferred Funding III Ltd. 2007-3A B, 0.707%, 04/23/21	490,192	0.4
1,000,000	#	Fraser Sullivan CLO II Ltd., 1.770%, 12/20/20	974,535	0.9
750,000	#	Gulf Stream - Sextant CLO 2007-1 Ltd., 2.670%, 06/17/21	731,982	0.6

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Cayman Islands (continued)
700,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 2.556%, 08/07/21	$700,012	0.6
250,000	#	Landmark IX CDO Ltd., 1.703%, 04/15/21	239,561	0.2
750,000	#	LCM V Ltd., 3.665%, 03/21/19	733,690	0.6
750,000	#	Madison Park Funding II Ltd. 2006-2A D, 5.017%, 03/25/20	740,912	0.6
213,621	#	Madison Park Funding IV Ltd., 3.865%, 03/22/21	205,991	0.2
500,000	#	Madison Park Funding Ltd., 2.067%, 03/25/20	493,386	0.4
500,000	#	Madison Park Funding Ltd., 3.506%, 07/26/21	500,016	0.5
1,000,000	#	Muir Grove CLO Ltd., 3.256%, 03/25/20	998,587	0.9
500,000	#	Northwoods Capital VII Ltd., 3.757%, 10/22/21	500,118	0.4
250,000	#	Sierra CLO II Ltd., 1.657%, 01/22/21	243,206	0.2
			15,579,155	13.4
		Ireland: 0.6%
750,000	#	BlackRock Senior Income Series V Ltd. 2007-5A D, 2.508%, 08/13/19	734,651	0.6
		United States: 6.6%
1,500,000	#	American Residential Properties 2014-SFR1 Trust, 2.527%, 09/17/31	1,518,152	1.3
1,375,249		FBR Securitization Trust, 0.851%, 10/25/35	1,148,110	1.0
1,225,000		First NLC Trust 2005-2, 0.694%, 09/25/35	914,732	0.8
1,000,000	#	Invitation Homes Trust 2014-SFR2 E, 3.328%, 06/17/32	1,000,000	0.9
1,033,048		JP Morgan Mortgage Acquisition Trust 2006-CH2, 0.311%, 10/25/36	963,584	0.8
1,000,000		Structured Asset Securities Corp. Mortgage Loan Trust 2006-BC5, 0.344%, 12/25/36	853,243	0.7

See Accompanying Notes to Financial Statements

56

Voya Securitized Credit Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	United States: (continued)
1,297,938	Other Securities	$1,205,357	1.1
		7,603,178	6.6
	Total Asset-Backed Securities (Cost $23,837,366)	23,916,984	20.6
	Total Long-Term Investments (Cost $113,329,370)	113,855,479	98.4

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.0%
	Mutual Funds: 4.0%
4,572,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $4,572,000)	4,572,000	4.0
	Total Short-Term Investments (Cost $4,572,000)	4,572,000	4.0
	Total Investments in Securities (Cost $117,901,370)	$118,427,479	102.4
	Liabilities in Excess of Other Assets	(2,830,496)	(2.4)
	Net Assets	$115,596,983	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

†	† Rate shown is the 7-day yield as of March 31, 2015.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consist of:

Gross Unrealized Appreciation	$939,849
Gross Unrealized Depreciation	(413,740)
Net Unrealized Appreciation	$526,109

Sector Diversification	Percentage of Net Assets
Collateralized Mortgage Obligations	77.8%
Other Asset-Backed Securities	19.8
Home Equity Asset-Backed Securities	0.8
Short-Term Investments	4.0
Liabilities in Excess of Other Assets	(2.4)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2015
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$89,938,495	$—	$89,938,495
Short-Term Investments	4,572,000	—	—	4,572,000
Asset-Backed Securities	—	23,916,984	—	23,916,984
Total Investments, at fair value	$4,572,000	$113,855,479	$—	$118,427,479
Other Financial Instruments+
Futures	441,542	—	—	441,542
Total Assets	$5,013,542	$113,855,479	$—	$118,869,021
Liabilities Table
Other Financial Instruments+
Futures	$(36,186)	$—	$—	$(36,186)
Total Liabilities	$(36,186)	$—	$—	$(36,186)

See Accompanying Notes to Financial Statements

57

Voya Securitized Credit Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2015, the following futures contracts were outstanding for Voya Securitized Credit Fund:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	81	06/30/15	$17,751,657	$46,533
U.S. Treasury 5-Year Note	201	06/30/15	24,162,399	196,134
U.S. Treasury Long Bond	14	06/19/15	2,294,250	94,461
U.S. Treasury Ultra Long Bond	31	06/19/15	5,266,125	104,414
			$49,474,431	$441,542
Short Contracts
U.S. Treasury 10-Year Note	(35)	06/19/15	(4,511,719)	(36,186)
			$(4,511,719)	$(36,186)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$441,542
Total Asset Derivatives		$441,542
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$36,186
Total Liability Derivatives		$36,186

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$1,406,314
Total	$1,406,314

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$405,356
Total	$405,356

See Accompanying Notes to Financial Statements

58

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2015 were as follows:

Fund Name	Type	Per Share Amount
Voya Emerging Markets Corporate Debt Fund
Class P	NII	$0.4962
Voya Emerging Markets Hard Currency Debt Fund
Class P	NII	$0.4961
Voya Emerging Markets Local Currency Debt Fund
Class P	NII	$0.0032
Class P	ROC	$0.3005
Voya Securitized Credit Fund
Class P	NII	$0.1856
Class P	STCG	$0.0170
Class P	LTCG	$0.0245

NII – Net investment income

STCG – Short-term capital gain

LTCG – Long-term capital gain

ROC – Return of capital

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

Voya Emerging Markets Corporate Debt Fund	99.97%
Voya Emerging Markets Hard Currency Debt Fund	99.96%
Voya Securitized Credit Fund	92.35%

The Funds designate the following percentage of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

Voya Securitized Credit Fund	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

59

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Trustee	July 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	158	DSM/Dentaquest, Boston, MA (February 2014 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson Trustee	January 2014 - Present May 2007 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	158	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	May 2007 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	158	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).
Albert E. DePrince, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013 - Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991 - July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	158	None.
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	October 2007 - Present	Retired.	158	First Marblehead Corporation (September 2003 - Present).
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	May 2013 - Present	Retired.	158	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2007 - Present	Retired.	158	Assured Guaranty Ltd. (April 2004 - Present).

60

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	158	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	May 2007 - Present	Consultant (May 2001 - Present).	158	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	May 2007 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	158	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	May 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	158	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); andVoya Investment Trust Co. (April 2009 - Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2015.

(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

61

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	March 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Executive Vice President	March 2007 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	March 2007 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012 - Present	Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2007 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	March 2007 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	July 2012 - Present	Senior Vice President - Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	March 2007 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2007 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).

62

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2007 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Vice President, Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 - Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	March 2007 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2007 - Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	March 2007 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	March 2007 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

63

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH CHANGE OF CONTROL EVENT

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, when Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, Voya Emerging Markets Local Currency Debt Fund, and Voya Securitized Credit Fund (collectively, the “Funds”), each a series of Voya Separate Portfolios Trust (the “Trust”), enters into a new investment advisory contract with Voya Investments, LLC (the “Adviser”), and the Adviser enters into a new sub-advisory contract between the Adviser and Voya Investment Management Co. LLC (the “Sub-Adviser”), the Board of Trustees (the “Board”) of the Trust, including a majority of the Board members who have no direct or indirect interest in the Funds’ investment advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Funds in connection with a Change of Control Event, as such term is defined below.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”), the former parent company of the Adviser and the Sub-Adviser, is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (the “Separation Plan”). Voya Financial, Inc. previously was a wholly-owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and the Sub-Adviser.

The Funds are subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.”

ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Funds to benefit from the continuation of services by the Adviser, the Sub-Adviser, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. The Funds’ shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Funds’ existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements (the “New Agreements”) for the Funds to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Funds in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers, including the Sub-Adviser.

The decision by the Board, including a majority of the Independent Trustees, to approve the New Agreements was based on a determination by the Board that it would be

64

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

in the best interests of the shareholders of the Funds for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Funds, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Adviser under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and the Sub-Adviser’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, the Sub-Adviser, and their affiliates with respect to their services to the Funds.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth in the Funds’ Semi-Annual Report, dated September 30, 2014, under the section titled “Board Consideration and Approval of Investment Advisory and Sub-Advisory Contracts.”

In connection with its approval of the New Agreements, on November 18, 2014, the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s assessment of the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the funds in the Voya funds complex, including the Funds. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Funds to continue receiving investment management services from the Adviser and Sub-Adviser following the November 18, 2014 Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Funds than the terms of the corresponding Prior Agreements.

65

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided thereby under the Prior Agreements; and (b) the November 18, 2014, Change of Control Event is not expected to result in any changes to: (i) the management of the Funds, including the continuity of the Funds’ portfolio managers and other personnel responsible for the management operations of the Funds; or (ii) the investment objective of or the principal investment strategies used to manage the Funds.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014 approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Trustees, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

APPROVAL OF AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

At a meeting held on March 12, 2015, the Board approved amending and restating the Funds’ Management Agreement so that, effective May 1, 2015, the terms of each Fund’s Management Agreement and its Administrative Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under each Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for each Fund and, under each Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to each Fund.

In connection with its review, the Board determined that it did not need to consider certain factors it typically considers during its review of the Funds’ advisory agreement because it had reviewed, among other matters, the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided on September 12, 2014, when it renewed the agreement. In analyzing whether to approve the Amended and Restated Investment Management Agreement, the Board did consider, among other things: (1) a memorandum and related materials outlining the terms of these agreements and Management’s rationale for proposing the amendments that combine the terms of each Funds’ investment management and administrative services arrangements under a single agreement; (2) Management’s representations that, under the Amended and Restated Investment Management Agreement, there would be no change in the fees payable for the combination of advisory and administrative services provided to the Funds; (3) Management’s confirmation that the implementation of the Amended and Restated Investment Management Agreement would result in no change in the scope of services that the Adviser provides to the Funds and that the personnel who have provided administrative and advisory services to the Funds previously would continue to do so after the Amended and Restated Investment Management Agreement become effective; and (4) representations from Management that the combination of the agreements better aligns the Funds’ contracts with the manner in which Voya provides such services to the Funds. In approving the amendments to the Funds’ Management Agreement, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	AR-PVF (0315-052115)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $88,220 for year ended March 31, 2015 and $74,240 for the year ended March 31, 2014.

(b)	Audit-Related Fees: The aggregate fees billed in the last fiscal year for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $12,625 for the year ended March 31, 2015 and $9,600 for the year ended March 31, 2014.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $38,147 in the year ended March 31, 2015 and $42,404 for the year ended March 31, 2014. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: None

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 20, 2014

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:         January 1, 2015 to December 31, 2015

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in (4)(b)-(4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended March 31, 2015 and March 31, 2014; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2015	2014
Voya Separate Portfolios (SPorts) Trust	$50,772	$52,004
Voya Investments, LLC(1)	$224,075	$103,625

(1)	Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: the Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2.01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Separate Portfolios Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Investment Grade Credit Fund, Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, Voya Emerging Markets Local Currency Debt Fund, and Voya Securitized Credit Fund, each a series of Voya Separate Portfolios Trust, as of March 31, 2015, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended (collectively, the "financial statements"), and the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of March 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Separate Portfolios Trust as of March 31, 2015, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 22, 2015

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 91.2%
		Basic Materials: 2.5%
1,000,000	#	Anglo American Capital PLC, 4.125%, 04/15/21	$1,030,922	0.8
600,000	#	Georgia-Pacific LLC, 3.163%, 11/15/21	615,937	0.5
350,000	#	Glencore Funding LLC, 2.500%, 01/15/19	350,483	0.3
236,000		Mosaic Co/The, 4.250%, 11/15/23	252,142	0.2
325,000		Teck Resources Ltd, 2.500%, 02/01/18	323,992	0.2
650,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	703,290	0.5
			3,276,766	2.5

		Communications: 11.7%
325,000		21st Century Fox America, Inc., 4.000%, 10/01/23	348,831	0.3
900,000		AT&T, Inc., 4.800%, 06/15/44	926,844	0.7
250,000		AT&T, Inc., 5.350%, 09/01/40	273,836	0.2
1,263,000		CBS Corp., 3.500%, 01/15/25	1,277,891	1.0
400,000		CBS Corp., 3.700%, 08/15/24	412,682	0.3
190,000		CBS Corp., 5.900%, 10/15/40	226,790	0.2
325,000		CC Holdings GS V LLC / Crown Castle GS III Corp., 3.849%, 04/15/23	329,592	0.3
1,136,000	#	Cox Communications, Inc., 4.800%, 02/01/35	1,198,712	0.9
1,000,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.950%, 01/15/25	1,032,363	0.8
406,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	426,545	0.3
320,000		Discovery Communications LLC, 3.450%, 03/15/25	320,411	0.3
500,000		Discovery Communications LLC, 4.875%, 04/01/43	524,543	0.4
246,000		Motorola Solutions, Inc., 4.000%, 09/01/24	254,694	0.2
284,000		News America, Inc., 6.150%, 02/15/41	368,543	0.3
900,000	#	Telecom Italia SpA, 5.303%, 05/30/24	946,125	0.7
628,000		Telefonica Emisiones SAU, 3.192%, 04/27/18	655,343	0.5
400,000		Time Warner Cable, Inc., 5.000%, 02/01/20	446,866	0.4
450,000		Time Warner Cable, Inc., 5.875%, 11/15/40	540,182	0.4
330,000		Time Warner, Inc., 4.050%, 12/15/23	353,865	0.3
500,000		Time Warner, Inc., 4.900%, 06/15/42	555,294	0.4
1,040,000		Verizon Communications, Inc., 3.500%, 11/01/24	1,066,458	0.8
491,000	#	Verizon Communications, Inc., 4.522%, 09/15/48	489,252	0.4
423,000		Verizon Communications, Inc., 4.862%, 08/21/46	443,994	0.3
233,000		Verizon Communications, Inc., 5.012%, 08/21/54	242,849	0.2
767,000		Verizon Communications, Inc., 5.150%, 09/15/23	879,965	0.7
420,000		Verizon Communications, Inc., 6.550%, 09/15/43	546,162	0.4
			15,088,632	11.7

		Consumer, Cyclical: 5.0%
528,000		Bed Bath & Beyond, Inc., 4.915%, 08/01/34	567,262	0.4
1,300,000		BorgWarner, Inc., 4.375%, 03/15/45	1,355,621	1.0
246,000		CVS Caremark Corp., 3.375%, 08/12/24	255,602	0.2
633,000		Ford Motor Co., 3.000%, 06/12/17	652,594	0.5
851,000		Ford Motor Credit Co. LLC, 2.597%, 11/04/19	863,147	0.7
1,050,000		General Motors Co., 5.000%, 04/01/35	1,124,096	0.9
300,000		Kohl's Corp., 4.750%, 12/15/23	330,097	0.3
828,000		Walgreens Boots Alliance, Inc., 4.500%, 11/18/34	878,058	0.7
394,000		Yum! Brands, Inc., 5.350%, 11/01/43	438,128	0.3
			6,464,605	5.0

		Consumer, Non-cyclical: 15.6%
451,000		Actavis Funding SCS, 3.850%, 06/15/24	466,735	0.4
1,311,000		Actavis Funding SCS, 4.750%, 03/15/45	1,396,956	1.1
700,000		Altria Group, Inc., 5.375%, 01/31/44	821,967	0.6
309,000		AmerisourceBergen Corp., 3.400%, 05/15/24	317,723	0.2
790,000		AmerisourceBergen Corp., 4.250%, 03/01/45	833,427	0.6
362,000		Amgen, Inc., 3.625%, 05/22/24	381,420	0.3
1,000,000		Becton Dickinson and Co., 3.734%, 12/15/24	1,049,520	0.8
1,004,000		Campbell Soup Co., 3.300%, 03/19/25	1,026,296	0.8
500,000		Celgene Corp., 3.625%, 05/15/24	520,624	0.4

See Accompanying Notes to Financial Statements

2

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

580,000		Eli Lilly & Co., 2.750%, 06/01/25	583,063	0.5
513,000		Express Scripts Holding Co., 3.500%, 06/15/24	529,158	0.4
580,000		Gilead Sciences, Inc., 4.500%, 02/01/45	645,530	0.5
1,167,000	#	JM Smucker Co/The, 4.375%, 03/15/45	1,221,498	1.0
1,132,000		Laboratory Corp. of America Holdings, 3.600%, 02/01/25	1,138,906	0.9
380,000		Laboratory Corp. of America Holdings, 4.700%, 02/01/45	392,749	0.3
536,000		Mead Johnson Nutrition Co., 4.600%, 06/01/44	566,644	0.4
400,000		Medtronic, Inc., 3.625%, 03/15/24	425,174	0.3
1,418,000	#	Medtronic, Inc., 4.625%, 03/15/45	1,611,564	1.3
1,144,000		Merck & Co., Inc., 2.750%, 02/10/25	1,145,526	0.9
341,000		Molson Coors Brewing Co., 5.000%, 05/01/42	363,486	0.3
451,000		PepsiCo, Inc., 4.250%, 10/22/44	482,155	0.4
665,000		Perrigo Finance plc, 4.900%, 12/15/44	715,567	0.6
600,000		Philip Morris International, Inc., 3.250%, 11/10/24	616,747	0.5
208,000		Reynolds American, Inc., 6.150%, 09/15/43	257,984	0.2
371,000		St Jude Medical, Inc., 3.250%, 04/15/23	380,138	0.3
600,000		Synchrony Financial, 3.000%, 08/15/19	613,392	0.5
650,000		Synchrony Financial, 4.250%, 08/15/24	680,285	0.5
267,000		Sysco Corp., 3.500%, 10/02/24	277,397	0.2
502,000		Tyson Foods, Inc., 4.875%, 08/15/34	567,792	0.4
			20,029,423	15.6

		Diversified: 0.8%
1,000,000		Brixmor Operating Partnership L.P., 3.850%, 02/01/25	1,002,853	0.8

		Energy: 12.9%
250,000		Apache Corp., 3.625%, 02/01/21	262,912	0.2
960,000		BP Capital Markets PLC, 2.315%, 02/13/20	968,722	0.7
840,000		BP Capital Markets PLC, 3.506%, 03/17/25	858,556	0.7
575,000		Diamond Offshore Drilling, Inc., 4.875%, 11/01/43	484,491	0.4
520,000		El Paso Pipeline Partners Operating Co. LLC, 4.300%, 05/01/24	530,371	0.4
759,000	#	Enable Midstream Partners L.P., 5.000%, 05/15/44	695,184	0.5
650,000		Enbridge, Inc., 4.000%, 10/01/23	662,171	0.5
500,000	Energy Transfer Partners L.P., 3.600%, 02/01/23	496,136	0.4
602,000	Ensco PLC, 5.750%, 10/01/44	590,877	0.4
860,000	Enterprise Products Operating LLC, 4.950%, 10/15/54	922,097	0.7
1,351,000	Kinder Morgan, Inc./DE, 5.550%, 06/01/45	1,429,901	1.1
864,000	Magellan Midstream Partners L.P., 3.200%, 03/15/25	862,209	0.7
779,000	Marathon Petroleum Corp., 3.625%, 09/15/24	789,411	0.6
1,490,000	MPLX L.P., 4.000%, 02/15/25	1,504,901	1.2
250,000	Noble Holding International Ltd., 3.050%, 03/01/16	251,473	0.2
315,000	ONEOK Partners L.P., 6.200%, 09/15/43	329,161	0.2
570,000	Phillips 66, 4.650%, 11/15/34	605,955	0.5
1,410,000	Phillips 66 Partners L.P., 3.605%, 02/15/25	1,415,223	1.1
580,000	Rowan Cos, Inc., 5.850%, 01/15/44	501,457	0.4
1,170,000	Statoil ASA, 2.450%, 01/17/23	1,153,280	0.9
250,000	Sunoco Logistics Partners Operations L.P., 3.450%, 01/15/23	246,396	0.2
467,000	Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	480,439	0.4
500,000	Transocean, Inc., 3.800%, 10/15/22	366,875	0.3
243,000	Transocean, Inc., 4.950%, 11/15/15	248,164	0.2
		16,656,362	12.9

	Financial: 31.3%
300,000	American International Group, Inc., 3.375%, 08/15/20	316,934	0.2
700,000	American International Group, Inc., 3.875%, 01/15/35	705,994	0.5
700,000	American International Group, Inc., 4.500%, 07/16/44	754,622	0.6
1,100,000	Air Lease Corp., 2.125%, 01/15/18	1,097,250	0.9
300,000	American Tower Corp., 4.700%, 03/15/22	322,216	0.3
300,000	American Tower Corp., 5.000%, 02/15/24	328,640	0.3
767,000	Bank of America Corp., 4.000%, 01/22/25	778,520	0.6
520,000	Bank of America Corp., 4.250%, 10/22/26	537,552	0.4
413,000	Bank of America Corp., 4.000%, 04/01/24	439,980	0.3
1,328,000	Bank of America Corp., 6.100%, 12/29/49	1,350,410	1.1
650,000	Bank of America Corp., 6.500%, 10/29/49	689,000	0.5

See Accompanying Notes to Financial Statements

3

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

569,000	#	Barclays Bank PLC, 6.050%, 12/04/17	626,970	0.5
600,000	#	BPCE SA, 4.500%, 03/15/25	611,840	0.5
685,000		Citigroup, Inc., 4.000%, 08/05/24	704,103	0.5
550,000		Citigroup, Inc., 5.300%, 05/06/44	620,700	0.5
550,000		Citigroup, Inc., 6.300%, 12/29/49	563,062	0.4
1,007,000		Columbia Property Trust Operating Partnership L.P., 4.150%, 04/01/25	1,037,169	0.8
512,000		Comerica, Inc., 3.800%, 07/22/26	522,167	0.4
1,264,000	#	Credit Agricole SA, 4.375%, 03/17/25	1,280,624	1.0
500,000	#	Credit Suisse AG, 6.500%, 08/08/23	572,143	0.4
1,279,000	#	Credit Suisse Group Funding Guernsey Ltd., 3.750%, 03/26/25	1,295,564	1.0
1,082,000		DDR Corp., 3.625%, 02/01/25	1,082,017	0.8
300,000		General Electric Capital Corp., 4.375%, 09/16/20	333,439	0.3
300,000		General Electric Capital Corp., 7.125%, 12/15/49	353,250	0.3
1,000,000		Goldman Sachs Group, Inc., 4.000%, 03/03/24	1,058,043	0.8
500,000		Goldman Sachs Group, Inc., 5.700%, 12/29/49	516,094	0.4
600,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	789,435	0.6
609,000		Goldman Sachs Group, Inc./The, 3.500%, 01/23/25	622,199	0.5
400,000	#	HBOS PLC, 6.750%, 05/21/18	448,466	0.4
1,276,000		HSBC Holdings PLC, 6.375%, 03/29/49	1,307,900	1.0
845,000	#	Intesa Sanpaolo SpA, 5.017%, 06/26/24	866,439	0.7
530,000		Intesa Sanpaolo SpA, 5.250%, 01/12/24	597,586	0.5
566,000		JPMorgan Chase & Co., 4.125%, 12/15/26	588,133	0.5
500,000		JPMorgan Chase & Co., 6.125%, 12/29/49	512,450	0.4
500,000		Kilroy Realty L.P., 4.250%, 08/15/29	522,486	0.4
500,000		Kilroy Realty L.P., 4.800%, 07/15/18	538,426	0.4
366,000		Kimco Realty Corp., 3.200%, 05/01/21	375,782	0.3
800,000		Lloyds Banking Group PLC, 4.500%, 11/04/24	832,565	0.6
500,000		Lloyds Banking Group PLC, 7.500%, 04/30/49	532,500	0.4
927,000		MetLife, Inc., 4.721%, 12/15/44	1,054,684	0.8
950,000		Morgan Stanley, 3.700%, 10/23/24	992,445	0.8
624,000		Morgan Stanley, 4.300%, 01/27/45	649,434	0.5
607,000		Morgan Stanley, 4.350%, 09/08/26	637,157	0.5
500,000		Morgan Stanley, 5.450%, 12/29/49	504,375	0.4
1,140,000		Morgan Stanley, 5.550%, 12/29/49	1,154,250	0.9
1,000,000		Popular, Inc., 7.000%, 07/01/19	996,250	0.8
901,000		Retail Opportunity Investments Partnership L.P., 4.000%, 12/15/24	923,498	0.7
500,000		Royal Bank of Scotland Group PLC, 5.125%, 05/28/24	525,514	0.4
500,000		Royal Bank of Scotland Group PLC, 6.000%, 12/19/23	556,744	0.4
500,000		Senior Housing Properties Trust, 3.250%, 05/01/19	508,272	0.4
1,266,000	#	Washington Prime Group L.P., 3.850%, 04/01/20	1,278,578	1.0
506,000		Wells Fargo & Co., 4.100%, 06/03/26	533,864	0.4
873,000		Wells Fargo & Co., 4.650%, 11/04/44	934,887	0.7
175,000		Wells Fargo & Co., 5.375%, 11/02/43	206,977	0.2
500,000		Wells Fargo & Co., 5.900%, 12/29/49	521,875	0.4
1,280,000		XLIT Ltd., 4.450%, 03/31/25	1,290,865	1.0
			40,302,339	31.3

		Industrial: 3.4%
285,000		Boeing Co., 2.850%, 10/30/24	292,907	0.2
1,270,000		Burlington Northern Santa Fe LLC, 3.000%, 04/01/25	1,283,472	1.0
513,000		Burlington Northern Santa Fe LLC, 4.550%, 09/01/44	564,561	0.4
373,000		Ingersoll-Rand Luxembourg Finance SA, 3.550%, 11/01/24	380,005	0.3
1,265,000		Rockwell Automation, Inc., 2.875%, 03/01/25	1,276,791	1.0
547,000		Tyco Electronics Group SA, 3.450%, 08/01/24	567,111	0.5
			4,364,847	3.4

		Technology: 1.4%
530,000		Apple, Inc., 2.500%, 02/09/25	519,792	0.4
364,000		Fidelity National Information Services, Inc., 3.875%, 06/05/24	375,099	0.3
320,000		Hewlett-Packard Co., 2.600%, 09/15/17	328,236	0.3
510,000		Microsoft Corp., 3.500%, 02/12/35	509,794	0.4
			1,732,921	1.4

		Utilities: 6.6%
455,000		Appalachian Power Co., 4.400%, 05/15/44	495,819	0.4
344,000		CMS Energy Corp., 4.700%, 03/31/43	390,452	0.3
50,000		Consolidated Edison Co. of New York, Inc., 5.500%, 09/15/16	53,337	0.0

See Accompanying Notes to Financial Statements

4

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

419,000	Duke Energy Corp., 5.050%, 09/15/19	473,255	0.4
1,117,000	# EDP Finance BV, 4.125%, 01/15/20	1,157,910	0.9
637,000	Exelon Generation Co. LLC, 2.950%, 01/15/20	648,465	0.5
324,000	FirstEnergy Corp., 2.750%, 03/15/18	331,989	0.3
250,000	# Jersey Central Power & Light Co., 4.700%, 04/01/24	273,277	0.2
900,000	# Oncor Electric Delivery Co. LLC, 2.950%, 04/01/25	910,565	0.7
994,000	Potomac Electric Power Co., 4.150%, 03/15/43	1,076,448	0.8
334,000	PPL Capital Funding, Inc., 3.400%, 06/01/23	346,921	0.3
421,000	PPL Capital Funding, Inc., 4.200%, 06/15/22	459,303	0.3
505,000	Progress Energy, Inc., 3.150%, 04/01/22	521,357	0.4
438,000	Public Service Electric & Gas Co., 3.750%, 03/15/24	479,995	0.4
102,000	Public Service Co. of Oklahoma, 6.150%, 08/01/16	108,571	0.1
315,000	Southern Co, 2.450%, 09/01/18	324,898	0.2
468,000	Union Electric Co., 3.500%, 04/15/24	502,887	0.4
		8,555,449	6.6

	Total Corporate Bonds/Notes
	(Cost $112,640,369)	117,474,197	91.2

U.S. TREASURY OBLIGATIONS: 6.1%
	U.S. Treasury Bonds: 6.1%
3,475,000	2.000%, due 02/15/25	3,497,261	2.7
3,916,000	3.000%, due 11/15/44	4,291,998	3.4

	Total U.S. Treasury Obligations
	(Cost $7,713,951)	7,789,259	6.1

	Total Investments in Securities (Cost $120,354,320)	$125,263,456	97.3
	Assets in Excess of Other Liabilities	3,502,281	2.7
	Net Assets	$128,765,737	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Cost for federal income tax purposes is $120,412,580.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,279,447
Gross Unrealized Depreciation	(428,571)

Net Unrealized Appreciation	$4,850,876

See Accompanying Notes to Financial Statements

5

Voya Emerging Markets Corporate Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 94.0%
		Argentina: 0.6%
500,000	#	YPF SA, 8.750%, 04/04/24	$515,000	0.6

		Austria: 0.6%
500,000		ESAL GmbH, 6.250%, 02/05/23	488,750	0.6

		Brazil: 5.8%
250,000	#	Banco Bradesco SA/Cayman Islands, 5.750%, 03/01/22	258,775	0.3
850,000		Fibria Overseas Finance Ltd., 5.250%, 05/12/24	845,750	1.0
300,000	#	Itau Unibanco Holding SA/Cayman Island, 5.125%, 05/13/23	293,160	0.3
550,000	#	Marfrig Overseas Ltd., 9.500%, 05/04/20	525,250	0.6
1,250,000		Petrobras Global Finance BV, 6.250%, 03/17/24	1,181,625	1.3
850,000		Suzano Trading Ltd., 5.875%, 01/23/21	867,000	1.0
750,000	#	Tupy Overseas SA, 6.625%, 07/17/24	723,750	0.8
325,000		Vale Overseas Ltd, 4.375%, 01/11/22	314,038	0.4
150,000		Vale SA, 5.625%, 09/11/42	130,789	0.1
			5,140,137	5.8

		Chile: 7.4%
1,500,000		Celulosa Arauco y Constitucion SA, 4.750%, 01/11/22	1,582,105	1.8
500,000	#	Cencosud SA, 5.150%, 02/12/25	494,863	0.6
400,000		Cencosud SA, 5.500%, 01/20/21	419,083	0.5
400,000		Colbun SA, 6.000%, 01/21/20	445,829	0.5
1,000,000	#	Corpbanca SA, 3.875%, 09/22/19	1,003,170	1.1
1,000,000	#	Empresa Electrica Angamos SA, 4.875%, 05/25/29	992,750	1.1
600,000	#	Inversiones CMPC SA, 4.500%, 04/25/22	620,496	0.7
450,000		Telefonica Chile SA, 3.875%, 10/12/22	454,151	0.5
500,000	#	Telefonica Chile SA, 3.875%, 10/12/22	504,613	0.6
			6,517,060	7.4

		China: 2.4%
300,000		China Overseas Finance Cayman II Ltd., 5.500%, 11/10/20	328,293	0.4

250,000	#	China Resources Gas Group Ltd., 4.500%, 04/05/22	266,622	0.3
700,000		CNOOC Finance 2013 Ltd., 3.000%, 05/09/23	684,975	0.8
250,000	#	CNPC General Capital Ltd., 3.400%, 04/16/23	252,015	0.3
200,000		CNPC HK Overseas Capital Ltd., 4.500%, 04/28/21	217,689	0.2
400,000		COSL Finance BVI Ltd., 3.250%, 09/06/22	392,649	0.4
			2,142,243	2.4

		Colombia: 5.0%
500,000		Banco Davivienda SA, 5.875%, 07/09/22	515,000	0.6
750,000		Bancolombia SA, 5.950%, 06/03/21	832,275	0.9
750,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	765,712	0.9
650,000		Ecopetrol SA, 5.875%, 05/28/45	612,625	0.7
531,000		Ecopetrol SA, 7.625%, 07/23/19	626,049	0.7
963,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	1,035,225	1.2
			4,386,886	5.0

		Czech Republic: 0.5%
400,000		CEZ A/S, 4.250%, 04/03/22	435,073	0.5

		Ghana: 1.4%
1,000,000	#	Kosmos Energy Ltd, 7.875%, 08/01/21	932,500	1.0
400,000		Tullow Oil PLC, 6.250%, 04/15/22	348,000	0.4
			1,280,500	1.4

		Guatemala: 0.5%
500,000	#	Industrial Senior Trust, 5.500%, 11/01/22	486,150	0.5

		Hong Kong: 7.5%
300,000		Bank of China Hong Kong Ltd., 5.550%, 02/11/20	334,378	0.4
850,000		Bestgain Real Estate, 2.625%, 03/13/18	839,206	1.0
500,000		China CITIC Bank International Ltd., 6.000%, 05/07/24	539,085	0.6
250,000		Hutchison Whampoa International 11 Ltd., 4.625%, 01/13/22	276,013	0.3
900,000		Hutchison Whampoa International 12 Ltd., 6.000%, 04/29/49	958,923	1.1
650,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	692,555	0.8
750,000		Li & Fung Ltd, 5.250%, 05/13/20	833,326	0.9

See Accompanying Notes to Financial Statements

1

Voya Emerging Markets Corporate Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

1,350,000		Noble Group Ltd., 6.750%, 01/29/20	1,414,125	1.6
350,000		Swire Pacific MTN Financing Ltd., 4.500%, 10/09/23	384,279	0.4
300,000		Swire Pacific MTN Financing Ltd., 4.500%, 02/28/22	327,494	0.4
			6,599,384	7.5

		Hungary: 0.7%
600,000		MOL Group Finance SA, 6.250%, 09/26/19	656,700	0.7

		India: 6.6%
1,000,000	#	Bharti Airtel International Netherlands BV, 5.350%, 05/20/24	1,106,250	1.3
500,000		ICICI Bank Ltd., 6.375%, 04/30/22	522,500	0.6
450,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	478,292	0.5
900,000		ICICI Bank Ltd/Dubai, 4.800%, 05/22/19	967,144	1.1
500,000	#	Reliance Holdings USA, Inc., 4.500%, 10/19/20	534,292	0.6
800,000		Reliance Holdings USA, Inc., 5.400%, 02/14/22	880,368	1.0
408,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	412,039	0.5
250,000	#	Vedanta Resources PLC, 6.000%, 01/31/19	223,998	0.2
600,000		Vedanta Resources PLC, 7.125%, 05/31/23	498,000	0.6
200,000		Vedanta Resources PLC, 8.250%, 06/07/21	182,375	0.2
			5,805,258	6.6

		Indonesia: 2.1%
400,000		Gajah Tunggal Tbk PT, 7.750%, 02/06/18	386,000	0.4
500,000	#	Gajah Tunggal Tbk PT, 7.750%, 02/06/18	482,500	0.5
550,000		Indosat Palapa Co. BV, 7.375%, 07/29/20	576,813	0.7
400,000		Listrindo Capital BV, 6.950%, 02/21/19	424,000	0.5
			1,869,313	2.1

		Israel: 3.0%
1,100,000	#	Israel Electric Corp. Ltd., 6.875%, 06/21/23	1,278,658	1.4
725,000		Israel Electric Corp. Ltd., 7.250%, 01/15/19	817,437	0.9
500,000		Israel Electric Corp. Ltd, 6.875%, 06/21/23	581,208	0.7
			2,677,303	3.0

		Jamaica: 2.1%
350,000	#	Digicel Group Ltd., 6.000%, 04/15/21	333,375	0.4
1,100,000		Digicel Group Ltd., 8.250%, 09/30/20	1,107,150	1.2
400,000	#	Digicel Group Ltd., 8.250%, 09/30/20	402,600	0.5
			1,843,125	2.1

		Kuwait: 0.7%
500,000		Burgan Finance No. 1 Jersey Ltd, 7.875%, 09/29/20	583,160	0.7

		Mexico: 11.4%
500,000	#	Alfa SAB de CV, 5.250%, 03/25/24	533,500	0.6
300,000		America Movil SAB de CV, 5.000%, 03/30/20	341,466	0.4
500,000		America Movil SAB de CV, 6.125%, 03/30/40	624,905	0.7
750,000		Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 4.125%, 11/09/22	765,938	0.9
200,000	#	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.950%, 01/30/24	211,940	0.2
775,000	#	BBVA Bancomer SA/Texas, 6.750%, 09/30/22	878,230	1.0
700,000	#	Cemex SAB de CV, 5.700%, 01/11/25	692,300	0.8
500,000	#	Cemex SAB de CV, 6.125%, 05/05/25	506,100	0.6
500,000		Cemex SAB de CV, 7.250%, 01/15/21	535,000	0.6
600,000	#	Grupo Bimbo SAB de CV, 3.875%, 06/27/24	620,184	0.7
600,000		Grupo Bimbo SAB de CV, 4.500%, 01/25/22	648,420	0.7
500,000		Grupo Elektra SA de CV, 7.250%, 08/06/18	521,250	0.6
400,000		Grupo Televisa SAB, 6.625%, 01/15/40	497,327	0.6
300,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	316,350	0.4
400,000	#	Mexichem SAB de CV, 5.875%, 09/17/44	396,000	0.4
250,000		Mexichem SAB de CV, 6.750%, 09/19/42	271,250	0.3
450,000		Sigma Alimentos SA de CV, 6.875%, 12/16/19	521,100	0.6
300,000		Tenedora Nemak SA de CV, 5.500%, 02/28/23	310,500	0.4
800,000	#	Tenedora Nemak SA de CV, 5.500%, 02/28/23	828,000	0.9
			10,019,760	11.4

		Morocco: 1.6%
750,000		OCP SA, 5.625%, 04/25/24	818,438	0.9
500,000	#	OCP SA, 6.875%, 04/25/44	560,625	0.7
			1,379,063	1.6

		Paraguay: 1.6%
500,000	#	Banco Regional SAECA, 8.125%, 01/24/19	531,900	0.6
900,000	#	Telefonica Celular del Paraguay SA, 6.750%, 12/13/22	924,750	1.0
			1,456,650	1.6

See Accompanying Notes to Financial Statements

2

Voya Emerging Markets Corporate Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

		Peru: 5.4%
250,000		Banco de Credito del Peru/Panama, 5.375%, 09/16/20	275,000	0.3
600,000	#	Banco de Credito del Peru/Panama, 6.125%, 04/24/27	655,440	0.7
300,000	#	Banco Internacional del Peru SAA, 5.750%, 10/07/20	331,500	0.4
350,000	#	Banco Internacional del Peru SAA, 6.625%, 03/19/29	379,750	0.4
1,300,000	#	Cementos Pacasmayo SAA, 4.500%, 02/08/23	1,254,500	1.4
350,000		Southern Copper Corp., 5.250%, 11/08/42	314,160	0.4
1,475,000		Southern Copper Corp., 6.750%, 04/16/40	1,587,247	1.8
			4,797,597	5.4

		Poland: 0.6%
500,000	#	PKO Finance AB, 4.630%, 09/26/22	530,625	0.6

		Qatar: 1.2%
517,000		Qtel International Finance Ltd., 4.750%, 02/16/21	570,489	0.7
400,000		Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.750%, 09/30/19	478,596	0.5
			1,049,085	1.2

		Russia: 6.5%
350,000		ALROSA Finance SA, 7.750%, 11/03/20	351,778	0.4
400,000		EDC Finance Ltd, 4.875%, 04/17/20	334,830	0.4
725,000	#	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	697,900	0.8
100,000	#	Gazprom OAO Via Gaz Capital SA, 9.250%, 04/23/19	107,910	0.1
750,000		Gazprom Neft OAO Via GPN Capital SA, 4.375%, 09/19/22	607,500	0.7
900,000		Gazprom OAO Via Gaz Capital SA, 6.510%, 03/07/22	876,258	1.0
500,000		Lukoil International Finance BV, 6.125%, 11/09/20	483,750	0.5
660,000		Metalloinvest Finance Ltd., 5.625%, 04/17/20	595,320	0.7
1,000,000	#	MMC Finance Ltd., 5.550%, 10/28/20	962,630	1.1
425,000		Mobile Telesystems OJSC via MTS International Funding Ltd., 5.000%, 05/30/23	360,400	0.4
300,000		MTS International Funding Ltd., 8.625%, 06/22/20	315,774	0.4
			5,694,050	6.5

		Singapore: 2.3%
1,000,000	#	Oversea-Chinese Banking Corp. Ltd., 4.000%, 10/15/24	1,043,650	1.2
950,000		Stats Chippac Ltd., 4.500%, 03/20/18	947,625	1.1
			1,991,275	2.3

		South Africa: 2.7%
300,000		AngloGold Ashanti Holdings PLC, 8.500%, 07/30/20	323,550	0.4
300,000		Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/20	267,562	0.3
1,200,000	#	Myriad International Holdings BV, 6.000%, 07/18/20	1,335,000	1.5
500,000		Sasol Financing International PLC, 4.500%, 11/14/22	498,750	0.5
			2,424,862	2.7

		South Korea: 2.1%
650,000		POSCO, 5.250%, 04/14/21	741,873	0.9
1,000,000	#	Woori Bank Co. Ltd., 4.750%, 04/30/24	1,070,868	1.2
			1,812,741	2.1

		Sweden: 0.6%
500,000		Millicom International Cellular SA, 6.625%, 10/15/21	530,625	0.6

		Thailand: 1.6%
900,000	#	PTT Exploration & Production PCL, 4.875%, 12/29/49	904,500	1.0
250,000		PTTEP Canada International Finance Ltd., 5.692%, 04/05/21	282,940	0.3
200,000		PTTEP Canada International Finance Ltd., 6.350%, 06/12/42	240,624	0.3
			1,428,064	1.6

		Turkey: 4.9%
650,000	#	Akbank TAS, 3.875%, 10/24/17	656,825	0.7
200,000	#	Akbank TAS, 4.000%, 01/24/20	195,600	0.2
300,000	#	Anadolu Efes Biracilik Ve Malt Sanayii AS, 3.375%, 11/01/22	268,350	0.3
625,000	#	Coca-Cola Icecek AS, 4.750%, 10/01/18	659,831	0.8
500,000	#	Turk Telekomunikasyon AS, 4.875%, 06/19/24	498,750	0.6
1,000,000	#	Turkiye Is Bankasi, 5.000%, 04/30/20	1,006,250	1.1
1,000,000	#	Turkiye Garanti Bankasi AS, 4.750%, 10/17/19	1,012,020	1.2
			4,297,626	4.9

		United Arab Emirates: 4.6%
200,000		Abu Dhabi National Energy Co., 5.875%, 12/13/21	234,500	0.3

See Accompanying Notes to Financial Statements

3

Voya Emerging Markets Corporate Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

765,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	896,962	1.0
798,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	919,537	1.0
1,450,000		DP World Ltd., 6.850%, 07/02/37	1,643,343	1.9
287,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	336,508	0.4
			4,030,850	4.6

	Total Corporate Bonds/Notes (Cost $82,047,246)		82,868,915	94.0

FOREIGN GOVERNMENT BONDS: 2.6%
		Angola: 0.5%
400,000		Republic of Angola Via Northern Lights III BV, 7.000%, 08/16/19	403,332	0.5

		China: 0.6%
500,000	#	CNOOC Curtis Funding No 1 Pty Ltd, 4.500%, 10/03/23	543,955	0.6

		Kazakhstan: 0.7%
750,000	#	KazMunayGas National Co. JSC, 6.000%, 11/07/44	602,250	0.7

		Peru: 0.8%
700,000	#	Corp Financiera de Desarrollo SA, 5.250%, 07/15/29	729,645	0.8

	Total Foreign Government Bonds (Cost $2,369,608)		2,279,182	2.6

	Total Long-Term Investments (Cost $84,416,854)		85,148,097	96.6

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.2%
	Mutual Funds: 3.2%
2,778,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $2,778,000)	2,778,000	3.2

	Total Short-Term Investments (Cost $2,778,000)	2,778,000	3.2

	Total Investments in Securities (Cost $87,194,854)	$87,926,097	99.8
	Assets in Excess of Other Liabilities	199,224	0.2
	Net Assets	$88,125,321	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of March 31, 2015.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Cost for federal income tax purposes is $87,218,784.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,119,581
Gross Unrealized Depreciation	(1,412,268)

Net Unrealized Appreciation	$707,313

Sector Diversification	Percentage of Net Assets
Financial	20.9%
Energy	16.8
Basic Materials	16.3
Communications	13.0
Utilities	8.4
Consumer, Non-cyclical	7.3
Diversified	6.5
Industrial	3.4
Consumer, Cyclical	2.4
Technology	1.1
Foreign Government Bonds	0.5
Short-Term Investments	3.2
Assets in Excess of Other Liabilities	0.2
Net Assets	100.0%

See Accompanying Notes to Financial Statements

4

Voya Emerging Markets Hard Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 4.9%
		Argentina: 2.0%
2,500,000	#	YPF SA, 8.750%, 04/04/24	$2,575,000	2.0

		Chile: 1.1%
1,500,000	#	Empresa Electrica Angamos SA, 4.875%, 05/25/29	1,489,125	1.1

		Colombia: 0.8%
1,000,000		Ecopetrol SA, 5.875%, 09/18/23	1,076,000	0.8

		Panama: 1.0%
1,500,000	#	AES El Salvador Trust II, 6.750%, 03/28/23	1,342,500	1.0

		Total Corporate Bonds/Notes (Cost $6,546,326)	6,482,625	4.9

U.S. TREASURY OBLIGATIONS: 0.0%
		U.S. Treasury Notes: 0.0%
19,000		Other Securities	19,049	0.0

		Total U.S. Treasury Obligations (Cost $18,952)	19,049	0.0

FOREIGN GOVERNMENT BONDS: 89.0%
		Angola: 0.6%
750,000		Other Securities	756,248	0.6

See Accompanying Notes to Financial Statements

5

Voya Emerging Markets Hard Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

		Argentina: 3.2%
2,388,341	±	Argentina Government International Bond, 12/31/38	1,361,355	1.0
1,402,038	±	Argentina Government International Bond, 8.280%, 12/31/33	1,409,749	1.1
1,400,000		City of Buenos Aires Argentina, 9.950%, 03/01/17	1,466,500	1.1

			4,237,604	3.2

		Armenia: 0.5%
751,000	#	Republic of Armenia, 6.000%, 09/30/20	737,857	0.5

		Azerbaijan: 0.7%
1,000,000		Republic of Azerbaijan, 4.750%, 03/18/24	1,000,750	0.7

		Bolivia: 0.8%
1,000,000	#	Bolivian Government International Bond, 5.950%, 08/22/23	1,040,000	0.8

		Brazil: 3.5%
800,000	#	Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 09/26/23	826,160	0.6
3,750,000		Brazilian Government International Bond, 2.625%, 01/05/23	3,378,750	2.5
500,000		Brazilian Government International Bond, 5.000%, 01/27/45	465,000	0.4
			4,669,910	3.5

		Chile: 1.2%
1,700,000	#	Corp Nacional del Cobre de Chile, 4.250%, 07/17/42	1,636,095	1.2

		Colombia: 2.2%
1,500,000		Colombia Government International Bond, 8.125%, 05/21/24	1,998,750	1.5
900,000		Colombia Government International Bond, 2.625%-6.125%, 03/15/23-01/18/41	974,050	0.7
			2,972,800	2.2

		Costa Rica: 1.2%
1,100,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	1,056,000	0.8
600,000	#	Costa Rica Government International Bond, 5.625%, 04/30/43	527,250	0.4
			1,583,250	1.2

		Croatia: 2.0%
1,000,000		Croatia Government International Bond, 5.500%, 04/04/23	1,066,250	0.8

500,000	#	Croatia Government International Bond, 5.500%, 04/04/23	533,125	0.4
1,000,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	1,055,750	0.8
			2,655,125	2.0

		Dominican Republic: 1.6%
1,050,000		Dominican Republic International Bond, 5.875%, 04/18/24	1,105,125	0.8
1,000,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	1,090,000	0.8
			2,195,125	1.6

		Ecuador: 1.1%
1,500,000		Ecuador Government International Bond, 9.375%, 12/15/15	1,526,250	1.1

		Egypt: 0.9%
1,130,000		Egypt Government International Bond, 5.750%, 04/29/20	1,197,800	0.9

		El Salvador: 0.7%
1,000,000	#	El Salvador Government International Bond, 6.375%, 01/18/27	1,005,000	0.7

		Gabon: 0.5%
737,000	#	Gabonese Republic, 6.375%, 12/12/24	698,307	0.5

		Guatemala: 0.7%
750,000		Other Securities	990,000	0.7

		Hungary: 3.4%
1,250,000		Hungary Government International Bond, 5.375%, 02/21/23	1,403,125	1.0
1,250,000		Hungary Government International Bond, 6.250%-7.625%, 01/29/20-03/29/41	1,582,770	1.2
1,500,000	#	Magyar Export-Import Bank Zrt, 4.000%, 01/30/20	1,537,500	1.2
			4,523,395	3.4

		Indonesia: 6.3%
1,500,000	#	Indonesia Government International Bond, 4.125%, 01/15/25	1,546,875	1.2
750,000		Pertamina Persero PT, 4.300%, 05/20/23	755,625	0.6
1,500,000		Pertamina Persero PT, 5.625%, 05/20/43	1,464,375	1.1
2,000,000		Perusahaan Listrik Negara PT, 5.500%, 11/22/21	2,192,500	1.6
1,700,000		Indonesia Government International Bond, 8.500%, 10/12/35	2,467,125	1.8
			8,426,500	6.3

See Accompanying Notes to Financial Statements

6

Voya Emerging Markets Hard Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

		Ivory Coast: 1.8%
2,450,000		Ivory Coast Government International Bond, 5.750%, 12/31/32	2,352,196	1.8

		Kazakhstan: 4.5%
1,750,000	#	Development Bank of Kazakhstan JSC, 4.125%, 12/10/22	1,499,575	1.1
1,000,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	853,060	0.6
1,800,000		KazMunayGas National Co. JSC, 4.400%, 04/30/23	1,561,500	1.2
1,250,000	#	KazMunayGas National Co. JSC, 6.000%, 11/07/44	1,003,750	0.8
1,160,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	1,073,232	0.8
			5,991,117	4.5

		Kenya: 0.4%
500,000	#	Kenya Government International Bond, 6.875%, 06/24/24	524,625	0.4

		Latvia: 0.8%
1,000,000	#	Republic of Latvia, 2.750%, 01/12/20	1,021,410	0.8

		Lebanon: 1.9%
2,470,000		Lebanon Government International Bond, 6.100%, 10/04/22	2,507,050	1.9

		Lithuania: 1.2%
1,250,000		Lithuania Government International Bond, 6.625%-7.375%, 02/11/20-02/01/22	1,548,184	1.2

		Mexico: 5.4%
500,000	#	Comision Federal de Electricidad, 5.750%, 02/14/42	557,500	0.4
1,000,000		Mexico Government International Bond, 4.000%, 10/02/23	1,061,250	0.8
471,000		Petroleos Mexicanos, 4.875%, 01/18/24	499,731	0.4
3,250,000		Petroleos Mexicanos, 5.500%, 06/27/44	3,294,687	2.5
1,750,000	#	Petroleos Mexicanos, 4.500%, 01/23/26	1,787,625	1.3
			7,200,793	5.4

		Morocco: 0.6%
250,000	#	Morocco Government International Bond, 5.500%, 12/11/42	280,073	0.2
500,000		Other Securities	520,000	0.4
			800,073	0.6

		Namibia: 0.8%
1,000,000		Namibia International Bonds, 5.500%, 11/03/21	1,090,000	0.8

		Nigeria: 0.4%
500,000	#	Nigeria Government International Bond, 6.375%, 07/12/23	504,500	0.4

		Pakistan: 0.4%
500,000		Other Securities	516,350	0.4

		Panama: 3.5%
1,200,000		Panama Government International Bond, 5.200%, 01/30/20	1,341,000	1.0
1,250,000		Panama Government International Bond, 6.700%, 01/26/36	1,643,750	1.3
1,600,000		Panama Government International Bond, 4.000%-4.300%, 09/22/24-04/29/53	1,634,500	1.2
			4,619,250	3.5

		Paraguay: 0.9%
1,100,000		Republic of Paraguay, 4.625%, 01/25/23	1,144,000	0.9

		Peru: 4.1%
1,000,000		El Fondo MIVIVIENDA S.A., 3.500%, 01/31/23	977,500	0.7
3,500,000	#	El Fondo MIVIVIENDA S.A., 3.500%, 01/31/23	3,421,250	2.6
861,000		Peruvian Government International Bond, 5.625%, 11/18/50	1,054,725	0.8
			5,453,475	4.1

		Philippines: 5.5%
1,000,000		Philippine Government International Bond, 6.375%, 01/15/32	1,362,500	1.0
3,000,000		Philippine Government International Bond, 7.750%, 01/14/31	4,516,770	3.4
400,000		Philippine Government International Bond, 8.375%, 06/17/19	504,000	0.4
670,000		Republic of the Philippines, 6.375%, 10/23/34	942,188	0.7
			7,325,458	5.5

		Poland: 2.7%
3,500,000		Poland Government International Bond, 3.000%, 03/17/23	3,601,500	2.7

		Romania: 1.6%
1,310,000		Romanian Government International Bond, 6.750%, 02/07/22	1,590,013	1.2
500,000	#	Romanian Government International Bond, 4.375%, 08/22/23	537,500	0.4
			2,127,513	1.6

See Accompanying Notes to Financial Statements

7

Voya Emerging Markets Hard Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

		Russia: 5.0%
2,738,125		Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	3,148,570	2.4
3,600,000	#	Russian Foreign Bond - Eurobond, 4.875%, 09/16/23	3,481,920	2.6
			6,630,490	5.0

		South Africa: 2.8%
2,000,000	#	Eskom Holdings SOC Ltd, 7.125%, 02/11/25	2,019,000	1.5
1,750,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	1,711,885	1.3
			3,730,885	2.8

		Sri Lanka: 0.7%
870,000	#	Sri Lanka Government International Bond, 5.875%, 07/25/22	890,228	0.7

		Tanzania: 0.4%
500,000		Other Securities	518,750	0.4

		Trinidad And Tobago: 0.8%
968,750		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%-9.750%, 08/14/19-05/08/22	1,086,484	0.8

		Turkey: 4.6%
3,000,000		Turkey Government International Bond, 6.000%, 01/14/41	3,420,600	2.6
2,144,000		Turkey Government International Bond, 7.375%, 02/05/25	2,665,635	2.0
			6,086,235	4.6

		Ukraine: 1.0%
1,500,000		Ukraine Government International Bond, 6.750%, 11/14/17	594,585	0.4
2,000,000	#	Ukraine Government International Bond, 6.750%, 11/14/17	792,780	0.6
			1,387,365	1.0

		Uruguay: 1.9%
1,000,000		Uruguay Government International Bond, 4.500%, 08/14/24	1,087,500	0.8
785,000		Uruguay Government International Bond, 7.625%, 03/21/36	1,114,700	0.8
300,000		Uruguay Government International Bond, 8.000%, 11/18/22	396,000	0.3
			2,598,200	1.9

		Venezuela: 2.4%
3,300,000		Petroleos de Venezuela SA, 9.750%, 05/17/35	1,263,900	1.0
3,438,000		Petroleos de Venezuela SA, 5.250%-9.000%, 04/12/17-11/17/21	1,387,892	1.0

1,250,000	Other Securities	505,000	0.4
		3,156,792	2.4

	Vietnam: 1.0%
1,200,000	Vietnam Government International Bond, 6.750%, 01/29/20	1,365,000	1.0

	Zambia: 0.8%
1,000,000	# Zambia Government International Bond, 8.500%, 04/14/24	1,061,875	0.8

	Total Foreign Government Bonds (Cost $120,618,322)	118,691,814	89.0

	Total Long-Term Investments (Cost $127,183,600)	125,193,488	93.9

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.4%
	Mutual Funds: 4.4%
5,927,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%†† (Cost $5,927,000)	5,927,000	4.4

	Total Short-Term Investments (Cost $5,927,000)	5,927,000	4.4

	Total Investments in Securities (Cost $133,110,600)	$131,120,488	98.3
	Assets in Excess of Other Liabilities	2,257,736	1.7
	Net Assets	$133,378,224	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of March 31, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
±	Defaulted security

Cost for federal income tax purposes is $133,691,085.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$5,217,409
Gross Unrealized Depreciation	(7,788,006)

Net Unrealized Depreciation	$(2,570,597)

See Accompanying Notes to Financial Statements

8

Voya Emerging Markets Hard Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	84.8%
Energy	5.9
Utilities	2.1
Financial	1.1
U.S. Treasury Obligations	0.0
Short-Term Investments	4.4
Assets in Excess of Other Liabilities	1.7
Net Assets	100.0%

See Accompanying Notes to Financial Statements

9

Voya Emerging Markets Local Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.9%
			United States: 0.9%
MXN	11,000,000		General Electric Capital Corp., 8.500%, 04/06/18	$798,164	0.9

		Total Corporate Bonds/Notes
		(Cost $821,145)		798,164	0.9

FOREIGN GOVERNMENT BONDS: 76.7%
			Brazil: 5.0%
BRL	70,000	Z	Brazil Letras do Tesouro Nacional, 01/01/2016, 12.990%, 01/01/16	19,917	0.0
BRL	5,500,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/17	1,634,493	1.9
BRL	9,500,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	2,619,322	3.1
				4,273,732	5.0

			Colombia: 3.7%
COP	2,700,000,000	#	Colombia Government International Bond, 7.000%, 05/04/22	1,065,813	1.3
COP	4,400,000,000	#	Colombia Government International Bond, 10.000%, 07/24/24	2,036,889	2.4
				3,102,702	3.7

			Czech Republic: 0.9%
CZK	20,000,000		Czech Republic Government Bond, 3.400%, 09/01/15	791,331	0.9

			Finland: 1.0%
ZAR	2,000,000		Municipality Finance PLC, 7.470%, 04/17/15	165,410	0.2
TRY	1,800,000		Municipality Finance PLC, 14.500%, 04/24/15	694,173	0.8
				859,583	1.0

			Hungary: 4.5%
HUF	108,000,000		Hungary Government Bond, 5.500%, 12/20/18	430,912	0.5
HUF	100,000,000		Hungary Government Bond, 6.500%, 06/24/19	416,042	0.5
HUF	220,000,000		Hungary Government Bond, 7.750%, 08/24/15	806,252	1.0
HUF	160,000,000		Hungary Government International Bond, 6.000%, 11/24/23	692,691	0.8

HUF	330,000,000		Hungary Government International Bond, 7.000%, 06/24/22	1,473,870	1.7
				3,819,767	4.5

			Indonesia: 5.0%
IDR	15,000,000,000		Indonesia Treasury Bond, 8.250%, 06/15/32	1,203,155	1.4
IDR	10,000,000,000		Indonesia Treasury Bond, 8.375%, 03/15/24	814,723	1.0
IDR	10,000,000,000		Indonesia Treasury Bond, 8.375%, 03/15/34	815,420	1.0
IDR	16,000,000,000		Indonesia Treasury Bond, 9.000%, 03/15/29	1,376,870	1.6
				4,210,168	5.0

			Malaysia: 4.6%
MYR	6,500,000		Malaysia Government Bond, 3.480%, 03/15/23	1,709,919	2.0
MYR	4,000,000		Malaysia Government Bond, 4.160%, 07/15/21	1,104,313	1.3
MYR	2,000,000		Malaysia Government Bond, 4.181%, 07/15/24	550,660	0.7
MYR	1,800,000		Malaysia Government Bond, 4.392%, 04/15/26	503,931	0.6
				3,868,823	4.6

			Mexico: 7.1%
MXN	15,700,000		Mexican Bonos, 6.500%, 06/10/21	1,082,167	1.3
MXN	19,000,000		Mexican Bonos, 8.500%, 11/18/38	1,557,436	1.8
MXN	40,000,000		Mexican Bonos, 10.000%, 12/05/24	3,412,200	4.0
				6,051,803	7.1

			Nigeria: 1.6%
NGN	147,330,000		Nigeria Government Bond, 13.050%, 08/16/16	727,287	0.9
NGN	20,860,000		Nigeria Government Bond, 16.390%, 01/27/22	111,547	0.1
NGN	100,000,000		Nigeria Government Bond, 16.000%, 06/29/19	519,970	0.6
				1,358,804	1.6

			Norway: 0.3%
ZAR	1,800,000		Kommunalbanken AS, 6.500%, 06/07/18	144,575	0.2
ZAR	1,100,000		Kommunalbanken AS, 6.810%, 06/12/15	91,164	0.1
				235,739	0.3

			Peru: 0.7%
PEN	1,620,000	#	Peruvian Government International Bond, 7.840%, 08/12/20	597,735	0.7

See Accompanying Notes to Financial Statements

10

Voya Emerging Markets Local Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

		Philippines: 0.7%
PHP	26,000,000	Philippine Government International Bond, 3.900%, 11/26/22	586,604	0.7

		Poland: 8.5%
PLN	8,000,000	Poland Government Bond, 3.750%, 04/25/18	2,237,682	2.7
PLN	4,000,000	Poland Government Bond, 4.000%, 10/25/23	1,204,843	1.4
PLN	11,500,000	Poland Government Bond, 5.750%, 10/25/21	3,723,693	4.4
			7,166,218	8.5

		Romania: 4.1%
RON	3,000,000	Romania Government Bond, 5.800%, 10/26/15	750,219	0.9
RON	10,800,000	Romania Government Bond, 6.000%, 04/30/16	2,764,523	3.2
			3,514,742	4.1

		Russia: 1.9%
RUB	34,001,000	Russian Federal Bond - OFZ, 7.050%, 01/19/28	410,407	0.5
RUB	10,000,000	Russian Federal Bond - OFZ, 7.600%, 04/14/21	140,636	0.1
RUB	75,000,000	Russian Federal Bond - OFZ, 6.700%, 05/15/19	1,090,850	1.3
			1,641,893	1.9

		South Africa: 4.9%
ZAR	11,303,122	South Africa Government Bond, 6.250%, 03/31/36	742,545	0.9
ZAR	3,000,000	South Africa Government Bond, 7.250%, 01/15/20	247,241	0.3
ZAR	31,400,000	South Africa Government Bond, 10.500%, 12/21/26	3,134,046	3.7
			4,123,832	4.9

		South Korea: 2.9%
MYR	6,000,000	Export-Import Bank of Korea, 4.070%, 02/02/17	1,629,072	1.9
MYR	3,000,000	Export-Import Bank of Korea, 4.500%, 07/01/15	811,771	1.0
			2,440,843	2.9

		Supranational: 6.0%
MYR	7,000,000	Asian Development Bank, 4.000%, 02/08/17	1,907,544	2.3
ZAR	12,000,000	European Investment Bank, 6.750%, 09/15/17	980,631	1.2
ZAR	8,000,000	European Investment Bank, 9.000%, 12/21/18	690,528	0.8
ZAR	9,160,000	European Investment Bank, 9.000%, 03/31/21	800,981	0.9
ZAR	500,000	International Bank for Reconstruction & Development, 7.080%, 07/10/15	41,263	0.0
ZAR	900,000	International Finance Corp., 7.400%, 05/28/15	74,291	0.1
ZAR	7,500,000	Nordic Investment Bank, 7.000%, 09/25/18	613,159	0.7
			5,108,397	6.0

		Thailand: 4.7%
THB	25,000,000	Thailand Government Bond, 3.125%, 12/11/15	775,832	0.9
THB	96,000,000	Thailand Government Bond, 3.625%, 06/16/23	3,177,275	3.8
			3,953,107	4.7

		Turkey: 8.6%
TRY	2,500,000	Turkey Government Bond, 6.300%, 02/14/18	914,587	1.1
TRY	11,000,000	Turkey Government Bond, 9.000%, 03/08/17	4,303,538	5.1
TRY	5,000,000	Turkey Government Bond, 9.500%, 01/12/22	2,044,174	2.4
			7,262,299	8.6

		Total Foreign Government Bonds
		(Cost $75,135,836)	64,968,122	76.7

CREDIT-LINKED NOTES: 5.0%
		Colombia: 1.5%
	2,042,606	# Citigroup Funding, Inc., (Republic of Colombia), 7.500%, 08/27/26	1,241,220	1.5

		Indonesia: 3.5%
IDR	40,000,000,000	# JPMorgan Chase & Co., (Republic of Indonesia), 6.250%, 04/17/17	3,008,796	3.5

		Total Credit-Linked Notes
		(Cost $6,366,052)	4,250,016	5.0

See Accompanying Notes to Financial Statements

11

Voya Emerging Markets Local Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

# of Contracts		Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.0%
		Options on Currencies: 0.0%
4,494,000	@ Put CNH vs Call USD, Strike @ 6.463, Exp. 08/03/15 Counterparty: JPMorgan Chase & Co.	17,291	0.0

	Total Purchased Options
	(Cost $64,084)	17,291	0.0

	Total Long-Term Investments	,
	(Cost $82,387,117)	70,033,593	82.6

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 13.0%
		U.S. Government Agency Obligations: 8.5%
605,000	Z	Fannie Mae Discount Notes, 0.050%, 06/01/15	604,948	0.7
4,400,000	Z	Fannie Mae Discount Notes, 0.050%, 06/03/15	4,399,608	5.2
670,000	Z	Federal Home Loan Bank Discount Notes, 0.030%, 04/08/15	669,996	0.8
300,000	Z	Federal Home Loan Bank Discount Notes, 0.070%, 05/13/15	299,989	0.4
700,000	Z	Federal Home Loan Bank Discount Notes, 0.070%, 05/27/15	699,965	0.8
500,000	Z	Freddie Mac Discount Notes, 0.020%, 04/02/15	500,000	0.6
			7,174,506	8.5

Shares		Value	Percentage of Net Assets
		Mutual Funds: 4.5%
3,802,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%††
	(Cost $3,802,000)	3,802,000	4.5

	Total Short-Term Investments
	(Cost $10,976,507)	10,976,506	13.0

	Total Investments in Securities (Cost $93,363,624)	$81,010,099	95.6
	Assets in Excess of Other Liabilities	3,703,219	4.4
	Net Assets	$84,713,318	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of March 31, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

BRL	Brazilian Real
COP	Colombian Peso
CZK	Czech Koruna
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish New Lira
ZAR	South African Rand

Cost for federal income tax purposes is $93,656,355.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$514,027
Gross Unrealized Depreciation	(13,160,283)

Net Unrealized Depreciation	$(12,646,256)

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	76.7%
Credit-Linked Notes	5.0
Financial	0.9
Purchased Options	0.0
Short-Term Investments	4.5
U.S. Government Agency Obligations	8.5
Assets in Excess of Other Liabilities	4.4
Net Assets	100.0%

See Accompanying Notes to Financial Statements

12

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 77.8%
		United States: 77.8%
1,216,205		Alternative Loan Trust 2005-31, 0.454%, 08/25/35	$997,375	0.9
891,670		Alternative Loan Trust 2005-65CB 1A3, 5.500%, 01/25/36	844,202	0.7
1,738,484		Alternative Loan Trust 2005-J2, 0.574%, 04/25/35	1,501,273	1.3
935,781		Alternative Loan Trust 2006-18CB A11, 0.674%, 07/25/36	657,842	0.6
927,423		Alternative Loan Trust 2006-19CB A12, 0.574%, 08/25/36	658,456	0.6
2,000,000	#	BAMLL Re-REMIC Trust 2015-FRR11, 09/27/44	1,825,469	1.6
2,000,000	#	Bank of America Re-REMIC Trust 2014-FRR7 A, 2.421%, 10/26/44	1,973,865	1.7
813,000	#	Banc of America Commercial Mortgage Trust 2007-4, 5.821%, 02/10/51	838,146	0.7
1,500,000		Banc of America Commercial Mortgage Trust 2007-3, 5.575%, 06/10/49	1,513,133	1.3
2,000,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.181%, 07/10/45	1,981,349	1.7
140,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.331%, 09/10/47	143,049	0.1
1,412,640		Bear Stearns Alternative-A Trust, 2.651%, 09/25/35	1,217,937	1.1
485,344		Bear Stearns Alternative-A Trust, 2.671%, 05/25/35	471,364	0.4
1,500,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP16, 5.220%, 02/13/46	1,572,418	1.4
2,000,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G 2/42, 5.743%, 02/13/42	1,911,785	1.7
2,000,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.575%, 04/12/38	2,047,067	1.8
847,861		Bear Stearns ALT-A Trust 2005-10, 2.513%, 01/25/36	697,689	0.6

1,000,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9, 5.074%, 09/11/42	1,013,729	0.9
537,716		Chase Mortgage Finance Trust Series 2007-A1, 2.526%, 02/25/37	503,452	0.4
619,662		Chase Mortgage Finance Trust Series 2006-A1, 2.506%, 09/25/36	551,729	0.5
586,352		CHL Mortgage Pass-Through Trust 2007-14, 0.574%, 09/25/37	481,440	0.4
750,000	#	Citigroup Commercial Mortgage Trust 2012-GC8, 4.878%, 09/10/45	771,979	0.7
1,383,253		Citigroup Mortgage Loan Trust 2006-AR2, 2.685%, 03/25/36	1,274,775	1.1
1,326,435	#	Citigroup Mortgage Loan Trust 2013-7, 2.356%, 08/25/36	1,082,711	0.9
1,244,995		Citigroup Mortgage Loan Trust, Inc. 2005-3 2A2, 2.573%, 08/25/35	1,158,433	1.0
627,926		Citigroup Mortgage Loan Trust, Inc., 2.600%, 03/25/36	601,228	0.5
563,186		CitiMortgage Alternative Loan Trust Series 2007-A6 1A10, 6.000%, 06/25/37	502,321	0.4
59,535,000	#,^	COMM 2014-FL4 Mortgage Trust, 1.995%, 05/13/16	1,285,932	1.1
8,528,299	^	COMM 2013-LC6 XA Mortgage Trust, 1.766%, 01/10/46	694,028	0.6
12,420,024	^	COMM 2014-CCRE17 XA Mortgage Trust, 1.365%, 05/10/47	905,296	0.8
14,835,323	^	Commercial Mortgage Pass Through Certificates, 1.415%, 04/10/47	1,192,879	1.0
500,000		Commercial Mortgage Trust 2007-GG11 AJ, 6.254%, 12/10/49	530,971	0.5
1,264,941		Countrywide Home Loan Mortgage Pass-through Trust, 2.408%, 11/25/34	1,201,823	1.0
500,000		Credit Suisse Commercial Mortgage Trust Series 2007-C4, 5.903%, 09/15/39	526,989	0.5
3,114,269	#,^	DBUBS 2011-LC1 XA Mortgage Trust, 1.372%, 11/10/46	65,063	0.1
888,505	#	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1, 4.364%, 06/27/37	893,214	0.8

See Accompanying Notes to Financial Statements

13

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

818,921		Fannie Mae Connecticut Avenue Securities, 1.124%, 05/25/24	814,471	0.7
1,097,210		First Horizon Mortgage Pass-Through Trust 2006-AR4, 2.576%, 01/25/37	959,225	0.8
1,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 4.924%, 10/25/24	1,049,753	0.9
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 3.774%, 04/25/24	489,214	0.4
1,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 4.724%, 10/25/24	1,036,318	0.9
1,000,000		GCCFC Commercial Mortgage Trust, 5.415%, 04/10/37	1,006,849	0.9
1,500,000	#	GE Capital Commercial Mortgage Series 2005-C2, 5.700%, 05/10/43	1,492,153	1.3
1,000,000		GS Mortgage Securities Trust 2006-GG6 D, 5.553%, 04/10/38	982,921	0.8
516,682		GSR Mortgage Loan Trust 2005-AR5, 2.611%, 10/25/35	465,652	0.4
1,170,573		GSR Mortgage Loan Trust, 2.630%, 01/25/36	1,077,373	0.9
1,170,046		HomeBanc Mortgage Trust 2006-2 A2, 0.394%, 12/25/36	1,018,057	0.9
1,000,000	#	Jefferies Resecuritization Trust 2009-R6, 5.031%, 03/26/36	981,681	0.8
5,370,877	^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XA, 1.887%, 12/15/47	486,260	0.4
1,000,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 5.415%, 07/15/46	1,099,729	0.9
2,000,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.066%, 01/12/37	2,016,876	1.7
1,775,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.097%, 01/12/37	1,784,081	1.5
500,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, 5.618%, 05/15/45	505,088	0.4
1,866,456	#	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4, 7.990%, 07/15/46	2,065,635	1.8

1,765,487		JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/36	1,619,324	1.4
530,234		JP Morgan Mortgage Trust 2007-A3, 2.791%, 05/25/37	458,547	0.4
2,000,000		LB-UBS Commercial Mortgage Trust 2005-C7, 5.350%, 11/15/40	2,025,026	1.7
1,000,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	1,005,289	0.9
600,000	#	LB-UBS Commercial Mortgage Trust 2005-C3, 5.111%, 07/15/40	570,000	0.5
380,000		LB-UBS Commercial Mortgage Trust 2007-C1, 5.514%, 02/15/40	387,658	0.3
700,000		Merrill Lynch Mortgage Investors, Inc., 0.554%, 08/25/35	651,728	0.6
442,000		Merrill Lynch Mortgage Investors Trust Series MLMI 2005-A2, 2.464%, 02/25/35	428,806	0.4
145,300		Merrill Lynch Mortgage Trust 2006-C2, 5.802%, 08/12/43	147,691	0.1
1,600,000		Morgan Stanley Capital I Trust 2005-HQ6, 5.271%, 07/13/15	1,600,550	1.4
1,500,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.270%, 01/11/43	1,563,532	1.4
300,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.252%, 09/15/47	326,988	0.3
2,000,000	#	Morgan Stanley Re-REMIC Trust, 0.250%, 07/27/49	1,773,400	1.5
598,258		Morgan Stanley Mortgage Loan Trust 2005-10, 5.500%, 12/25/35	559,257	0.5
1,000,000	#	Springleaf Mortgage Loan Trust, 4.440%, 12/25/59	1,025,838	0.9
658,519		Structured Adjustable Rate Mortgage Loan Trust, 2.487%, 03/25/35	647,573	0.6
1,500,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.715%, 05/15/43	1,518,431	1.3
300,000		Wachovia Bank Commercial Mortgage Trust Series, 5.964%, 02/15/51	307,239	0.3
1,272,921		Wachovia Mortgage Loan Trust LLC Series 2005-B Trust 2A2, 2.485%, 10/20/35	1,162,743	1.0
2,000,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C28, 5.632%, 10/15/48	2,054,853	1.8

See Accompanying Notes to Financial Statements

14

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

981,190		Wachovia Mortgage Loan Trust LLC Series 2005-B Trust 2A1, 2.485%, 10/20/35	896,263	0.8
1,146,255		WaMu 2005-AR16 1A1 12/35, 2.340%, 12/25/35	1,095,371	0.9
1,850,946		WaMu Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	1,739,027	1.5
1,627,234		WaMu Mortgage Pass Through Certificates, 2.237%, 09/25/36	1,475,068	1.3
939,793		WaMu Mortgage Pass-Through Certificates Series 2006-AR14 Trust, 1.959%, 11/25/36	836,861	0.7
1,336,498		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust, 2.014%, 12/25/36	1,135,772	1.0
1,743,636		WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust, 4.484%, 08/25/36	1,591,821	1.4
934,663		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.194%, 12/25/36	844,235	0.7
880,345		WaMu Mortgage Pass-Through Certificates WMALT Series Trust 2007-5 A6, 6.000%, 06/25/37	773,440	0.7
1,386,342		WaMu Mortgage Pass-Through Certificates WMALT Series Trust 2007-OC1 A3, 0.404%, 01/25/47	976,466	0.8
1,021,159		WaMu Mortgage Pass-through Certificates, 2.277%, 02/25/37	885,024	0.8
1,041,672		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-7 Trust, 5.500%, 09/25/35	978,939	0.8
706,894		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	645,902	0.6
850,733		Wells Fargo Mortgage Backed Securities 2006-AR7 Trust, 2.619%, 05/25/36	808,086	0.7

		Total Collateralized Mortgage Obligations
		(Cost $89,492,004)	89,938,495	77.8

ASSET-BACKED SECURITIES: 20.6%
		Cayman Islands: 13.4%
500,000	#	Apidos CDO IV 2006-4A D, 1.756%, 10/27/18	493,090	0.4
500,000	#	Atrium V, 0.951%, 07/20/20	485,576	0.4
1,000,000	#	Atrium V, 3.961%, 07/20/20	990,300	0.9
500,000	#	Bluemountain CLO III Ltd. 2007-3A C, 0.961%, 03/17/21	486,217	0.4

500,000	#	Callidus Debt Partners CLO Fund VI Ltd., 3.257%, 10/23/21	495,131	0.4
500,000	#	Carlyle High Yield Partners IX Ltd., 1.868%, 08/01/21	483,221	0.4
240,743	#	CIFC Funding 2006-II Ltd., 4.262%, 03/01/21	237,093	0.2
250,000	#	ColumbusNova CLO IV Ltd 2007-2A C, 2.503%, 10/15/21	245,689	0.2
500,000	#	ColumbusNova CLO Ltd 2006-II, 1.756%, 04/04/18	490,854	0.4
500,000	#	Emporia Preferred Funding III Ltd. 2007-3A B, 0.707%, 04/23/21	490,192	0.4
1,000,000	#	Fraser Sullivan CLO II Ltd., 1.770%, 12/20/20	974,535	0.9
680,000	#	Fraser Sullivan CLO II Ltd. 2006-2A E, 3.770%, 12/20/20	666,570	0.6
750,000	#	GoldenTree Loan Opportunities IV Ltd., 4.506%, 08/18/22	744,576	0.7
750,000	#	Gulf Stream - Sextant CLO 2007-1 Ltd., 2.670%, 06/17/21	731,982	0.6
700,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 2.556%, 08/07/21	700,012	0.6
250,000	#	Landmark IX CDO Ltd., 1.703%, 04/15/21	239,561	0.2
750,000	#	LCM V Ltd., 3.665%, 03/21/19	733,690	0.6
750,000	#	Madison Park Funding II Ltd. 2006-2A D, 5.017%, 03/25/20	740,912	0.6
213,621	#	Madison Park Funding IV Ltd., 3.865%, 03/22/21	205,991	0.2
500,000	#	Madison Park Funding Ltd., 2.067%, 03/25/20	493,386	0.4
500,000	#	Madison Park Funding Ltd., 3.506%, 07/26/21	500,016	0.4
500,000	#	Mountain Capital CLO V Ltd, 1.821%, 09/15/18	490,347	0.4
1,000,000	#	Muir Grove CLO Ltd., 3.256%, 03/25/20	998,587	0.9
500,000	#	Northwoods Capital VII Ltd., 3.757%, 10/22/21	500,119	0.4
250,000	#	Sierra CLO II Ltd., 1.657%, 01/22/21	243,206	0.2
750,000	#	St James River CLO Ltd. 2007-1A D, 2.567%, 06/11/21	741,002	0.7
1,000,000	#	WhiteHorse IV Ltd. 2006-4A D, 3.907%, 01/17/20	977,300	0.9
			15,579,155	13.4

		Ireland: 0.6%
750,000	#	BlackRock Senior Income Series V Ltd. 2007-5A D, 2.508%, 08/13/19	734,651	0.6

See Accompanying Notes to Financial Statements

15

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2015 (continued)

	United States: 6.6%
1,500,000	# American Residential Properties 2014-SFR1 Trust, 2.527%, 09/17/31	1,518,152	1.3
1,375,249	FBR Securitization Trust, 0.851%, 10/25/35	1,148,110	1.0
1,225,000	First NLC Trust 2005-2, 0.694%, 09/25/35	914,732	0.8
1,000,000	# Invitation Homes Trust 2014-SFR2 E, 3.328%, 06/17/32	1,000,000	0.9
600,000	JP Morgan Mortgage Acquisition Trust 2007-CH5, 0.334%, 05/25/37	547,171	0.5
1,033,048	JP Morgan Mortgage Acquisition Trust 2006-CH2, 0.311%, 10/25/36	963,584	0.8
697,938	RAMP Series 2004-RS5 Trust, 5.750%, 05/25/34	658,186	0.6
1,000,000	Structured Asset Securities Corp. Mortgage Loan Trust 2006-BC5, 0.344%, 12/25/36	853,243	0.7
		7,603,178	6.6

	Total Asset-Backed Securities
	(Cost $23,837,366)	23,916,984	20.6

	Total Long-Term Investments
	(Cost $113,329,370)	113,855,479	98.4

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.0%
		Mutual Funds: 4.0%
4,572,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.070%††
	(Cost $4,572,000)	4,572,000	4.0

	Total Short-Term Investments
	(Cost $4,572,000)	4,572,000	4.0

	Total Investments in Securities (Cost $117,901,370)	$118,427,479	102.4
	Liabilities in Excess of Other Assets	(2,830,496)	(2.4)
	Net Assets	$115,596,983	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of March 31, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$939,850
Gross Unrealized Depreciation	(413,741)

Net Unrealized Appreciation	$526,109

Sector Diversification	Percentage of Net Assets
Collateralized Mortgage Obligations	77.8%
Other Asset-Backed Securities	19.8
Home Equity Asset-Backed Securities	0.8
Short-Term Investments	4.0
Liabilities in Excess of Other Assets	(2.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

16

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a) (2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Separate Portfolios (SPorts) Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	June 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	June 5, 2015

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	June 5, 2015